As filed with the Securities and Exchange Commission on November 24, 2004.

                                                       1933 Act File No. 2-49560
                                                      1940 Act File No. 811-2429

                 SECURITIES AND EXCHANGE COMMISSION Washington,
                                   D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 71


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 59

                             USAA MUTUAL FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
             ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0226
                                                          ----------------
                            Mark S. Howard, Secretary
                             USAA MUTUAL FUND, INC.
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                         ------------------------------
                    (Name and Address of Agent for Service)

 It is proposed that this filing will become effective under Rule 485

____   immediately upon filing pursuant to paragraph (b)
_X__   on (December 1, 2004 pursuant to paragraph (b)
____   60 days after filing pursuant to paragraph (a)(1)
____   on (date) pursuant to  paragraph  (a)(1)
____   75 days after filing pursuant to paragraph (a)(2)
____   on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

____   This  post-effective  amendment  designates  a  new effective date for a previously filed post-effective amendment.


                     Exhibit Index on Page 698

                                     Part A



                              Prospectuses for the
                  Aggressive Growth Fund, Growth Fund, Growth &
                  Income Fund, Income Stock Fund, Income Fund,
               Short-Term Bond Fund, Money Market Fund, Science &
     Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund,
                       and Value Fund are included herein


                  Not included in this Post-Effective Amendment
                          are the Prospectuses for the
                 S&P 500 Index Fund, Extended Market Index Fund,
                            and Nasdaq-100 Index Fund

                                     Part A


                               Prospectus for the
                             Aggressive Growth Fund
                               is included herein

[USAA EAGLE LOGO(R)]


                        USAA  AGGRESSIVE
                                GROWTH FUND



                        USAA

                 Investments

                                 [GRAPHIC OMITTED]


                  One of the

                 USAA Family

                  of No-Load

                Mutual Funds


                               P r o s p e c t u s
--------------------------------------------------------------------------------

            DECEMBER 1, 2004   As with other mutual funds,  the  Securities and
                               Exchange  Commission   has   not   approved   or
                               disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                               Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                      3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                      3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                            4

FEES AND EXPENSES                                                  8

FUND INVESTMENTS                                                   10

FUND MANAGEMENT                                                    12

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                 15

HOW TO INVEST                                                      19

HOW TO REDEEM                                                      23

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                    25

EXCHANGES                                                          27

SHAREHOLDER INFORMATION                                            28

FINANCIAL HIGHLIGHTS                                               33

APPENDIX A                                                         35

ADDITIONAL FUND INFORMATION                                        38

USAA Aggressive Growth Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in the common stocks of large companies that are selected for their growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks.

              We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.


WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Another risk described later in the prospectus is the risk of investing in foreign securities.

                                                                  3 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE
                  REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Aggressive Growth Fund - 4

-----------------------------------------------------------------------------

[BAR CHART]

                    CALENDAR YEAR    TOTAL RETURN
                         1994           -0.81%
                         1995           50.42%
                         1996           16.47%
                         1997            7.56%
                         1998           22.22%
                         1999           91.09%
                         2000          -19.95%
                         2001          -33.38%
                         2002          -30.60%
                         2003           30.79%


                          NINE-MONTH YTD TOTAL RETURN
                                 1.66% (9/30/04)

          BEST QUARTER*                               WORST QUARTER*
          51.19% 4th Qtr. 1999                 -34.20% 1st Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

                                                                  5 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Aggressive Growth Fund - 6

-----------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                       SINCE
                                                                     INCEPTION
                            PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  10/19/81
--------------------------------------------------------------------------------
Return Before Taxes             30.79%       -1.55%       7.77%        9.34%

Return After Taxes
on Distributions                30.79%       -1.96%       6.42%        7.90%

Return After Taxes
on Distributions
and Sale of Fund Shares         20.01%       -1.32%       6.22%        7.66%
--------------------------------------------------------------------------------

Russell 1000(R) Growth Index*
(reflects no deduction for
fees, expenses, or taxes)       29.75%       -5.11%       9.21%       12.08%+

--------------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds Index** (reflects no
deduction for taxes)            26.96%       -5.53%       7.77%       11.86%+
--------------------------------------------------------------------------------

 * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 ** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

+ The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of September 30, 1981, while the Fund's inception date is October 19, 1981. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  7 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          -------------------------------------------
          [ARROW]     FUND NUMBER           38

          [ARROW]     NEWSPAPER SYMBOL      AgvGt

          [ARROW]     TICKER SYMBOL         USAUX
          -------------------------------------------


FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES

USAA Aggressive Growth Fund - 8

----------------------------------------------------------------------------

              REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

                                                             TOTAL ANNUAL
     MANAGEMENT      DISTRIBUTION          OTHER             OPERATING
       FEES          (12b-1) FEES         EXPENSES            EXPENSES
--------------------------------------------------------------------------------
      .36%a              None               .67%               1.03%b

 a A performance fee adjustment decreased the base management fee of 0.37% by 0.01% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index.

 b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 0.99%.

          ----------------------------------------------------------------------
          [ARROW]  12b-1 FEES SOME  MUTUAL  FUNDS  CHARGE  THESE FEES TO PAY FOR
                   ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR      3 YEARS      5 YEARS     10 YEARS
            --------------------------------------------------
                $105         $328         $569        $1,259

                                                                  9 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in equity securities. These investments will tend to consist primarily of a diversified portfolio of stocks of large companies selected for their growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may also invest through initial public offerings.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              Marsico generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, Marsico may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

USAA Aggressive Growth Fund - 10

----------------------------------------------------------------------------

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              In selecting investments for the Fund, Marsico uses an approach that combines top-down economic analysis with bottom-up stock selection.

              The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, Marsico also examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of

                                                                 11 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

              the top-down analysis, Marsico identifies sectors, industries, and companies that should benefit from the overall trends Marsico has observed.

              Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be suitable for investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

              Marsico may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies may also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.


FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ----------------------------------------------------------
          [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                   USAA INVESTMENT MANAGEMENT COMPANY
                   APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
          ----------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

USAA Aggressive Growth Fund - 12

----------------------------------------------------------------------------

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million. The base fee for the fiscal year ended July 31, 2004, was equal to 0.37% of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 13 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

      OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET ASSETS)
      ---------------------------------------------------------------------
          +/- 100 to 400                               +/- 4
          +/- 401 to 700                               +/- 5
        +/- 701 and greater                            +/- 6

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.37% by 0.01%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of September 30, 2004, Marsico had approximately $30 billion in assets under management.

              Marsico is compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGER

              Thomas F. Marsico, Chief Executive Officer of Marsico Capital Management, LLC is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico

USAA Aggressive Growth Fund - 14

----------------------------------------------------------------------------

              served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception date) through August 11, 1997.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual

                                                                 15 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

              securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

USAA Aggressive Growth Fund - 16

----------------------------------------------------------------------------

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in

                                                                 17 - Prospectus

----------------------------------------------------------------------------

              other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order, in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in

USAA Aggressive Growth Fund - 18

----------------------------------------------------------------------------

              excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.


HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

                                                                 19 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

USAA Aggressive Growth Fund - 20

----------------------------------------------------------------------------

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 21 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

USAA Aggressive Growth Fund - 22

----------------------------------------------------------------------------

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 23 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE

              *   Access usaa.com.

              *   Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

USAA Aggressive Growth Fund - 24

----------------------------------------------------------------------------

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for

                                                                 25 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

USAA Aggressive Growth Fund - 26

----------------------------------------------------------------------------

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of

                                                                 27 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

USAA Aggressive Growth Fund - 28

----------------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or

                                                                 29 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

USAA Aggressive Growth Fund - 30

----------------------------------------------------------------------------

              ------------------------------------------------------------------
              [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

              [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
              ------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term

                                                                 31 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

              capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Aggressive Growth Fund - 32

----------------------------------------------------------------------------

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                            YEAR ENDED JULY 31,
                      ----------------------------------------------------------
                          2004      2003       2002        2001        2000
                      ----------------------------------------------------------
Net asset value at
 beginning of period  $   23.62  $   20.80  $   31.29  $    56.35  $    38.23
                      ----------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss      (.02)a     (.09)a     (.20)a      (.22)a      (.22)a
  Net realized and
   unrealized gain (loss)  1.33a      2.91a    (10.29)a    (22.97)a     20.65a
                      ----------------------------------------------------------
Total from investment
 operations                1.31a      2.82a    (10.49)a    (23.19)a     20.43a

Less distributions:
 From realized capital
  gains                     -           -          -        (1.87)      (2.31)
                      ----------------------------------------------------------
Net asset value
 at end of period     $   24.93  $   23.62  $   20.80  $    31.29  $    56.35
                      ==========================================================
Total return (%) *         5.55      13.56     (33.53)     (42.69)      56.71

Net assets at end
 of period (000)      $ 932,028  $ 851,236  $ 730,143  $1,156,449  $1,981,674

Ratio of expenses
 to average net
 assets (%) **             1.03b      1.16b       .99b        .66b        .60b

Ratio of net
 investment loss
 to average net
 assets (%) **             (.07)      (.44)      (.77)       (.52)       (.42)

Portfolio turnover (%)    87.54     110.24     169.84       23.06       33.07


* Assumes reinvestment of all realized capital gain distributions during the period.

** For the year ended July 31, 2004, average net assets were $926,751,000.

a Calculated using average shares. For the year ended July 31, 2004, average shares were 36,490,000.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                           (.04%)     (.02%)       -          -             -

USAA Aggressive Growth Fund - 34

                                   APPENDIX A
----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE AGGRESSIVE GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

                                                                 35 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not

USAA Aggressive Growth Fund - 36

----------------------------------------------------------------------------

              exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Aggressive Growth Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
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LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES




23451-1204                                  (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                                   Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                        USAA  GROWTH FUND


                        USAA

                 Investments

                               [GRAPHIC OMITTED]


                  One of the

                 USAA Family

                  of No-Load

                Mutual Funds


                               P r o s p e c t u s

--------------------------------------------------------------------------------

            DECEMBER 1, 2004   As with other mutual  funds, the  Securities  and
                               Exchange    Commission   has  not   approved   or
                               disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                               Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                    3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                    3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                          4

FEES AND EXPENSES                                                7

FUND INVESTMENTS                                                 9

FUND MANAGEMENT                                                 12

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                              16

HOW TO INVEST                                                   20

HOW TO REDEEM                                                   24

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                 26

EXCHANGES                                                       27

SHAREHOLDER INFORMATION                                         29

FINANCIAL HIGHLIGHTS                                            34

APPENDIX A                                                      36

ADDITIONAL FUND INFORMATION                                     46

USAA Growth Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to invest in equity securities of companies that are selected for their growth potential.

              We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as a subadviser of the Fund along with Marsico Capital Management, LLC (Marsico). Loomis Sayles and Marsico are responsible for managing the portion of the Fund's assets allocated to each of them by us.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

              Another risk described later in the prospectus is the risk of investing in foreign securities.

                                                                  3 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Growth Fund - 4

-----------------------------------------------------------------------------

[BAR CHART]
                         CALENDAR YEAR     TOTAL RETURN
                              1994            3.35%
                              1995           32.06%
                              1996           17.80%
                              1997            3.69%
                              1998           32.13%
                              1999           21.67%
                              2000          -19.06%
                              2001          -23.84%
                              2002          -31.79%
                              2003           24.88%


                           NINE-MONTH YTD TOTAL RETURN
                                -0.65% (9/30/04)
     BEST QUARTER*                                     WORST QUARTER*
     26.08% 4th Qtr. 1998                       -25.51% 3rd Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts.

                                                                  5 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to July 1, 2004, which is the date on which Loomis Sayles assumed day-to-day management of a portion of the Fund's assets, and June 28, 2002, which is the date on which Marsico assumed day-to-day management of a portion of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                                                                      INCEPTION
                            PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    4/5/71
--------------------------------------------------------------------------------
Return Before Taxes             24.88%      -8.57%        3.48%         6.28%

Return After Taxes
on Distributions                24.87%      -9.08%        1.47%         4.50%

Return After Taxes
on Distributions
and Sale of Fund Shares         16.18%      -7.02%        2.17%         4.59%
--------------------------------------------------------------------------------

Russell 1000(R) Growth Index*
(reflects no deduction for
fees, expenses, or taxes)       29.75%      -5.11%        9.21%          N/A

--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds
Index** (reflects no deduction
for taxes)                      26.96%      -5.53%        7.77%          N/A
--------------------------------------------------------------------------------

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their

USAA Growth Fund - 6

-----------------------------------------------------------------------------

     equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 22 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ------------------------------------------------
          [ARROW]    FUND NUMBER                 41

          [ARROW]    NEWSPAPER SYMBOL            Grwth

          [ARROW]    TICKER SYMBOL               USAAX
          -------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a

                                                                  7 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets (ANA).

    MANAGEMENT        DISTRIBUTION          OTHER           TOTAL ANNUAL
      FEES            FEES (12b-1)         EXPENSES      OPERATING EXPENSES
  ---------------------------------------------------------------------------
      .71%a              None               .49%                1.20%b,c

a A performance fee adjustment decreased the base management fee of 0.75% by 0.04% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index.

b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.18%.

 c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                       Actual Total Annual
            Total Annual                                Operating Expenses
             Operating           Reimbursement               After
              Expenses             From IMCO             Reimbursement
            ---------------------------------------------------------------
               1.20%                 .20%                     1.00%

USAA Growth Fund - 8

-----------------------------------------------------------------------------

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                    1 YEAR          3 YEARS         5 YEARS        10 YEARS
                  -------------------------------------------------------------
                     $122             $381            $660           $1,455


FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in common stocks. The Fund's investments will consist primarily of a diversified portfolio of stocks of companies selected for their growth potential. Loomis Sayles and Marsico may also invest the Fund's assets in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when they believe these securities will offer a good prospect for appreciation. However, Loomis Sayles and Marsico will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets may also be invested through initial public offerings.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

                                                                  9 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

              Marsico  uses an  approach  that  combines  top-down  analysis  of
              economic  and  social  trends  with  bottom-up  stock   selection.
              Top-down analysis

USAA Growth Fund - 10

-----------------------------------------------------------------------------

              takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends.

              Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

              Marsico may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Investments in companies may also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

              The Loomis Sayles large cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate; upward revisions to earnings estimates; accelerating or above average revenue growth; and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services; and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership; franchise value; barriers to entry; low-cost distribution; patent protection; and outstanding management with a demonstrated record of success and a shareholder orientation.

              The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to pur-

                                                                 11 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              chase, modify the weighting, or sell a security is made on a team basis and is unanimous.

              When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure; weakening of competitive position; earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 36.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ----------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     ----------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative

USAA Growth Fund - 12

-----------------------------------------------------------------------------

              and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
    ------------------------------------------------------------------------
       +/- 100 to 400                                   +/- 4
       +/- 401 to 700                                   +/- 5
     +/- 701 and greater                                +/- 6

    1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period,

                                                                 13 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.75% by 0.04%.

              We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2004, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.51% of average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into Investment Subadvisory Agreements with Loomis Sayles and Marsico, under which Loomis Sayles and Marsico each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of September 30, 2004, managed more than $58 billion in client assets.

              Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of September 30, 2004, Marsico had approximately $30 billion in assets under management.

              Loomis Sayles and Marsico are compensated directly by IMCO and not by the Fund.

USAA Growth Fund - 14

-----------------------------------------------------------------------------

              PORTFOLIO MANAGERS

              LOOMIS SAYLES

              The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the funds allocated to Loomis. This team consists of three portfolio managers, Mark Baribeau, Pamela Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

              Mr. Baribeau started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992. Previously, he had been an Economist for John Hancock Financial Services. He earned a BA in Economics from the University of Vermont and an MA in Economics from the University of Maryland.

              Mrs. Czekanski started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995. Previously, she was a Portfolio Manager for INVESCO/Gardner & Preston Moss and Portfolio Manager for One Federal Asset Management. She began her investment career as an Economic Analyst for David L. Babson & Company. She earned a BA in Economics from Middlebury College.

              Mr. Skaggs started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 after serving as an analyst in our Equity Research Department covering the financial sector. Previously, he had been an Equity Analyst with Woodbridge Capital Management and Commercial Credit and Lending Officer for Comerica Bank. He received both a BA and an MSM in Economics from Oakland University.

              MARSICO

              Thomas F. Marsico, Chief Executive Officer of Marsico Capital Management, LLC is primarily responsible for the day-to-day management of the portion of the Fund attributed to Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997.

                                                                 15 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              He also served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception date) through August 11, 1997.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual

USAA Growth Fund - 16

-----------------------------------------------------------------------------

              financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

                                                                 17 - Prospectus

USAA GROWTH FUND
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              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 26.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

USAA Growth Fund - 18

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              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

                                                                 19 - Prospectus

USAA GROWTH FUND
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HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 32 for additional tax information.

USAA Growth Fund - 20

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              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

                                                                 21 - Prospectus

USAA GROWTH FUND
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              ADDITIONAL PURCHASES

              *   50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *    To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

USAA Growth Fund - 22

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              *   To add to your  account,  send your check and the  appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

                                                                 23 - Prospectus

USAA GROWTH FUND
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              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

USAA Growth Fund - 24

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              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

              *   Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

                                                                 25 - Prospectus

USAA GROWTH FUND
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              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchas-


USAA Growth Fund - 26

-----------------------------------------------------------------------------

              ing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process

                                                                 27 - Prospectus
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USAA GROWTH FUND
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              exchange  redemptions  and  purchases  at the  share  prices  next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 18.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

USAA Growth Fund - 28

-----------------------------------------------------------------------------

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                                                                 29 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities

USAA Growth Fund - 30

-----------------------------------------------------------------------------

              at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

                                                                 31 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

USAA Growth Fund - 32

-----------------------------------------------------------------------------

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

                                                                 33 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

USAA Growth Fund - 34

-----------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,
                     -----------------------------------------------------------
                        2004       2003       2002        2001         2000
                     -----------------------------------------------------------
Net asset value at
 beginning of period $   11.29  $   10.34  $   15.74  $     24.50  $     24.03
                     -----------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment
   income (loss)           .00d       .00d      (.04)a       (.07)a       (.03)a
  Net realized and
   unrealized gain (loss)  .50        .95      (5.36)a      (8.18)a       3.06a
                     -----------------------------------------------------------
Total from investment
 operations                .50        .95      (5.40)a      (8.25)a       3.03a

Less distributions:
 From net investment
  income                  (.01)      -           -            -           (.02)
 From realized capital
  gains                    -         -           -           (.51)       (2.54)
                     -----------------------------------------------------------
Total distributions       (.01)      -           -           (.51)       (2.56)
                     -----------------------------------------------------------
Net asset value at
 end of period       $   11.78  $   11.29  $   10.34  $     15.74  $     24.50
                     ===========================================================
Total return (%) *        4.39       9.19     (34.31)      (34.34)       14.13

Net assets at end
 of period (000)     $ 794,974  $ 769,704  $ 728,286  $ 1,188,743  $ 1,874,570

Ratio of expenses
 to average net
 assets (%) **            1.00b,c    1.00b,c    1.00b,c       .99b        .96b

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%) **    1.20b      1.28b      1.22b         -            -

Ratio of net investment
 income to average
 net assets (%) **         .00e       .05       (.27)        (.39)       (.11)

Portfolio turnover (%   119.52      54.10     114.41       101.08      133.43


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

** For the year ended July 31, 2004, average net assets were $825,176,000.

a  Calculated using average shares.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                          (.02%)     (.01%)      -           -            -

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

d  Represents less than $0.01 per share.

e  Represents less than 0.01%.
                                                                 35 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested, limited to 5% of the value of the Fund's net assets at the time of purchase, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

USAA Growth Fund - 36

-----------------------------------------------------------------------------

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to

                                                                 37 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Growth Fund - 38

                                      NOTES

                                                                 39 - Prospectus

                                      NOTES

USAA Growth Fund - 40

                                      NOTES

                                                                 41 - Prospectus

                                      NOTES

USAA Growth Fund - 42

                                      NOTES

                                                                 43 - Prospectus

                                      NOTES

USAA Growth Fund - 44

                                      NOTES

                                                                 45 - Prospectus

USAA GROWTH FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Growth Fund - 46

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
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and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23452-1204                                  (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                              Growth & Income Fund
                               is included herein

[USAA
EAGLE
LOGO(R)]


                       USAA   GROWTH & INCOME FUND


                       USAA

                Investments

                              [GRAPHIC OMITTED]

                 One of the

                USAA Family

                of  No-Load

               Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1 ,2004   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                    3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                    3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                          4

FEES AND EXPENSES                                                8

FUND INVESTMENTS                                                 9

FUND MANAGEMENT                                                 11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                              15

HOW TO INVEST                                                   19

HOW TO REDEEM                                                   23

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                 25

EXCHANGES                                                       26

SHAREHOLDER INFORMATION                                         28

FINANCIAL HIGHLIGHTS                                            33

APPENDIX A                                                      35

ADDITIONAL FUND INFORMATION                                     38

USAA Growth & Income Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's primary investment objective is capital growth and its secondary investment objective is current income. The Fund's strategy to achieve this objective is to identify through fundamental analysis market-leading companies of all market cap sizes in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high-quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

              We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser of the Fund. Wellington Management is responsible for investing the Fund's assets.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

                                                                  3 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Other risks of the Fund described later in the prospectus are the risks of investing in foreign securities and in real estate investment trusts (REITs).

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

Growth & Income Fund - 4

-----------------------------------------------------------------------------
[BAR CHART]

                    CALENDAR YEAR       TOTAL RETURN
                         1994                1.29%
                         1995               31.57%
                         1996               23.04%
                         1997               26.04%
                         1998                6.46%
                         1999               14.11%
                         2000                2.99%
                         2001               -6.13%
                         2002              -21.27%
                         2003               29.22%


                           NINE-MONTH YTD TOTAL RETURN
                                 0.72% (9/30/04)

     BEST QUARTER*                                       WORST QUARTER*
     17.52% 4th Qtr. 1998                         -17.48% 3rd Qtr. 1998

          * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distribu-

                                                                  5 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              tions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                                                                      INCEPTION
                          PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS   6/1/93
--------------------------------------------------------------------------------
Return Before Taxes           29.22%       2.34%           9.46%        9.40%

Return After Taxes
on Distributions              29.15%       1.65%           8.34%        8.31%

Return After Taxes
on Distributions and
Sale of Fund Shares           19.07%       1.70%           7.77%        7.74%
--------------------------------------------------------------------------------

Russell 3000(R) Index*
(reflects no deduction for
fees, expenses, or taxes)     31.06%       0.37%          10.78%       10.79%+

--------------------------------------------------------------------------------
Lipper Multi-Cap Core
Funds Index** (reflects no
deduction for taxes)          31.31%       1.37%           9.73%        9.93%+
--------------------------------------------------------------------------------

 *   The Russell 3000 Index  measures the  performance of the 3,000 largest U.S.
     companies   based  on  total  market   capitalization,   which   represents
     approximately 98% of the investable U.S. equity market.

 ** The Lipper Multi-Cap Core Funds Index tracks the total return performance for the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization

USAA Growth & Income Fund - 6

-----------------------------------------------------------------------------

     range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

 + The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          -------------------------------------------------
          [ARROW]    FUND NUMBER                   37

          [ARROW]     NEWSPAPER SYMBOL             Gr&Inc

          [ARROW]     TICKER SYMBOL                USGRX
          -------------------------------------------------

                                                                  7 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.


    MANAGEMENT          DISTRIBUTION         OTHER           TOTAL ANNUAL
       FEES             (12b-1) FEES        EXPENSES     OPERATING EXPENSES
   --------------------------------------------------------------------------
       .57%a                None              .44%              1.01%b

     a A performance fee adjustment decreased the base management fee of 0.60% by 0.03% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Core Funds Index.

     b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses.
         Including these reductions for expenses paid indirectly, the total annual operating expenses were 0.98%.

USAA Growth & Income Fund - 8

-----------------------------------------------------------------------------

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
             -----------------------------------------------------------
                $103            $322           $558           $1,236


FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs). Wellington Management will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund may also invest in convertible debt securities and nonconvertible preferred stock.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be

                                                                  9 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objectives during the time it is in this temporary defensive posture.

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              REITS INVESTMENT RISK. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

USAA Growth & Income Fund - 10

-----------------------------------------------------------------------------

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              Wellington Management will consider purchasing stocks that exhibit the following characteristics:

              *   superior market positions

              *   positive financial momentum accompanied by strong fundamentals

              *   sustainable revenue and earnings growth

              *   high-quality management team

              *   attractive valuation

              Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     --------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     --------------------------------------------------------------

                                                                 11 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA Growth & Income Fund - 12

-----------------------------------------------------------------------------

     OVER/UNDER PERFORMANCE                 ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX               (IN BASIS POINTS AS A  PERCENTAGE
      (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET  ASSETS)
    ----------------------------------------------------------------------
          +/- 100 to 400                            +/- 4
          +/- 401 to 700                            +/- 5
        +/- 701 and greater                         +/- 6

 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.60% by 0.03%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2004, Wellington Management had approximately $428 billion in assets.

              Wellington Management is compensated directly by IMCO and not by the Fund.

                                                                 13 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              PORTFOLIO MANAGERS

              Matthew E. Megargel, CFA, senior vice president, and equity portfolio manager, joined Wellington Management in 1983 as a global industry analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his MBA from the University of Virginia's Darden Graduate School of Business Administration and his BA in Economics from the University of North Carolina -- Chapel Hill in 1979.

              Francis J. Boggan, CFA, vice president and equity portfolio manager, joined Wellington Management in 2000. Mr. Boggan manages mid cap growth-style mutual fund and institutional clients. He draws on research provided by the firm's regional and global industry analysts and other global research resources within the firm. Prior to joining the firm, he was managing director of Palladian Capital Management, where he co-managed equity portfolios for pension trusts, foundations, endowments, insurance companies, and individuals (1998 2000). Mr. Boggan received his MBA, cum laude, from the University of Southern California and his BA in Finance from the State University of New York in Buffalo.

              Maya K. Bittar, CFA, vice president and equity portfolio manager, joined Wellington Management in 1998. As a member of the U.S. Core Equity Group, Ms. Bittar manages accounts for a globally diverse group of individual, institutional, and mutual fund clients. She focuses on companies in the healthcare, telecommunications services, and retail industries. Ms. Bittar is also a member of the Global Balanced Strategy Group, which manages global accounts. Ms. Bittar received her MBA and MS along with her BBA from the University of Wisconsin-Madison.

              Jeffrey L. Kripke, vice president and equity portfolio manager, joined Wellington Management in 2001. Mr. Kripke is a member of the U.S. Core Equity Team, which manages core international and global equity portfolios for a globally diverse group of individual, institutional, and mutual fund clients. Prior to joining the firm, he was an associate portfolio manager at Merrill Lynch Asset Management in New York where he managed the U.S. equity component of several variable annuities (1999 - 2001). Prior to that, he was assistant portfolio manager of the Chase Equity Income and New Growth Opportunity funds at Chase Asset Management (1998 1999). Mr. Kripke received his MBA in Finance

USAA Growth & Income Fund - 14

-----------------------------------------------------------------------------

              from Columbia University Graduate School of Business and his BA in Economics from Tufts University.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.


USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual
                                                                 15 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For
                  more  detailed  information   on  our  exchange  policy,  see
                  EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

USAA Growth & Income Fund - 16

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              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

                                                                 17 - Prospectus

USAA GROWTH & INCOME FUND
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              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

USAA Growth & Income Fund - 18

-----------------------------------------------------------------------------

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

                                                                 19 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

USAA Growth & Income Fund - 20

-----------------------------------------------------------------------------

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * (No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240
                                                                 21 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

USAA Growth & Income Fund - 22

-----------------------------------------------------------------------------

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                 23 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

              *   Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is

USAA Growth & Income Fund - 24

-----------------------------------------------------------------------------

              not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.


IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder

                                                                 25 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

USAA Growth & Income Fund - 26

-----------------------------------------------------------------------------

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 24.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

                                                                 27 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last

USAA Growth & Income Fund - 28

-=---------------------------------------------------------------------------

              quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

                                                                 29 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

USAA Growth & Income Fund - 30

-----------------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer

                                                                 31 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

              identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

USAA Growth & Income Fund - 32

-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

                                       YEAR ENDED JULY 31,
                      ----------------------------------------------------------
                          2004       2003       2002       2001       2000
                      ----------------------------------------------------------
Net asset value at
 beginning of period  $    15.76  $   14.64  $   19.69  $    19.79  $    20.43
                      ----------------------------------------------------------
Income from investment
 operations:
  Net investment income      .04        .05        .10         .16         .16
  Net realized and
   unrealized gain (loss)   1.97       1.45      (4.47)        .25         -
                      ----------------------------------------------------------
Total from investment
 operations                 2.01       1.50      (4.37)        .41         .16
                      ----------------------------------------------------------
Less distributions:
 From net investment
  income                    (.05)      (.05)      (.10)       (.16)       (.16)
 From realized capital
  gains                      -         (.33)      (.58)       (.35)       (.64)
                      ----------------------------------------------------------
Total distributions         (.05)      (.38)      (.68)       (.51)       (.80)

Net asset value
 at end of period     $    17.72  $   15.76  $   14.64  $    19.69  $    19.79
                      ==========================================================
Total return (%) *         12.75      10.56     (22.74)       2.11         .99

Net assets at
 end of period (000)  $1,130,036  $ 932,781  $ 850,987  $1,116,680  $1,098,474

Ratio of expenses
 to average net
 assets (%) **              1.01a      1.09a      1.05a        .89a        .90a

Ratio of net investment
 income to average net
 assets (%) **               .22        .37        .57         .82         .78

Portfolio turnover (%)     72.93      66.01      73.52       28.95       22.90

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

** For the year ended July 31, 2004, average net assets were $1,080,647,000.

a Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                            (.03%)     (.02%)      -           -           -

USAA Growth & Income Fund - 34

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE GROWTH & INCOME FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested, limited to 5% of the value of the Fund's net assets at the time of purchase, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the

                                                                 35 - Prospectus

-----------------------------------------------------------------------------

              option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that

USAA Growth & Income Fund - 36

                                   APPENDIX A
-----------------------------------------------------------------------------

              the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              REAL ESTATE INVESTMENT TRUST (REITS)

              A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA GROWTH & INCOME FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Growth & Income Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
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and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



23453-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                                Income Stock Fund
                               is included herein

[USAA
EAGLE
LOGO(R)]

                      USAA  INCOME STOCK FUND


                      USAA

               Investments

                              [GRAPHIC OMITTED]


                One of the

               USAA Family

                of No-Load

              Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

          DECEMBER 1, 2004    As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                          3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                          3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                4

FEES AND EXPENSES                                                      7

FUND INVESTMENTS                                                       9

FUND MANAGEMENT                                                       11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                    14

HOW TO INVEST                                                         17

HOW TO REDEEM                                                         22

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                       24

EXCHANGES                                                             25

SHAREHOLDER INFORMATION                                               27

FINANCIAL HIGHLIGHTS                                                  31

APPENDIX A                                                            33

ADDITIONAL FUND INFORMATION                                           38

USAA Income Stock Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The  Fund's  investment  objective  is  current  income  with  the prospect  of  increasing  dividend  income and the  potential  for capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends.

              We are the Fund's investment adviser. We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) to serve as subadviser of the Fund. GMO is responsible for managing the Fund's assets.

              Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk, dividend payout risk, and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * DIVIDEND PAYOUT RISK is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

                                                                  3 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              Other risks described later in the prospectus are the risk of investing in real estate investment trusts (REITs) and the risk of investing in foreign securities.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Income Stock Fund - 4

-----------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         1994           -0.70%
                         1995           28.62%
                         1996           18.70%
                         1997           26.99%
                         1998            8.10%
                         1999            2.46%
                         2000           10.82%
                         2001           -4.18%
                         2002          -19.00%
                         2003           25.76%


                          NINE-MONTH YTD TOTAL RETURN
                                 3.47% (9/30/04)

     BEST QUARTER*                                      WORST QUARTER*
     15.24% 4th Qtr. 2003                        -20.13% 3rd Qtr. 2002

          * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits

                                                                  5 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to July 12, 2003, which is the date on which GMO assumed day-to-day management of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                                                                      INCEPTION
                          PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS    5/4/87
--------------------------------------------------------------------------------
Return Before Taxes           25.76%       2.08%          8.72%         9.97%

Return After Taxes
on Distributions              25.41%        .25%          6.30%         7.70%

Return After Taxes
on Distributions
and Sale of Fund Shares       17.12%        .92%          6.27%         7.54%
--------------------------------------------------------------------------------

Russell 1000(R) Value Index*
(reflects no deduction for
fees, expenses, or taxes)     30.03%       3.56%         11.88%        11.73%+

--------------------------------------------------------------------------------
Lipper Equity Income Funds
Index** (reflects no
deduction
for taxes)                    25.83%       2.22%          9.18%         9.79%+
--------------------------------------------------------------------------------

  * The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  ** The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

  + The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated with a commencement date of April 30, 1987, while the Fund's inception date is May 4, 1987. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Income Stock Fund - 6

-----------------------------------------------------------------------------

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 20 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW]     FUND NUMBER                   35

     [ARROW]     NEWSPAPER SYMBOL              IncStk

     [ARROW]     TICKER SYMBOL                 USISX
     ----------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM

                                                                  7 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

     MANAGEMENT          DISTRIBUTION        OTHER          TOTAL ANNUAL
       FEES              (12b-1) FEES       EXPENSES      OPERATING EXPENSES
    ---------------------------------------------------------------------------
       .46%a                None              .33%               .79%b

a A performance fee adjustment decreased the base management fee of 0.50% by 0.04% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Equity Income Funds Index.

b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR        3 YEARS        5 YEARS        10 YEARS
          --------------------------------------------------------
             $81           $252           $439            $978

USAA Income Stock Fund - 8

-----------------------------------------------------------------------------

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. GMO attempts to provide a portfolio with a dividend yield above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              STOCK MARKET RISK. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

              DIVIDEND PAYOUT RISK. This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

                                                                  9 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              REITS INVESTMENT RISK. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISKS. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              GMO seeks out stocks that it considers to be undervalued. Generally, these are stocks that are out of favor with investors and are currently trading at prices that are below what GMO believes the stocks are worth in relation to the fundamental value of the underlying companies. These stocks typically - but not always - have lower price/earnings (P/E) ratios and higher than average dividend yields. GMO makes both buy and sell decisions based on proprietary research and also on fundamentally based models in choosing among large-cap stocks.

USAA Income Stock Fund - 10

-----------------------------------------------------------------------------

              Portfolios are generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO controls risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the benchmark.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 33.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -------------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     -------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

                                                                 11 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate at one-half of one percent (0.50%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------------
            +/- 100 to 400                            +/- 4
            +/- 401 to 700                            +/- 5
          +/- 701 and greater                         +/- 6

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Equity Income Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.50% by 0.04%.

USAA Income Stock Fund - 12

-----------------------------------------------------------------------------

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with GMO, under which GMO provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO has nearly 26 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of September 30, 2004, GMO had approximately $70.6 billion of assets under management.

              GMO is compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGER

              GMO utilizes a team approach in managing the Fund. Robert Soucy, a 17-year veteran of GMO, heads the U.S. Equity Team. Mr. Soucy is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Mr. Soucy earned his B.S. from the University of Massachusetts at Amherst.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

                                                                 13 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

USAA Income Stock Fund - 14

-----------------------------------------------------------------------------

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 24.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differ-

                                                                 15 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

                  ences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include

USAA Income Stock Fund - 16

-----------------------------------------------------------------------------

              warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we

                                                                 17 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 29 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus

USAA Income Stock Fund - 18

----------------------------------------------------------------------------

              accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                 19 - Prospectus

USAA INCOME STOCK FUND
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              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

USAA Income Stock Fund - 20

-----------------------------------------------------------------------------

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                 21 - Prospectus

USAA INCOME STOCK FUND
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HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

USAA Income Stock Fund - 22

-----------------------------------------------------------------------------

              *   Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 23 - Prospectus

USAA INCOME STOCK FUND
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IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

USAA Income Stock Fund - 24

-----------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

                                                                 25 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 23.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

USAA Income Stock Fund - 26

-----------------------------------------------------------------------------

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal

                                                                 27 - Prospectus

USAA INCOME STOCK FUND
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              trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when

USAA Income Stock Fund - 28

-----------------------------------------------------------------------------

              considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year.

                                                                 29 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

              Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA Income Stock Fund - 30

-----------------------------------------------------------------------------

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 31 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

                                            Year Ended July 31,
                    ------------------------------------------------------------
                        2004       2003          2002        2001       2000
                    ------------------------------------------------------------
Net asset value
 at beginning of
 period             $    13.14  $    14.30   $    18.44  $    17.63  $    20.69
                    ------------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income    .25         .27          .36         .48         .56
  Net realized and
   unrealized gain (loss) 2.16        (.17)       (3.57)       1.33       (1.38)
                    ------------------------------------------------------------
Total from investment
 operations               2.41         .10        (3.21)       1.81        (.82)
                    ------------------------------------------------------------
Less distributions:
 From net investment
  income                  (.24)       (.26)        (.37)       (.49)       (.58)
 From realized
  capital gains            -         (1.00)        (.56)       (.51)      (1.66)
                    ------------------------------------------------------------
Total distributions       (.24)      (1.26)        (.93)      (1.00)      (2.24)
                    ------------------------------------------------------------
Net asset value
 at end of period   $    15.31  $    13.14   $    14.30  $    18.44  $    17.63
                    ============================================================
Total return (%) *       18.44        1.28       (17.97)      10.57       (3.85)

Net assets at end
 of period (000)    $1,807,680  $1,520,701   $1,575,460  $1,978,886  $1,882,665

Ratio of expenses
 to average net
 assets (%)**              .79a        .81a         .82a        .67a        .67a

Ratio of net
 investment income
 to average  net
 assets (%) **            1.66        2.10         2.14        2.57        2.97

Portfolio turnover (%)   54.35      141.55        93.98       17.65       13.34


 * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

 ** For the year ended July 31, 2004, average net assets were $1,734,111,000.

 a Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                            -         (.01)%        -          -           N/A

USAA Income Stock Fund - 32

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INCOME STOCK FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CALL OPTIONS

              We may write covered call options with respect to not more than 5% of the Fund's total assets.

              CONVERTIBLE SECURITIES

              Up to 10% of the Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. To the extent that the Fund invests in convertible securities, it will be subject to interest rate risk and credit risk in that the value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

                                                                 33 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

USAA Income Stock Fund - 34

-----------------------------------------------------------------------------

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                                                 35 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              REAL ESTATE INVESTMENT TRUST (REITS)

              A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Income Stock Fund - 36

                                      NOTES

                                                                 37 - Prospectus

USAA INCOME STOCK FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Income Stock Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



23454-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                                   Income Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                        USAA  INCOME FUND


                       USAA

                Investments

                              [GRAPHIC OMITTED]

                 One of the

             USAA Family of

                    No-Load

               Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

            DECEMBER 1, 2004  As with other mutual  funds,  the  Securities  and
                              Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                     4

FEES AND EXPENSES                                           8

FUND INVESTMENTS                                            9

FUND MANAGEMENT                                            14

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                         16

HOW TO INVEST                                              19

HOW TO REDEEM                                              23

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                            25

EXCHANGES                                                  27

SHAREHOLDER INFORMATION                                    28

FINANCIAL HIGHLIGHTS                                       33

APPENDIX A                                                 35

ADDITIONAL FUND INFORMATION                                46

USAA Income Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is maximum current income without undue risk to principal. The Fund's strategy to achieve this objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are interest rate risk, prepayment risk, credit risk, stock market risk, and management risk.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

              * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

                                                                  3 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Other risks of the Fund described later in the prospectus are the risks of investing in real estate investment trusts (REITs) and mortgage-backed securities and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

USAA Income Fund - 4

-----------------------------------------------------------------------------

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         1994           -5.21%
                         1995           24.47%
                         1996            1.33%
                         1997           11.05%
                         1998            8.75%
                         1999           -3.85%
                         2000           13.34%
                         2001            7.58%
                         2002            8.63%
                         2003            4.91%


                          NINE-MONTH YTD TOTAL RETURN
                                 3.26% (9/30/04)
      BEST QUARTER*                                         WORST QUARTER*
      6.92% 2nd Qtr. 1995                             -5.09% 1st Qtr. 1994

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable

                                                                  5 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                                                                      INCEPTION
                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   3/4/74
--------------------------------------------------------------------------------
Return Before Taxes           4.91%         5.97%          6.79%        9.57%

Return After
Taxes on Distributions        3.22%         3.55%          4.05%        5.79%

Return After Taxes on
Distributions and Sale
of Fund Shares                3.16%         3.56%          4.07%        5.74%
--------------------------------------------------------------------------------

Lehman Brothers U.S.
Aggregate Bond Index*
(reflects no deduction
for fees, expenses,
or taxes)                     4.10%         6.62%          6.95%          n/a

--------------------------------------------------------------------------------
Lipper A Rated Bond Funds
Index** (reflects no
deduction for taxes)          5.02%         5.84%          6.22%          n/a
--------------------------------------------------------------------------------

* The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

USAA Income Fund - 6

-----------------------------------------------------------------------------

** The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.


              YIELD

              All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2003, was 3.50%.

          ----------------------------------------------------------------------
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ----------------------------------------------------------------------

              CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.


      ------------------------------------------------------
      [ARROW]     FUND NUMBER                     40

      [ARROW]     NEWSPAPER SYMBOL                Inco

      [ARROW]     TICKER SYMBOL                   USAIX
      ------------------------------------------------------
                                                                  7 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

      MANAGEMENT         DISTRIBUTION          OTHER           TOTAL ANNUAL
          FEES           (12b-1) FEES         EXPENSES      OPERATING EXPENSES
     ---------------------------------------------------------------------------
        .19%a               None               .33%                .52%b

      a A performance fee adjustment decreased the base management fee of 0.24% by 0.05% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper A Rated Bond Funds Index.

       b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

USAA Income Fund - 8

-----------------------------------------------------------------------------

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR        3 YEARS        5 YEARS        10 YEARS
          --------------------------------------------------------
             $53           $167           $291            $653

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices

                                                                  9 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

              PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

              [ARROW] WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

              The Fund's portfolio may consist of, among other securities, any of the following:

              *   obligations  of  the  U.S.   government,   its  agencies  and
                  instrumentalities, and repurchase agreements collateralized by such obligations

              *   mortgage-backed securities

              *   asset-backed securities

              * corporate debt securities such as notes, bonds, and commercial paper

              * U.S. bank obligations, including certificates of deposit and banker's acceptances

              * obligations of state and local governments and their agencies and instrumentalities

              *   Eurodollar and Yankee obligations

USAA Income Fund - 10

-----------------------------------------------------------------------------

              *   collateralized mortgage obligations (CMOs)

              *   commercial mortgage-backed securities (CMBSs)

              *   CMBS interest only securities (CMBS IOs)

              *   variable rate-demand notes

              *   treasury inflation-protected securities (TIPS)

              *   master demand notes

              *   other debt securities

              *   convertible securities

              *   equity and debt securities of real estate investment trusts

              *   preferred stocks

              *   synthetic instruments

              *   equity securities

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.

              [ARROW] WHAT WILL BE THE QUALITY OF THE DEBT SECURITIES INCLUDED IN THE FUND'S PORTFOLIO?

              The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; or those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

              *   Moody's Investors Service

              *   Standard & Poor's Ratings Group

              *   Fitch Ratings

              *   Dominion Bond Rating Service Limited

              If  unrated  by  these  agencies,   we  must  determine  that  the
              securities are of equivalent investment quality.

              You will find a complete description of the above debt ratings in the Fund's statement of additional information.

                                                                 11 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              CREDIT RISK. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

              U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie
              Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

              We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

USAA Income Fund - 12

-----------------------------------------------------------------------------

              [ARROW] WHAT OTHER RISKS APPLY TO THE FUND'S PORTFOLIO?

              STOCK MARKET RISK. Because this Fund may invest in equity securities, it can be subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              REITS INVESTMENT RISK. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              We  search  for  securities  that  represent  value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

              For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies under valuation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

                                                                 13 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ----------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     ----------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA Income Fund - 14

-----------------------------------------------------------------------------

     OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)
     ---------------------------------------------------------------------
          +/- 20 to 50                               +/- 4
          +/- 51 to 100                              +/- 5
        +/- 101 and greater                          +/- 6

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper A Rated Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.24% by 0.05%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGER

              Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 25 years of investment management experience and has worked for us for five years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the CFA Institute, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and a BA from Radcliffe College.

                                                                 15 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

USAA Income Fund - 16

-----------------------------------------------------------------------------

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-

                                                                 17 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying

USAA Income Fund - 18

-----------------------------------------------------------------------------

              trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

                                                                 19 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

USAA Income Fund - 20

-----------------------------------------------------------------------------

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 21 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

USAA Income Fund - 22

-----------------------------------------------------------------------------

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 23 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

              *   Send your written instructions to:

                       REGULAR MAIL:
                       USAA Investment Management Company
                       P.O. Box 659453
                       San Antonio, TX 78265-9825

                       REGISTERED OR EXPRESS MAIL:
                       USAA Investment Management Company
                       9800 Fredericksburg Road
                       San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

USAA Income Fund - 24

-----------------------------------------------------------------------------

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for

                                                                 25 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

USAA Income Fund - 26

-----------------------------------------------------------------------------

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account

                                                                 27 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

USAA Income Fund - 28

-----------------------------------------------------------------------------

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sale price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                                                                 29 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

USAA Income Fund - 30

-----------------------------------------------------------------------------

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

                                                                 31 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

USAA Income Fund - 32

-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

                               YEAR ENDED JULY 31,
                     -----------------------------------------------------------
                        2004        2003        2002        2001        2000
                     -----------------------------------------------------------
Net asset value at
 beginning of period $    12.16  $    12.05  $    12.34  $    11.60  $    11.70
                     -----------------------------------------------------------
Income (loss) from
 investment operations:
   Net investment income    .55         .60         .72         .80a        .78
   Net realized and
    unrealized gain (loss)  .08         .12        (.28)        .76a       (.10)
                     -----------------------------------------------------------
Total from investment
 operations                 .63         .72         .44        1.56         .68
                     -----------------------------------------------------------
Less distributions:
 From net investment
  income                   (.55)       (.61)       (.73)       (.82)       (.75)
 From realized
  capital gains             -           -         -            -           (.03)
                     -----------------------------------------------------------
Total distributions        (.55)      (.61)        (.73)       (.82)       (.78)
                     -----------------------------------------------------------
Net asset value
 at end of period    $    12.24  $   12.16   $    12.05  $    12.34  $    11.60
                     ===========================================================

Total return (%) *         5.23       5.98         3.70       13.86        6.11

Net assets at end
 of period (000)     $1,710,032  $1,757,831  $1,665,239  $1,510,012  $1,273,281

Ratio of expenses
 to average net
 assets (%) **              .52b        .50b,c      .55b,c      .41b        .42b

Ratio of expenses to
 average net assets,
 excluding
 reimbursements (%) **      -           -           .55b       -            -

Ratio of net investment
 income to average
 net assets (%) **         4.36        4.79        5.89        6.63a       6.78

Portfolio turnover (%)    28.25       60.54       59.61       43.39       24.68


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended July 31, 2004, average net assets were $1,742,459,000.

a   In 2001, a  change  in  amortization  method  was  made  as  required  by an accounting  pronouncement.  Without  this change,  those amounts  would have been:
      Net investment income                                   $ 0.79
      Net realized and unrealized  gain                       $ 0.77
      Ratio of net investment income to average net assets      6.57%

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

c Effective April 26, 2002, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.55% of the Fund's average net assets through November 30, 2003.

USAA Income Fund - 34

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE INCOME FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              ASSET-BACKED SECURITIES

              The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
              (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible

                                                                 35 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              EQUITY SECURITIES

              The Fund's assets may be invested in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

              FUTURES

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

USAA Income Fund - 36

-----------------------------------------------------------------------------

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

                                                                 37 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
              Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

              A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the

USAA Income Fund - 38

-----------------------------------------------------------------------------

              Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

              CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

                                                                 39 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

              REAL ESTATE INVESTMENT TRUSTS (REITS)

              A portion of the Fund's assets may be invested in publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Equity REITs take equity positions in real estate from which shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

USAA Income Fund - 40

-----------------------------------------------------------------------------

              The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

              TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

              The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

                                                                 41 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, monthly, or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              VARIABLE-RATE AND FLOATING-RATE SECURITIES

              The  Fund's   assets  may  be   invested  in   variable-rate   and
              floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

              * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

              * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

USAA Income Fund - 42

-----------------------------------------------------------------------------

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *   Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 43 - Prospectus

                                      NOTES
USAA Income Fund - 44

                                      NOTES

                                                                 45 - Prospectus

USAA INCOME FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Income Fund - 46

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

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23455-1204                                  (C)2004, USAA. All rights reserved.
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                                     Part A


                               Prospectus for the
                              Short-Term Bond Fund
                               is included herein
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[USAA EAGLE LOGO (R)]

                      USAA  SHORT-TERM BOND FUND



                      USAA

               Investments

                              [GRAPHIC OMITTED]

                One of the

               USAA Family

                of No-Load

              Mutual Funds


                              P r o s p e c t u s

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          DECEMBER 1, 2004    As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
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WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                     4

FEES AND EXPENSES                                           8

FUND INVESTMENTS                                            9

FUND MANAGEMENT                                            13

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                         15

HOW TO INVEST                                              16

HOW TO REDEEM                                              20

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                            22

EXCHANGES                                                  23

SHAREHOLDER INFORMATION                                    24

FINANCIAL HIGHLIGHTS                                       28

APPENDIX A                                                 30

ADDITIONAL FUND INFORMATION                                38

USAA Short-Term Bond Fund - 2
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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is high current income consistent with preservation of principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. We will maintain a dollar-weighted average portfolio maturity of three years or less.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, and management risk.

              * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

              * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

                                                                  3 - Prospectus
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USAA SHORT-TERM BOND FUND
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              *   MANAGEMENT RISK involves the  possibility  that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Other risks of the Fund described later in the prospectus are the risks of investing in debt securities of real estate investment trusts (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Short-Term Bond Fund - 4
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[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         1994             .02%
                         1995           11.18%
                         1996            6.31%
                         1997            7.16%
                         1998            5.03%
                         1999            4.06%
                         2000            7.12%
                         2001            5.07%
                         2002           -0.12%
                         2003            4.25%

                          NINE-MONTH YTD TOTAL RETURN
                                 1.50% (9/30/04)


          BEST QUARTER*                              WORST QUARTER*
          4.72% 2nd Qtr. 1995                  -3.11% 4th Qtr. 2001

   * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distribu-

                                                                  5 - Prospectus
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USAA SHORT-TERM BOND FUND
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              tions and sale of fund shares may be higher than the other  return amounts.  A higher after-tax return may result when a capital loss
              occurs  upon   redemption  and  translates  into  an  assumed  tax
              deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                         SINCE
                                                                       INCEPTION
                           PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS     6/1/93
--------------------------------------------------------------------------------
Return Before Taxes            4.25%       4.05%           4.96%         4.96%

Return After Taxes on
Distributions                  2.90%       1.82%           2.60%         2.63%

Return After Taxes on
Distributions and Sale
of Fund Shares                 2.75%       2.06%           2.74%         2.76%
--------------------------------------------------------------------------------

Lehman Brothers 1-3
Government/Credit Index*
(reflects no deduction for
fees, expenses, or taxes)      2.81%       5.79%           5.90%         5.84%+

--------------------------------------------------------------------------------
Lipper Short Investment
Grade Bond Funds Index**
(reflects no deduction
for taxes)                     2.65%       4.95%           5.19%         5.28%+
--------------------------------------------------------------------------------

  * The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years.

  ** The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

  + The performance of the Lehman Brothers 1-3 Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Short-Term Bond Fund - 6
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              YIELD

              All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2003, was 3.11%.

          ----------------------------------------------------------------------
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ----------------------------------------------------------------------

              CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 18 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.


          -----------------------------------------------------------
          [ARROW]     FUND NUMBER                        36

          [ARROW]     NEWSPAPER SYMBOL                   ShtTBond

          [ARROW]     TICKER SYMBOL                      USSBX
          ------------------------------------------------------------

                                                                  7 - Prospectus
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USAA SHORT-TERM BOND FUND
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FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

        MANAGEMENT       DISTRIBUTION        OTHER           TOTAL ANNUAL
           FEES          (12b-1) FEES       EXPENSES       OPERATING EXPENSES
      -----------------------------------------------------------------------
          .18%a             None              .37%               .55%b

      a A performance fee adjustment decreased the base management fee of 0.24% by 0.06% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Short Investment Grade Bond Funds Index.

      b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although

USAA Short-Term Bond Fund - 8
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              your  actual  costs  may be  higher  or  lower,  you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR        3 YEARS        5 YEARS        10 YEARS
          -------------------------------------------------------
             $56           $176           $307           $689

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. These debt securities must be investment grade at the time of purchase. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY of three years or less.

          ----------------------------------------------------------------------
          [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
          ----------------------------------------------------------------------

              [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

              The Fund's portfolio may consist of, among other securities, any of the following:

              *   obligations   of  the  U.S.   government,   its  agencies  and
                  instrumentalities, and repurchase agreements collateralized by such obligations

              *   mortgage-backed securities

              *   asset-backed securities

                                                                  9 - Prospectus
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USAA SHORT-TERM BOND FUND
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              *   corporate debt securities such as notes, bonds, and commercial paper

              *   debt securities of real estate investment trusts (REITs)

              * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances

              * obligations of state and local governments and their agencies and instrumentalities

              *   master demand notes

              *   Eurodollar and Yankee obligations

              *   collateralized mortgage obligations (CMOs)

              *   commercial mortgage-backed securities (CMBSs)

              *   CMBS interest only securities (CMBS IOs)

              *   variable rate-demand notes

              *   variable- and floating-rate securities

              *   treasury inflation-protected securities (TIPS)

              *   synthetic instruments

              *   other debt securities

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 30.

              [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

              Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                       LONG-TERM                SHORT-TERM
              RATING AGENCY          DEBT SECURITIES          DEBT SECURITIES
              ------------------------------------------------------------------
              Moody's Investors                               At least Prime-3
              Service                 At least Baa 3          or MIG 3/VMIG 3

              Standard & Poor's                               At least A-3
              Ratings Group           At least BBB-           or SP-2

USAA Short-Term Bond Fund - 10

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              Fitch Ratings           At least BBB-           At least F3

              Dominion Bond
              Rating Service          At least BBB low        At least R-2 low

              If  unrated  by  these  agencies,   we  must  determine  that  the
              securities are of equivalent investment quality.

              You will find a complete description of the above debt ratings in the Fund's statement of additional information.

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

              We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

              [ARROW] WHAT RISKS APPLY TO THE FUND'S PORTFOLIO?

              CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

                                                                 11 - Prospectus
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USAA SHORT-TERM BOND FUND
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              U.S.    GOVERNMENT    SPONSORED    ENTERPRISES    (GSES).    While
              mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie
              Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U S. Treasury.

              INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

              PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              REITS INVESTMENT RISK. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the

USAA Short-Term Bond Fund - 12

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              capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ------------------------------------------------------------
          [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                    USAA INVESTMENT MANAGEMENT COMPANY
                    APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
          -------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid

                                                                 13 - Prospectus

USAA SHORT-TERM BOND FUND
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              monthly,  is  equal  to an  annualized  rate  of  twenty-four  one hundredths of one percent (0.24%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)
    ------------------------------------------------------------------------
         +/- 20 to 50                                +/- 4
         +/- 51 to 100                               +/- 5
     +/- 101 and greater                             +/- 6

          1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.24% by 0.06%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGER

              R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 15 years of investment management experience and has worked for us for 10 years.

USAA Short-Term Bond Fund - 14

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              He earned the Chartered  Financial Analyst designation in 1992 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              At this time, the Fund's Board of Directors has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve
                                                                 15 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

              the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA Short-Term Bond Fund - 16

----------------------------------------------------------------------------

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 27 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

                                                                 17 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

USAA Short-Term Bond Fund - 18

----------------------------------------------------------------------------

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund

                                                                 19 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

                  in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED

USAA Short-Term Bond Fund - 20

----------------------------------------------------------------------------

              FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

              *   Access usaa.com.

              *   Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions

                                                                 21 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

              are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              CHECKWRITING

              *   Return  a  signed  signature  card,  which   accompanies  your
                  application, or request a signature card separately and return it to:

                       USAA Shareholder Account Services
                       P.O. Box 659453
                       San Antonio, TX 78265-9825

              You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check results in a taxable event and is therefore reportable for federal tax purposes.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

USAA Short-Term Bond Fund - 22

----------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

                                                                 23 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 21.

              EXCHANGE LIMITATIONS

              To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

USAA Short-Term Bond Fund - 24

----------------------------------------------------------------------------

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                                                                 25 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check.

USAA Short-Term Bond Fund - 26

----------------------------------------------------------------------------

              The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

              Regardless  of the  length  of time you  have  held  Fund  shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

                                                                 27 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

USAA Short-Term Bond Fund - 28

----------------------------------------------------------------------------

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                              YEAR ENDED JULY 31,
                         -------------------------------------------------------
                            2004       2003       2002       2001       2000
                         -------------------------------------------------------
Net asset value at
 beginning of period     $    9.05  $    8.99  $    9.95  $    9.70  $    9.75
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income        .30        .37        .55b       .65        .63
  Net realized and
   unrealized gain (loss)     (.07)       .09      (.96)b       .25       (.05)
                         -------------------------------------------------------
Total from investment
 operations                    .23        .46       (.41)       .90        .58
                         -------------------------------------------------------
Less distributions:
 From net investment income   (.30)      (.40)      (.55)      (.65)      (.63)
                         -------------------------------------------------------
Net asset value at
 end of period           $    8.98  $    9.05  $    8.99  $    9.95  $    9.70
                         =======================================================
Total return (%) *            2.51       5.14      (4.29)      9.61       6.18

Net assets at end
 of period (000)         $ 413,897  $ 380,329  $ 404,048  $ 419,857  $ 293,003

Ratio of expenses
 to average net
 assets (%) **                 .55a       .55a       .58a       .46a       .48a

Ratio of net investment
 income to average net
 assets (%) **                3.06       3.88       5.74b      6.67       6.56

Portfolio turnover (%)       32.02      67.33      87.55      31.80      23.68


* Assumes reinvestment of all net investment income distributions during the period.

** For the year ended July 31, 2004, average net assets were $400,445,000.

a Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

b In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, the ratio of net investment income to average net assets would have been 5.73%. The per share net investment income and net realized and unrealized loss amounts would not have changed.

                                                                 29 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SHORT-TERM BOND FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              ASSET-BACKED SECURITIES

              The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
              (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well

USAA Short-Term Bond Fund - 30

----------------------------------------------------------------------------

              as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obliga-

                                                                 31 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

              tions are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
              Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

USAA Short-Term Bond Fund - 32

----------------------------------------------------------------------------

              A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

              CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its

                                                                 33 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

              proportionate share of any management fees and other expenses paid by such other investment companies.

              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

              REAL ESTATE INVESTMENT TRUSTS (REITS)

              A portion of the Fund's assets may be invested in debt securities of publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

USAA Short-Term Bond Fund - 34

----------------------------------------------------------------------------

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

              The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than

                                                                 35 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

              originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

              TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

              The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

              VARIABLE-RATE AND FLOATING-RATE SECURITIES

              The  Fund's   assets  may  be   invested  in   variable-rate   and
              floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

              * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

              * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, monthly, or quarterly

USAA Short-Term Bond Fund - 36

----------------------------------------------------------------------------

              interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *   Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA SHORT-TERM BOND FUND
----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Short-Term Bond Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

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23456-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                                Money Market Fund
                               is included herein

[USAA EAGLE LOGO (R)]

                       USAA  MONEY MARKET FUND



                       USAA

                Investments

                              [GRAPHIC OMITTED]

                 One of the

                USAA Family

                 of No-Load

               Mutual Funds



                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2004   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                     4

FEES AND EXPENSES                                           7

FUND INVESTMENTS                                            8

FUND MANAGEMENT                                            11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                         12

HOW TO INVEST                                              13

HOW TO REDEEM                                              17

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                            20

EXCHANGES                                                  21

SHAREHOLDER INFORMATION                                    22

FINANCIAL HIGHLIGHTS                                       25

APPENDIX A                                                 27

ADDITIONAL FUND INFORMATION                                38

USAA Money Market Fund - 2

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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund's strategy to achieve this objective is to invest in high-quality, U.S. dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are interest rate risk, credit risk, and management risk.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

              * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

                                                                  3 - Prospectus

USAA MONEY MARKET FUND
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              Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain dollar amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

              This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's net asset value (NAV) per share. The Fund always seeks to maintain a constant NAV of $1 per share.

              Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

              Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. We manage the Fund in accordance with strict SEC guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested net investment income dividends.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Money Market Fund - 4

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[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         1994                4.05%
                         1995                5.80%
                         1996                5.24%
                         1997                5.40%
                         1998                5.34%
                         1999                4.97%
                         2000                6.15%
                         2001                3.96%
                         2002                1.52%
                         2003                0.83%


                           NINE-MONTH YTD TOTAL RETURN
                                 0.56% (9/30/04)

          BEST QUARTER*                                      WORST QUARTER*
          1.57% 4th Qtr. 2000                           0.16% 4th Qtr. 2003

          * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


              The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                     SINCE
                                                                   INCEPTION
                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    1/30/81
--------------------------------------------------------------------------------
Money Market Fund          0.83%         3.47%         4.31%          6.45%
--------------------------------------------------------------------------------

                                                                  5 - Prospectus

USAA MONEY MARKET FUND
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              YIELD

              All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2003, was 0.65%.

          ----------------------------------------------------------------------
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

          [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
          ----------------------------------------------------------------------

              CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 15 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          --------------------------------
          [ARROW] FUND NUMBER       42

          [ARROW] TICKER SYMBOL     USAXX
          --------------------------------

USAA Money Market Fund - 6

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FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

        MANAGEMENT       DISTRIBUTION        OTHER         TOTAL ANNUAL
          FEES           (12b-1) FEES       EXPENSES    OPERATING EXPENSES
      ----------------------------------------------------------------------
          .24%              None              .36%           .60%a

a Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return,

                                                                  7 - Prospectus

USAA MONEY MARKET FUND
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              (2)  the  Fund's   operating   expenses  (before  any  fee  offset
              arrangement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
              -------------------------------------------------------
                 $61            $192           $335            $750

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal strategy is the investment of its assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers that have been determined to present minimal credit risk.

              [ARROW] WHAT ARE THE MAIN TYPES OF MONEY MARKET INSTRUMENTS IN WHICH THE FUND MAY INVEST?

              The Fund's portfolio may include, but is not limited to, the following:

              *   commercial paper;

              *   Treasury bills, notes, and bonds;

              *   certificates of deposit;

              *   repurchase agreements;

              *   medium-term notes;

              *   asset-backed securities;

              *   bank notes;

              *   adjustable-rate securities;

              *   variable-rate demand notes;

              *   synthetic instruments; and

              *   other short-term debt securities.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 27.

USAA Money Market Fund - 8

-----------------------------------------------------------------------------

              [ARROW] ARE THERE ANY LIMITS ON HOW MUCH CAN BE INVESTED IN ONE ISSUER?

              Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a money market fund's investments in securities of any issuer to no more than 5% of the Fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

              [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

              The Fund's purchases consist of high-quality securities that qualify as eligible securities under the SEC rules that apply to money market funds. In general, an eligible security is defined as a security that is:

              * issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

              * rated or subject to a guarantee that is rated in the highest category for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs) or by one NRSRO if the security is rated by only one NRSRO,

              * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated, or

              *   unrated but determined by us to be of comparable quality.

              In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

              [ARROW] WHO ARE THE NRSROS?

              Current NRSROs include:

              *   Moody's Investors Service

                                                                  9 - Prospectus

USAA MONEY MARKET FUND
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              *   Standard & Poor's Ratings Group

              *   Fitch Ratings

              *   Dominion Bond Rating Service Limited

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

              If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Directors' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

              [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

              We will endeavor to maintain a constant Fund net asset value of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

              For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in the highest category for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

              There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

          ----------------------------------------------------------------------
          [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
          ----------------------------------------------------------------------

USAA Money Market Fund - 10

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              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     -------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

              For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGER

              Pamela Bledsoe Noble, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. Ms. Noble has 16 years of investment management experience and has worked for us for 13 years. She

                                                                 11 - Prospectus

USAA MONEY MARKET FUND
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              earned the Chartered  Financial Analyst designation in 1992 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. She holds an MBA from Texas Christian University and a BS from Louisiana Tech University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              At this time, the Fund's Board of Directors has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment

USAA Money Market Fund - 12

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              activity,  including  checkwriting by shareholders.  The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

                                                                 13 - Prospectus

USAA MONEY MARKET FUND
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              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 23 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

USAA Money Market Fund - 14

-----------------------------------------------------------------------------

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              * $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS -USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 15 - Prospectus

USAA MONEY MARKET FUND
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              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

USAA Money Market Fund - 16

-----------------------------------------------------------------------------

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 17 - Prospectus

USAA MONEY MARKET FUND
-----------------------------------------------------------------------------

              gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

              *   Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

USAA Money Market Fund - 18

-----------------------------------------------------------------------------

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              CHECKWRITING

              *   Return  a  signed  signature  card,  which   accompanies  your
                  application, or request a signature card separately and return it to:

                         USAA Shareholder Account Services
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

              You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 19 - Prospectus

USAA MONEY MARKET FUND
-----------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all
              (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than 500 shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Money Market Fund - 20

-----------------------------------------------------------------------------

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 19.

              EXCHANGE LIMITATIONS

              To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family

                                                                 21 - Prospectus

USAA MONEY MARKET FUND
-----------------------------------------------------------------------------

              of funds, including this Fund). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Securities are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Securities for which valuations are not readily available or are considered unreliable are valued in good faith at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Directors.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared

USAA Money Market Fund - 22

-----------------------------------------------------------------------------

              at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. We will automatically reinvest all net investment income and realized capital gain distributions in additional shares of the Fund unless you instruct us differently. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date.

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

                                                                 23 - Prospectus

USAA MONEY MARKET FUND
-----------------------------------------------------------------------------

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Money Market Fund - 24

-----------------------------------------------------------------------------

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 25 - Prospectus

USAA MONEY MARKET FUND
-----------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,
                      ----------------------------------------------------------
                          2004       2003        2002        2001       2000
                      ----------------------------------------------------------
Net asset value at
 beginning of period  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                      ----------------------------------------------------------
Income from
 investment
 operations:
  Net investment
   income                    .01         .01         .02         .05         .05
  Net realized and
   unrealized gain (loss)    .00d        -          -          -            -
                      ----------------------------------------------------------
Total from investment
 operations                  .01         .01         .02         .05         .05
                      ----------------------------------------------------------
Less Distributions:
 From net investment
  income                    (.01)       (.01)       (.02)       (.05)       (.05)
                      ----------------------------------------------------------
Net asset value at
 end of period        $     1.00  $     1.00  $    1.00   $     1.00  $     1.00
                      ==========================================================
Total return (%) *           .66        1.15        2.02        5.54        5.66

Net assets at
 end of period (000)  $3,019,744  $3,398,733  $3,569,459  $3,867,791  $3,427,820

Ratio of expenses
 to average net
 assets (%) **               .60c        .59c        .57c        .49a,c      .46b,c

Ratio of expenses
 to average net
 assets, excluding
 reimbursement (%) **        -           -           -           .49c        .48c

Ratio of net investment
 income to average net
 assets (%) **               .66        1.15        2.01        5.36        5.56

* Assumes reinvestment of all net investment income distributions during the period.

**  For the year ended July 31, 2004, average net assets were $3,183,350,000.

a Effective December 1, 2000, the Manager terminated its voluntary agreement to limit the Fund's expense ratio to 0.46% of the Fund's average annual net assets.

b Effective December 1, 1999, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.46% of the Fund's average annual net assets.

c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                              -         (.01%)       -          -             -

d   Represents  less than  $0.01 per share.

USAA Money Market Fund - 26

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE MONEY MARKET FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              ADJUSTABLE-RATE SECURITIES

              The Fund's assets may be invested in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

              AGENCY NOTES

              The Fund's assets may be invested in agency notes, which are debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

              ASSET-BACKED SECURITIES

              The Fund's  assets may be  invested  in  asset-backed  securities.
              Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the

                                                                 27 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              BANKER'S ACCEPTANCES

              The Fund's assets may be invested in banker's acceptances, which are bank-issued commitments to pay for merchandise sold in the import/export market.

              CERTIFICATES OF DEPOSIT (CD)

              The Fund's assets may be invested in certificates of deposit, which are issued by major banks in amounts of $100,000 and up. Negotiable CDs have historically been extremely safe and most are sold in bearer form (not registered in the investor's name) because of their short maturities. CDs are liabilities of banks, which are obliged to pay the face amount plus interest at maturity. Banks issue them to raise money for various purposes, including lending operations.

              COMMERCIAL PAPER

              The Fund's assets may be invested in commercial paper. Commercial paper is unsecured promissory notes issued mainly by the most creditworthy corporations. For many large companies these notes are a low-cost method of short-term borrowing and one of the most important debt markets in the United States. Interest is primarily discounted in the same manner as that of Treasury bills. Most top-rated commercial paper is considered safe from default, although less so than Treasury bills and CDs, and usually offers slightly higher yields.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

USAA Money Market Fund - 28

-----------------------------------------------------------------------------

              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
              Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of

                                                                 29 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund's assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

              The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying

USAA Money Market Fund - 30

-----------------------------------------------------------------------------

              security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

              TREASURY BILLS

              The Fund's assets may be invested in Treasury bills, which are issued by the U.S. government with maturities of four weeks, three months, and six months. They are considered to be completely safe from the risk of default since they are backed by the full faith and credit of the federal government. Interest on them is paid as a discount from par, meaning that you pay less than face value when you buy them and receive the full amount when they mature. The interest is also exempt from state and local income taxes.

                                                                 31 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, monthly, or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *   Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Money Market Fund - 32

                                      NOTES

                                                                 33 - Prospectus

                                      NOTES

USAA Money Market Fund - 34

                                      NOTES

                                                                 35 - Prospectus

                                      NOTES

USAA Money Market Fund - 36

                                      NOTES

                                                                 37 - Prospectus

USAA MONEY MARKET FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Money Market Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


23457-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                            Science & Technology Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                        USAA  SCIENCE & TECHNOLOGY FUND



                        USAA

                 Investments

                              [GRAPHIC OMITTED]


                  One of the

              USAA Family of

                     No-Load

                Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

            DECEMBER 1, 2004  As with other mutual  funds,  the  Securities  and
                              Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                     4

FEES AND EXPENSES                                           7

FUND INVESTMENTS                                            9

FUND MANAGEMENT                                            12

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                         16

HOW TO INVEST                                              20

HOW TO REDEEM                                              24

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                            26

EXCHANGES                                                  28

SHAREHOLDER INFORMATION                                    29

FINANCIAL HIGHLIGHTS                                       34

APPENDIX A                                                 36

ADDITIONAL FUND INFORMATION                                46

USAA Science & Technology Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is long-term capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

              We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser of the Fund. Wellington Management is responsible for investing the Fund's assets.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk, industry risk, foreign investing risk, and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * INDUSTRY RISK involves the possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies.

              * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity,

                                                                  3 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

                  emerging  market  risk,   increased  price   volatility,   and
                  uncertain political conditions, among other factors.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. The Fund's portfolio consists of companies whose value is highly dependent on scientific and technological developments. Many of the products and services of these companies are subject to short life cycles and competitive pressures. Therefore, the market value of the Fund's portfolio securities and the Fund's price per share are likely to fluctuate significantly.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Science & Technology Fund - 4

-----------------------------------------------------------------------------

[BAR CHART]
               CALENDAR YEAR       TOTAL RETURN
                    1998*               46.64%
                    1999                47.04%
                    2000               -16.66%
                    2001               -38.92%
                    2002               -38.63%
                    2003                52.99%

               *FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                           NINE-MONTH YTD TOTAL RETURN
                                -9.01% (9/30/04)

          BEST QUARTER**                                    WORST QUARTER **
          34.75% 4th Qtr. 2001                         -37.99% 3rd Qtr. 2001

          ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distribu-

                                                                  5 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              tions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the technology sector, and August 9, 2003, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the science sector. Prior to those dates, IMCO was solely responsible for managing all or a portion of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                     SINCE
                                                                   INCEPTION
                                    PAST 1 YEAR   PAST 5 YEARS       8/1/97
--------------------------------------------------------------------------------
Return Before Taxes                   52.99%         -6.81%         -1.05%

Return After Taxes on                 52.99%         -6.91%         -1.13%

Distributions Return After
Taxes on Distributions
and Sale of Fund Shares               34.44%         -5.69%         -0.91%
--------------------------------------------------------------------------------

S&P 500(R) Index* (reflects
no deduction for fees,
expenses, or taxes)                   28.67%         -0.57%          3.92%+

--------------------------------------------------------------------------------
Lipper Science & Technology Funds
Index** (reflects no deduction
for taxes)                            51.31%         -2.89%          1.85%+
--------------------------------------------------------------------------------

* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

USAA Science & Technology Fund - 6

-----------------------------------------------------------------------------

** The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks.

+ The performance of the Lipper Science & Technology Funds Index and the S&P 500 Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 22 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     --------------------------------------------------
     [ARROW]     FUND NUMBER                  31

     [ARROW]     NEWSPAPER SYMBOL             SciTech

     [ARROW]     TICKER SYMBOL                USSCX
     --------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request

                                                                  7 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

      MANAGEMENT       DISTRIBUTION        OTHER             TOTAL ANNUAL
        FEES           (12b-1) FEES       EXPENSES        OPERATING EXPENSES
     ------------------------------------------------------------------------
        .78%a              None            .80%                 1.58%b

a A performance fee adjustment increased the base management fee of 0.75% by 0.03% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Science & Technology Funds Index.

b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.52%.

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following

USAA Science & Technology Fund - 8

-----------------------------------------------------------------------------

              expenses on a $10,000 investment, assuming (1) a 5% annual return,
              (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
              -------------------------------------------------------
                $161            $499           $860          $1,878

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is to invest at least 80% of the Fund's assets in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances and improvements. The term "equity securities" is generally used to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              The Fund's securities generally will not be traded for short-term profits; however, if circumstances warrant, the Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance; therefore, the anticipated benefits of trading will be weighed carefully.

                                                                  9 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 50% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

USAA Science & Technology Fund - 10

-----------------------------------------------------------------------------

              [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

              At least 80% of the Fund's net assets will be invested in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, specialized health care services, aerospace and defense, and other industries Wellington Management believes may benefit directly or indirectly from research and development in the science and technology fields. The Fund's remaining assets may be invested in any other industry.

              INDUSTRY RISK. A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

              [ARROW] HOW ARE THE DECISIONS TO BUY OR SELL SECURITIES MADE?

              Security  selection  decisions  are based on in-depth  fundamental
              analysis  and  valuation.   Stocks   purchased  in  the  portfolio
              typically share the following attributes:

              *   a positive change in operating results is anticipated

              *   unrecognized or undervalued capabilities are present

              * high-quality management that is able to deliver shareholder value

              Stocks are typically sold when:

              *   target prices are achieved

              * there is a negative change in the company's fundamental outlook

              *   more attractive values are available in a comparable company

                                                                 11 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 36.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ----------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     ----------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

USAA Science & Technology Fund - 12

-----------------------------------------------------------------------------

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

  OVER/UNDER PERFORMANCE                           ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX                        (IN BASIS POINTS AS A PERCENTAGE
    (IN BASIS POINTS) 1                       OF THE FUND'S AVERAGE NET ASSETS)
  -----------------------------------------------------------------------------
     +/- 100 to 400                                       +/- 4
     +/- 401 to 700                                       +/- 5
   +/- 701 and greater                                    +/- 6

          1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.75% by 0.03%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

                                                                 13 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2004, Wellington Management had approximately $428 billion in assets under management.

              Wellington Management is compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGERS

              The Fund is managed by teams of senior investment professionals with Joseph H. Schwartz acting as portfolio coordinator for the science sector portion of the Fund and Scott Simpson acting as portfolio coordinator for the technology sector portion of the Fund.

              Joseph H. Schwartz, CFA, senior vice president, and global industry analyst, joined Wellington Management in 1983. Mr. Schwartz is a portfolio manager and an analyst in the Global Industry Research Group. He focuses on the medical technology sector. He received both his MBA and his BA in Economics from St. John's University. He is a member of the Boston Security Analysts Society, the Health Care Analysts of Boston, and the CFA Institute.

              Scott Simpson, senior vice president and global industry analyst, joined Wellington Management in 1995. Mr. Simpson is a portfolio manager and an analyst in the Global Industry Research Group. He focuses on the computer software sector and all aspects of the Internet, including online services, media, and software companies. He received his MBA from Harvard Business School and his BBA from the University of Michigan.

              John F. Averill, CFA, senior vice president, partner, and global industry analyst, joined Wellington Management is 1994. He is a member of the Global Industry Research Group and is responsible for following the communication equipment and components sector and networking and storage companies. He is an active participant in the firm's Tech sector team, which seeks to share insights on dynamics of the tech sector and its

USAA Science & Technology Fund - 14

-----------------------------------------------------------------------------

              cycle. Mr. Averill's professional background blends broad-based research with hands-on experience in the computer industry. He received his MS from the Sloan School of Management at the Massachusetts Institute of Technology and his BSEE, with distinction, from Cornell University.

              Bruce L. Glazer, vice president and global industry analyst, joined Wellington Management in 1997. He is an analyst in the Global Industry Research Group and conducts fundamental research on the computer and business service sectors. His specific areas of analysis include data center outsourcing, transaction/information processing, information technology professional services, and temporary staffing. Mr. Glazer received his MBA in Finance from the Wharton School at the University of Pennsylvania. He also holds a BA, with distinction, in Government from Cornell University.

              Anita M. Killian, CFA, vice president, and global industry analyst, joined Wellington Management in 2000. Ms. Killian concentrates on Asian technology, semiconductor capital equipment, and wireline telecommunications equipment stocks. She conducts fundamental analysis on the companies within these sectors and makes buy/sell recommendations to portfolio managers based on her findings and market conditions. Prior to joining the firm, Anita was an equity analyst with VALUEQUEST/TA, covering the telecom and technology sectors. She began her professional career at the
              Massachusetts Institute of Technology in both academic and administrative capacities (1987 - 1997). Ms. Killian received both her MS in Earth and Planetary Sciences and her BS in physics from Massachusetts Institute of Technology.

              Vikram Murthy, vice president and global industry analyst, joined Wellington Management in 1999. Mr. Murthy covers the enterprise software sector, which includes application and infrastructure companies and the financial technology sector. He strives to ensure that fundamentally well-positioned and financially sound companies are incorporated in client portfolios. Prior to joining the firm, he was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999). Mr. Murthy received his MBA from the Stanford Graduate School of Business and his BA in Economics from Duke University.

              Eric  Stromquist,   senior  vice  president  and  global  industry
              analyst, joined Wellington Management in 1989. He is an analyst in the Global Industry

                                                                 15 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              Research Group. His analysis in the semiconductor and computer industries provides the firm's portfolio managers with an in-depth understanding of this dynamic part of the economy. Mr. Stromquist received his BS in Physics from Massachusetts Institute of Technology.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions

USAA Science & Technology Fund - 16

-----------------------------------------------------------------------------

              you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 28.

                                                                 17 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 26.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in

USAA Science & Technology Fund - 18

-----------------------------------------------------------------------------

              other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in

                                                                 19 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA Science & Technology Fund - 20

-----------------------------------------------------------------------------

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 32 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

                                                                 21 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY...

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Science & Technology Fund - 22

-----------------------------------------------------------------------------

              MAIL

              *   To open an account, send your application and check to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                23 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in

USAA Science & Technology Fund - 24

-----------------------------------------------------------------------------

              the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

              *   Access usaa.com.

              *   Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

                                                                25 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
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              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account
              registration,    and   (3)    Social    Security/other    taxpayer
              identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for

USAA Science & Technology Fund - 26

-----------------------------------------------------------------------------

              its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

                                                                27 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 26.

              EXCHANGE LIMITATIONS

              To   minimize   fund  costs  and  to  protect  the  Fund  and  its
              shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit

USAA Science & Technology Fund - 28

-----------------------------------------------------------------------------

              on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 18.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

                                                                29 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities

USAA Science & Technology Fund - 30

-----------------------------------------------------------------------------

              may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued on the basis of last sale prices.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider care-

                                                                 31 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              fully the effects of purchasing  shares of the Fund shortly before
              any  dividend  or  other  distribution.   Some  or  all  of  these
              distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

USAA Science & Technology Fund - 32

-----------------------------------------------------------------------------

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                 33 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

USAA Science & Technology Fund - 34

-----------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,
                     -----------------------------------------------------------
                        2004        2003        2002        2001        2000
                     -----------------------------------------------------------
Net asset value at
 beginning of period $    7.72   $    6.22   $   10.73   $   21.06   $   15.18
                     -----------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss     (.10)a      (.09)a     (.13)a       (.16)a      (.13)a
  Net realized and
   unrealized gain (loss)  .86a       1.59a     (4.38)a     (10.17)a      6.26a
                     -----------------------------------------------------------
Total from investment
 operations                .76a       1.50a     (4.51)a     (10.33)a      6.13a
                     -----------------------------------------------------------
Less distributions:
 From realized capital
  gains                    -         -           -          -             (.17)
 From return of capital    -         -           -          -             (.08)
                     -----------------------------------------------------------
Total distributions        -         -           -          -             (.25)
                     -----------------------------------------------------------
Net asset value at
 end of period       $    8.48   $    7.72   $    6.22   $   10.73   $   21.06
                     ===========================================================
Total return (%) *        9.84       24.12      (42.03)     (49.03)      40.73

Net assets at end
 of period (000)     $ 332,801   $ 291,021   $ 218,752   $ 368,832   $ 624,528

Ratio of expenses
 to average net
 assets (%) **            1.58b       2.03b       1.79b       1.31b       1.22b

Ratio of net investment
 loss to average net
 assets (%) **           (1.14)      (1.45)      (1.48)      (1.05)       (.65)

Portfolio turnover (%)  150.73      119.07       107.55      57.45       69.21


* Assumes reinvestment of all realized capital gains and other distributions during the period.

** For the year ended July 31, 2004, average net assets were $349,755,000.

a Calculated using average shares. For year ended July 31, 2004, average shares were 39,045,000.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                          (.06%)      (.05%)      -           (.01%)       -

                                                                 35 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SCIENCE & TECHNOLOGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on

USAA Science & Technology Fund - 36

-----------------------------------------------------------------------------

              the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as

                                                                 37 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Science & Technology Fund - 38

                                      NOTES
                                                                 39 - Prospectus

                                      NOTES
USAA Science & Technology Fund - 40

                                      NOTES
                                                                 41 - Prospectus

                                      NOTES
USAA Science & Technology Fund - 42

                                      NOTES
                                                                 43 - Prospectus

                                      NOTES
USAA Science & Technology Fund - 44

                                      NOTES
                                                                 45 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Science & Technology Fund - 46

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


30227-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                             First Start Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                   USAA  FIRST START GROWTH FUND



                   USAA

            Investments

                         [GRAPHIC OMITTED]

             One of the

            USAA Family

             of No-Load

           Mutual Funds




                         P r o s p e c t u s

--------------------------------------------------------------------------------

       DECEMBER 1, 2004  The  USAA  First  Start  Growth  Fund  is  designed  to stimulate interest in long-term investing by young people. It is part of USAA First Start, a money management plan for young people.

                         As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                    3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                    3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                          4

FEES AND EXPENSES                                                8

FUND INVESTMENTS                                                 9

FUND MANAGEMENT                                                 12

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                              15

HOW TO INVEST                                                   19

HOW TO REDEEM                                                   23

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                 25

EXCHANGES                                                       27

SHAREHOLDER INFORMATION                                         28

FINANCIAL HIGHLIGHTS                                            33

APPENDIX A                                                      35

ADDITIONAL FUND INFORMATION                                     38

USAA First Start Growth Fund - 2

----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is long-term capital appreciation. We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets. The Fund's strategy to achieve its objective is to invest primarily in equity securities of companies that provide goods or services Marsico believes are familiar to young people.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Another risk described later in the prospectus is the risk of investing in foreign securities.
                                                                  3 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA First Start Growth Fund - 4

----------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         1998*          40.96%
                         1999           21.83%
                         2000          -16.41%
                         2001          -32.60%
                         2002          -29.65%
                         2003           28.70%

              *FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                          NINE-MONTH YTD TOTAL RETURN
                                 1.05% (9/30/04)

     BEST QUARTER**                                      WORST QUARTER**
     30.12% 4th Qtr. 1998                          -30.57% 3rd Qtr. 2001

  ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state

                                                                  5 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                       SINCE
                                                                     INCEPTION
                                     PAST 1 YEAR    PAST 5 YEARS       8/1/97
--------------------------------------------------------------------------------
Return Before Taxes                      28.70%         -9.08%        -2.13%

Return After Taxes on Distributions      28.70%         -9.10%        -2.19%

Return After Taxes on Distributions
and Sale of Fund Shares                  18.65%         -7.48%        -1.82%
--------------------------------------------------------------------------------

Russell 1000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                      29.75%         -5.11%         1.06%+

--------------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds Index** (reflects no
deduction for taxes)                     26.96%         -5.53%         0.38%+
--------------------------------------------------------------------------------

   * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   **  The  Lipper   Large-Cap  Growth  Funds  Index  tracks  the  total  return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of

USAA First Start Growth Fund - 6

----------------------------------------------------------------------------

       their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

   + The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ----------------------------------------------------------
          [ARROW]     FUND NUMBER                         32

          [ARROW]     NEWSPAPER SYMBOL                    FStrtGX

          [ARROW]     TICKER SYMBOL                       UFSGX
          -----------------------------------------------------------

                                                                 7 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets (ANA).

          MANAGEMENT     DISTRIBUTION         OTHER            TOTAL ANNUAL
            FEES         (12b-1) FEES        EXPENSES       OPERATING EXPENSES
         ----------------------------------------------------------------------
             .72%a          None               1.69%               2.41%b,c

   a A performance fee adjustment decreased the base management fee of 0.75% by 0.03% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index.

   b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 2.37%.

USAA First Start Growth Fund - 8

----------------------------------------------------------------------------

   c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.45% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                     Actual Total Annual
           Total Annual                               Operating Expenses
            Operating           Reimbursement                After
            Expenses              From IMCO             Reimbursement
          ----------------------------------------------------------------
              2.41%                 .96%                     1.45%


          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1 YEAR        3 YEARS      5 YEARS        10 YEARS
                   -------------------------------------------------------
                      $244           $751        $1,285         $2,746

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in equity securities of companies providing goods or services Marsico believes are familiar to young people. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may also invest through initial public offerings.

                                                                 9 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              The Fund was designed as part of a program to stimulate interest in long-term investing by young people. Shareholders of the Fund may give suggestions about the types of companies they would like to be considered for investment by the Fund. Shareholders may also suggest the investment topics or the names of stocks they would like featured in the Fund's communications to shareholders.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

USAA First Start Growth Fund - 10

----------------------------------------------------------------------------

              Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

              Marsico will invest in many different industries. The Fund is not a "sector" fund that focuses its investments in a specific industry or sector of the economy. Marsico believes that goods or services which are likely to be familiar to young investors are provided by companies engaged in many different types of industries. Marsico believes that the flexibility to select equity securities of companies across a broad universe of industries maximizes the opportunity to find attractive investments as Marsico pursues the Fund's objective of long-term capital appreciation.

              [ARROW] ARE THE FUND'S ASSETS PROHIBITED FROM BEING INVESTED IN ANY SPECIFIC INDUSTRIES?

              Yes. Marsico will not invest in companies whose primary line of business is the production of tobacco products or alcoholic beverages. Investments in firms primarily focused on gaming activities are also prohibited.

              [ARROW] WHAT SPECIAL SERVICES ARE PROVIDED TO SHAREHOLDERS IN THIS FUND?

              In addition to providing an investment opportunity for long-term capital appreciation, shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              In selecting investments for the Fund, Marsico uses an approach that combines top-down economic analysis with bottom-up stock selection.

                                                                 11 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, Marsico also examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of the top-down analysis, Marsico identifies sectors, industries, and companies that should benefit from the overall trends Marsico has observed.

              Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be suitable for investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

              Marsico may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies may also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              -----------------------------------------------------------
              [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                       USAA INVESTMENT MANAGEMENT COMPANY
                       APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
              -----------------------------------------------------------

USAA First Start Growth Fund - 12

----------------------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 13 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

     OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
     -------------------------------------------------------------------
        +/- 100 to 400                           +/- 4
        +/- 401 to 700                           +/- 5
     +/- 701 and greater                         +/- 6

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.75% by 0.03%.

              We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.45% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. As a result of reimbursements and the performance adjustment made to the Fund for the fiscal year ended July 31, 2004, we did not receive any management fees.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of September 30, 2004, Marsico had approximately $30 billion in total assets under management.

USAA First Start Growth Fund - 14

----------------------------------------------------------------------------

              Marsico is compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGER

              Thomas F. Marsico, Chief Executive Officer of Marsico Capital Management, LLC is primarily responsible for the day-to-day management of the Fund. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception date) through August 11, 1997.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its

                                                                 15 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

USAA First Start Growth Fund - 16

----------------------------------------------------------------------------

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best

                                                                 17 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its

USAA First Start Growth Fund - 18

----------------------------------------------------------------------------

              client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.


HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

                                                                 19 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

USAA First Start Growth Fund - 20

----------------------------------------------------------------------------

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$250 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $20 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY...

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                 21 - Prospectus

USAA FIRST START GROWTH FUND
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              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

USAA First Start Growth Fund - 22

----------------------------------------------------------------------------

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA Brokerage Services 1-800-531-8343 (in San Antonio, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital

                                                                 23 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

              *   Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

USAA First Start Growth Fund - 24

----------------------------------------------------------------------------

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for

                                                                 25 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

USAA First Start Growth Fund - 26

----------------------------------------------------------------------------

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for

                                                                 27 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

USAA First Start Growth Fund - 28

----------------------------------------------------------------------------

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities

                                                                 29 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should con-

USAA First Start Growth Fund - 30

----------------------------------------------------------------------------

              sider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

                                                                 31 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA First Start Growth Fund - 32

----------------------------------------------------------------------------

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from August 1, 1999, through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

                                             YEAR ENDED JULY 31,
                       ---------------------------------------------------------
                          2004       2003        2002       2001       2000
                       ---------------------------------------------------------
Net asset value at
 beginning of period   $    7.87  $    7.04   $   10.87  $   17.17  $   15.44
                       ---------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss       (.04)a     (.05)a      (.07)a     (.16)a     (.15)a
  Net realized and
   unrealized gain (loss)    .44a       .88a      (3.76)a    (6.14)a     1.94a
                       ---------------------------------------------------------
Total from investment
 operations                  .40a       .83a      (3.83)a    (6.30)a     1.79a

Less distributions:
 From realized capital
  gains                     -           -           -          -         (.06)
                       ---------------------------------------------------------
Net asset value
 at end of period      $    8.27  $    7.87   $    7.04  $   10.87  $   17.17
                       =========================================================

Total return (%)*           5.08      11.79      (35.23)    (36.66)     11.58

Net assets at end
 of period (000)       $ 188,945  $ 166,096   $ 129,167  $ 185,843  $ 248,990

Ratio of expenses
 to average net
 assets (%)**               1.45b,c    1.45b,c     1.45b,c    1.65b,c    1.65b,c

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%)**       2.41b      3.17b       3.02b      2.18b      1.95b

Ratio of net investment
 loss to average
 net assets (%)**           (.50)      (.66)       (.75)     (1.17)      (.92)

Portfolio turnover (%)     83.82     118.90      158.95      59.27      52.58


* Assumes reinvestment of all realized capital gain distributions during the period.

**   For the year ended July 31, 2004, average net assets were $188,275,000.

a Calculated using average shares. For the year ended July 31, 2004, average shares were 22,152,000.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                            (.04%)     (.03%)       -         -           -

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.45% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.65%.

USAA First Start Growth Fund - 34

                                   APPENDIX A
----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE FIRST START GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on

                                                                 35 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

              the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as

USAA First Start Growth Fund - 36

----------------------------------------------------------------------------

              collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA First Start Growth Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


30228-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                           Intermediate-Term Bond Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]

                       USAA  INTERMEDIATE-TERM
                                     BOND FUND


                      USAA

               Investments


                              [GRAPHIC OMITTED]


                One of the

               USAA Family

                of No-Load

              Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

           DECEMBER 1, 2004   As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                    3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                    3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                          4

FEES AND EXPENSES                                                8

FUND INVESTMENTS                                                 9

FUND MANAGEMENT                                                 14

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                              16

HOW TO INVEST                                                   19

HOW TO REDEEM                                                   24

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                 26

EXCHANGES                                                       27

SHAREHOLDER INFORMATION                                         29

FINANCIAL HIGHLIGHTS                                            33

APPENDIX A                                                      35

ADDITIONAL FUND INFORMATION                                     46

USAA Intermediate-Term Bond Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is high current income without undue risk to principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. The Fund will maintain a dollar-weighted average portfolio maturity between three to ten years.

              The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, and management risk.

              * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

                                                                  3 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              * PREPAYMENT RISK involves the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Other risks of the Fund described later in the prospectus are the risks of investing in debt securities of real estate investment trusts (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

USAA Intermediate-Term Bond Fund - 4

-----------------------------------------------------------------------------

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         2000*               9.01%
                         2001                8.39%
                         2002                5.76%
                         2003                7.59%

                    *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

                           NINE-MONTH YTD TOTAL RETURN
                                 2.92% (9/30/04)
     BEST QUARTER**                                   WORST QUARTER**
     5.12% 3rd Qtr. 2001                         -2.17% 4th Qtr. 2001

  ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable

                                                                  5 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        SINCE
                                                                      INCEPTION
                                            PAST 1 YEAR                8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                            7.59%                   7.36%

Return After Taxes on Distributions            5.78%                   4.76%

Return After Taxes on Distributions
and Sale of Fund Shares                        4.90%                   4.65%
--------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for fees,
expenses, or taxes)                            4.10%                   7.97%+

--------------------------------------------------------------------------------
Lipper Intermediate Investment Grade
Funds Index** (reflects no deduction
for taxes)                                     5.41%                   7.51%+
--------------------------------------------------------------------------------

* The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

USAA Intermediate-Term Bond Fund - 6

-----------------------------------------------------------------------------

** The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

+ The performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

            YIELD

            All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2003, was 4.35%.

          ----------------------------------------------------------------------
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ----------------------------------------------------------------------

              CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 22 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                                                                  7 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

     ---------------------------------------------------------
     [ARROW]     FUND NUMBER                        30

     [ARROW]     NEWSPAPER SYMBOL                   InTerBd

     [ARROW]     TICKER SYMBOL                      USIBX
     ---------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets (ANA).

      MANAGEMENT    DISTRIBUTION        OTHER           TOTAL ANNUAL
         FEES       (12b-1) FEES       EXPENSES       OPERATING EXPENSES
     -----------------------------------------------------------------------
         .32%a          None            .41%                .73%b,c

   a A performance fee adjustment decreased the base management fee of 0.36% by 0.04% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's

USAA Intermediate-Term Bond Fund - 8

-----------------------------------------------------------------------------

       performance during the relevant performance period to that of the Lipper Intermediate Investment Grade Funds Index.

   b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

   c We have voluntarily agreed to limit the Fund's annual operating expenses to 0.65% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                   Actual Total Annual
           Total Annual                             Operating Expenses
            Operating           Reimbursement             After
            Expenses             From IMCO            Reimbursement
          --------------------------------------------------------------
              .73%                  .08%                   .65%

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR        3 YEARS        5 YEARS        10 YEARS
          -------------------------------------------------------
            $75           $233            $406            $906

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. These debt securities must be investment grade at the time of purchase. We will

                                                                  9 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY between three and ten years.

          ----------------------------------------------------------------------
          [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
          ----------------------------------------------------------------------

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

              The Fund's portfolio may consist of, among other securities, any of the following:

              *   obligations   of  the  U.S.   government,   its  agencies  and
                  instrumentalities, and repurchase agreements collateralized by such obligations

              *   mortgage-backed securities

              *   asset-backed securities

              * corporate debt securities such as notes, bonds, and commercial paper

              *   debt securities of real estate investment trusts (REITs)

              * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances

              * obligations of state and local governments and their agencies and instrumentalities

              *   master demand notes

              *   Eurodollar  and Yankee obligations

USAA Intermediate-Term Bond Fund - 10

-----------------------------------------------------------------------------

              *   collateralized mortgage obligations (CMOs)

              *   commercial mortgage-backed securities (CMBSs)

              *   CMBS interest only securities (CMBS IOs)

              *   treasury inflation-protected securities (TIPS)

              *   variable- and floating-rate securities

              *   variable rate-demand notes

              *   synthetic instruments

              *   other debt securities

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.

              [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

              Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                    LONG-TERM                  SHORT-TERM
              RATING AGENCY       DEBT SECURITIES            DEBT SECURITIES
              ------------------------------------------------------------------

              Moody's Investors                             At least Prime-3
              Service             At least Baa 3            or MIG 3/VMIG 3

              Standard & Poor's                             At least A-3
              Ratings Group       At least BBB-             or SP-2

              Fitch Ratings       At least BBB-             At least F3

              Dominion Bond
              Rating Service      At least BBB low          At least R-2 low

              If  unrated  by  these  agencies,   we  must  determine  that  the
              securities are of equivalent investment quality.

              You will find a complete description of the above debt ratings in the Fund's statement of additional information.

                                                                 11 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

              We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

              [ARROW] WHAT RISKS APPLY TO THE FUND'S PORTFOLIO?

              CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

              U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie
              Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

USAA Intermediate-Term Bond Fund - 12

-----------------------------------------------------------------------------

              INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

              PREPAYMENT RISK. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              REITS INVESTMENT RISK. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

                                                                 13 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

       -------------------------------------------------------------
       [ARROW] TOTAL  ASSETS  UNDER  MANAGEMENT  BY
               USAA  INVESTMENT  MANAGEMENT  COMPANY
               APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
       -------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The base

USAA Intermediate-Term Bond Fund - 14

-----------------------------------------------------------------------------

              fee for the fiscal year ended July 31, 2004, was equal to 0.36% of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                      ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX                   (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     ------------------------------------------------------------------------
        +/- 20 to 50                                   +/- 4
       +/- 51 to 100                                   +/- 5
      +/- 101 and greater                              +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Intermediate Investment Grade Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.36% by 0.04%.

              We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.65% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2004, including the performance adjustment and reimbursements to the Fund, was equal to 0.24% of average net assets.

                                                                 15 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGER

              R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2000. Mr. Freund has 15 years of investment management experience and has worked for us for ten years. He earned the Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

USAA Intermediate-Term Bond Fund - 16

-----------------------------------------------------------------------------

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares

                                                                 17 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

                  redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include

USAA Intermediate-Term Bond Fund - 18

-----------------------------------------------------------------------------

              warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we

                                                                 19 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus

USAA Intermediate-Term Bond Fund - 20

-----------------------------------------------------------------------------

              accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                 21 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

USAA Intermediate-Term Bond Fund - 22

-----------------------------------------------------------------------------

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                 23 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

USAA Intermediate-Term Bond Fund - 24

-----------------------------------------------------------------------------

              *   Send your written instructions to:

                    REGULAR MAIL:
                    USAA Investment Management Company
                    P.O. Box 659453
                    San Antonio, TX 78265-9825

                    REGISTERED OR EXPRESS MAIL:
                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 25 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund is currently waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

USAA Intermediate-Term Bond Fund - 26

-----------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

                                                                 27 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 18.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

USAA Intermediate-Term Bond Fund - 28

-----------------------------------------------------------------------------

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are

                                                                 29 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              stated  at  amortized  cost,  which  approximates   market  value.
              Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any divi-

USAA Intermediate-Term Bond Fund - 30

-----------------------------------------------------------------------------

              dend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

                                                                 31 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Intermediate-Term Bond Fund - 32

-----------------------------------------------------------------------------

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

                                                                    PERIOD ENDED
                                    YEAR ENDED JULY 31,                JULY 31,
                     -----------------------------------------------------------
                         2004       2003        2002        2001        2000*
                     -----------------------------------------------------------

Net asset value at
 beginning of period $   10.15   $    9.76   $   10.41   $    9.82   $  10.00
                     -----------------------------------------------------------
Income (loss) from
 investment operations:

Net investment income      .47         .54         .67b        .72        .72

Net realized and
 unrealized gain (loss)   (.01)        .39        (.65)b       .59       (.18)
                     -----------------------------------------------------------
Total from investment
 operations                .46         .93         .02        1.31        .54
                     -----------------------------------------------------------
Less distributions:
 From net investment
  income                  (.47)       (.54)       (.67)       (.72)      (.72)
                     -----------------------------------------------------------
Net asset value
 at end of period    $   10.14   $   10.15   $    9.76   $   10.41   $   9.82
                     ===========================================================
Total return (%) **       4.55        9.67         .09       13.92       5.56

Net assets at end
 of period (000)     $ 284,846   $ 218,691   $ 194,897   $ 136,478   $ 63,872

Ratio of expenses
 to average net
 assets (%) ***            .65a,c      .65a,c      .65a,c      .65a,c     .65a,c

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%) ***    .73a        .72a        .78a        .76a      1.03a

Ratio of net
 investment
 income to average
 net assets (%) ***       4.46        5.31        6.55b       7.08       7.37

Portfolio turnover(%)    24.01       97.15       62.62       24.42       8.60


*   Fund commenced operations on August 2, 1999.

** Assumes reinvestment of all net investment income distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2000, is cumulative.

*** For the year ended July 31, 2004, average net assets were $253,028,000.

a Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

b In 2001, a change in amortization method was made as required by an accounting pronouncement, which had no impact on these ratios.

c Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.65% of the Fund's average net assets.

USAA Intermediate-Term Bond Fund - 34

                                   APPENDIX A
-----------------------------------------------------------------------------

THE  FOLLOWING  ARE   DESCRIPTIONS  OF  CERTAIN   INVESTMENT   POLICIES  OF  THE
INTERMEDIATE-TERM BOND FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              ASSET-BACKED SECURITIES

              The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
              (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              EURODOLLAR AND YANKEE OBLIGATIONS

              A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

                                                                 35 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MASTER DEMAND NOTES

              The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending

USAA Intermediate-Term Bond Fund - 36

-----------------------------------------------------------------------------

              arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
              Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

              A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other

                                                                 37 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

              CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher. For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund's assets may be invested in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

USAA Intermediate-Term Bond Fund - 38

-----------------------------------------------------------------------------

              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

              REAL ESTATE INVESTMENT TRUSTS (REITS)

              A portion of the Fund's assets may be invested in debt securities of publicly traded REITs, which are managed portfolios of real estate. REITs make investments in a diverse array of real estate from shopping centers and office buildings to apartment complexes and hotels. Debt REITs specialize in lending money to building developers and pass the interest income on to shareholders.

              REPURCHASE AGREEMENTS

              The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased
                                                                 39 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

              The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

USAA Intermediate-Term Bond Fund - 40

-----------------------------------------------------------------------------

              TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

              The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. The principal value of TIPS periodically adjusts to the rate of inflation. TIPS trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

              VARIABLE-RATE AND FLOATING-RATE SECURITIES

              The  Fund's   assets  may  be   invested  in   variable-rate   and
              floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

              * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

              * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, monthly, or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate

                                                                 41 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *   Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Intermediate-Term Bond Fund - 42

                                      NOTES

                                                                 43 - Prospectus

                                      NOTES

USAA Intermediate-Term Bond Fund - 44

                                      NOTES

                                                                 45 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------------------

 ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Intermediate-Term Bond Fund - 46

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



40045-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                          High-Yield Opportunities Fund
                               is included herein

[USAA
EAGLE
LOGO(R)]


                        USAA HIGH-YIELD
                               OPPORTUNITIES FUND


                        USAA

                 Investments

                                 [GRAPHIC OMITTED]


                  One of the

                 USAA Family

                  of No-Load

                Mutual Funds



                               P r o s p e c t u s

--------------------------------------------------------------------------------

            DECEMBER 1, 2004   As with other mutual funds,  the  Securities and
                               Exchange  Commission   has   not   approved   or
                               disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                               Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
-----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                     4

FEES AND EXPENSES                                           8

FUND INVESTMENTS                                           10

FUND MANAGEMENT                                            16

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                         18

HOW TO INVEST                                              21

HOW TO REDEEM                                              26

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                            28

EXCHANGES                                                  29

SHAREHOLDER INFORMATION                                    31

FINANCIAL HIGHLIGHTS                                       36

APPENDIX A                                                 38

APPENDIX B                                                 49

ADDITIONAL FUND INFORMATION                                54

USAA High-Yield Opportunities Fund - 2

-----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks.

              The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

              Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are credit risk, market illiquidity, interest rate risk, and management risk.

              * CREDIT RISK involves the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities.

              * MARKET ILLIQUIDITY involves the risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities.

              * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                  IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

                                                                  3 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

                  IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Other risks of the Fund described later in the prospectus are stock market risk, foreign investing risk, and the risk of investing in mortgage-backed securities and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time o ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. As an investor in this Fund, you should be prepared for price fluctuations that may be greater than those associated with bond funds emphasizing high-quality investments. Because a major portion of the Fund's assets are invested in high-yield securities, the value of your investment will vary from day to day. Changes in the economy, adverse political events, and changing interest rates will cause the value of the Fund to fluctuate. These types of developments could affect an issuer's ability to meet its

USAA High-Yield Opportunities Fund - 4

-----------------------------------------------------------------------------

              principal, dividend, and interest obligations. If an issuer does default, the Fund could experience a decline in the market value of its securities.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR   TOTAL RETURN
                         2000*          -1.96%
                         2001            7.83%
                         2002           -4.66%
                         2003           26.52%

               *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


                    NINE-MONTH YTD TOTAL RETURN
                          5.76% (9/30/04)

     BEST QUARTER**                                   WORST QUARTER**
     10.19% 2nd Qtr. 2003                        -7.38% 2nd Qtr. 2002

          **Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                  5 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

USAA High-Yield Opportunities Fund - 6

-----------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                SINCE INCEPTION
                                             PAST 1 YEAR            8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                            26.52%               6.88%

Return After Taxes on Distributions            22.93%               2.92%

Return After Taxes on Distributions
and Sale of Fund Shares                        17.00%               3.33%
--------------------------------------------------------------------------------

CSFB Global High Yield Index* (reflects
no deduction for fees, expenses, or taxes)     27.94%               6.63%+

--------------------------------------------------------------------------------
Lipper High Yield Bond Funds Index**
(reflects no deduction for taxes)              26.36%               2.42%+
--------------------------------------------------------------------------------

 * The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

 ** The Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest Funds within the Lipper High Current Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed income securities, has no quality of maturity restrictions, and tends to invest in lower grade debt issues.

 + The performance of the CSFB Global High Yield Index and the Lipper High Yield Bond Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

              YIELD

              All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2003, was 5.77%.

          ----------------------------------------------------------------------
          [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
          ----------------------------------------------------------------------

                                                                  7 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              CURRENT PRICE, TOTAL RETURN, AND YIELD INFORMATION

              Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and total return information for this Fund, through our usaa.com web site once you have established Internet access. See page 24 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ---------------------------------------------
          [ARROW]     FUND NUMBER             80

          [ARROW]     NEWSPAPER SYMBOL        HYldOpp

          [ARROW]     TICKER SYMBOL           USHYX
          ---------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM

USAA High-Yield Opportunities Fund - 8

-----------------------------------------------------------------------------

              TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets.

     MANAGEMENT     DISTRIBUTION             OTHER             TOTAL ANNUAL
        FEES        (12b-1) FEES            EXPENSES        OPERATING EXPENSES
--------------------------------------------------------------------------------
       .51%a           None                   .48%                 .99%b


a A performance fee adjustment increased the base management fee of 0.50% by 0.01% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper High Yield Bond Funds Index.

b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the expense ratios.

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement)

                                                                  9 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              remain the same, and (3) you redeem all of your shares at the end of the periods shown.

          1 YEAR         3 YEARS        5 YEARS        10 YEARS
        -----------------------------------------------------------
           $101            $315           $547           $1,213

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is to normally invest at least 80% of the its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, or preferred stocks, with an emphasis on non-investment-grade debt securities.

              The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              We may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may have an adverse affect on Fund performance.

              [ARROW] WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

              We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit

USAA High-Yield Opportunities Fund - 10

-----------------------------------------------------------------------------

              grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" since they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

              High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

              [ARROW] HOW IS THIS FUND DIFFERENT FROM A FUND THAT INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS?

              Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally only offer a greater potential return for accepting a greater level of risk. The two most common risks are CREDIT RISK- or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK- or the risk that a security's market value will change with interest rates.

              In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

                                                                 11 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              As a result, high-yield funds have often acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

              [ARROW] WHAT IS A CREDIT RATING?

              A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), and Dominion Bond Rating Service Limited (Dominion), analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. Ratings may range from AAA (highly unlikely to default) to D (in default). If a security is not rated by these agencies, we will assign an equivalent rating. The table shown in APPENDIX B on page 49 illustrates these ratings and the risk associated with each.

              CREDIT RISK. The securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will be unable to make timely dividend, interest, or principal payments or meet other terms of its financial obligations. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

              When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

USAA High-Yield Opportunities Fund - 12

-----------------------------------------------------------------------------

              U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES). While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie
              Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

              MARKET ILLIQUIDITY. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

              INTEREST RATE RISK. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              STOCK MARKET RISK. Because this Fund may invest in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

                                                                 13 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              [ARROW] WHAT ARE THE CREDIT QUALITY CHARACTERISTICS OF THE FUND'S HOLDINGS?

              The following chart illustrates the quality ratings of the Fund's investment portfolio as of the end of its last fiscal year, July 31, 2004.

              ------------------------------------------------------------------
                    INVESTMENTS
                 (MOODY'S INVESTORS                       PERCENTAGE OF
                   SERVICE RATING)                       FUND'S NET ASSETS
              ------------------------------------------------------------------

                 INVESTMENT GRADE
                        Aaa                                      0.2%

              BELOW INVESTMENT GRADE
                        B1                                       8.5%
                        B2                                      13.7%
                        B3                                      19.2%
                        Ba1                                      6.9%
                        Ba2                                      8.0%
                        Ba3                                      6.4%
                        Baa1                                     1.7%
                        Baa2                                     1.3%
                        Baa3                                     6.9%
                        Ca                                       2.2%
                        Caa1                                     7.5%
                        Caa2                                     3.2%
                        Caa3                                     0.7%
                     Non Rated                                   5.2%

              [ARROW] WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

              The Fund's portfolio will primarily consist of, but not be limited to, the following U.S. dollar-denominated securities:

              * corporate debt securities such as notes, bonds, (including zero-coupon and pay-in-kind bonds) loans, and commercial paper

              *   bank  obligations,   including  certificates  of  deposit  and
                  banker's acceptances

              * obligations of state and local governments and their agencies and instrumentalities

USAA High-Yield Opportunities Fund - 14

-----------------------------------------------------------------------------

              *   mortgage-backed securities

              *   asset-backed securities

              *   commercial mortgage-backed securities (CMBS)

              *   CMBS interest only securities (CMBS IOs)

              *   equity and debt securities of real estate investment trusts

              *   Eurodollar and Yankee obligations

              *   synthetic instruments

              *   equity securities

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 38.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We may also invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

                                                                 15 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

              We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          -------------------------------------------------------------
          [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
                  USAA INVESTMENT MANAGEMENT COMPANY
                  APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
          -------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets.

USAA High-Yield Opportunities Fund - 16

-----------------------------------------------------------------------------

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------------
           +/- 20 to 50                              +/- 4
          +/- 51 to 100                              +/- 5
         +/- 101 and greater                         +/- 6

          1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper High Yield Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.50% by 0.01%.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              PORTFOLIO MANAGER

              R. Matthew Freund, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 15 years of investment management experience and has worked for us for ten years. He earned the Chartered Financial Analyst designation in 1992

                                                                 17 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Indiana University and a BA from Franklin & Marshall College.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit

USAA High-Yield Opportunities Fund - 18

-----------------------------------------------------------------------------

              by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 29.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 28.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to

                                                                 19 - Prospectus
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USAA HIGH-YIELD OPPORTUNITIES FUND
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                  their  closing  price,  at the time the USAA  family  of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

USAA High-Yield Opportunities Fund - 20

-----------------------------------------------------------------------------

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

                                                                 21 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
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              As required by federal  law,  we must obtain  certain  information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 34 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

USAA High-Yield Opportunities Fund - 22

-----------------------------------------------------------------------------

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                                                                 23 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY . . .

              INTERNET ACCESS -USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

USAA High-Yield Opportunities Fund - 24

-----------------------------------------------------------------------------

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                 25 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY . . .

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *   Access usaa.com.

USAA High-Yield Opportunities Fund - 26

-----------------------------------------------------------------------------

              *   Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3)Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

                                                                 27 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
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IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

USAA High-Yield Opportunities Fund - 28

-----------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Service Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.
                                                                 29 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
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              IF YOUR SHARES ARE HELD IN YOUR USAA  BROKERAGE  ACCOUNT WITH USAA
              BROKERAGE   SERVICES,   PLEASE  CONTACT  USAA  BROKERAGE  SERVICES
              REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 27.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 20.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

USAA High-Yield Opportunities Fund - 30

-----------------------------------------------------------------------------

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of

                                                                 31 - Prospectus
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USAA HIGH-YIELD OPPORTUNITIES FUND
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              normal  trading on the NYSE on a day the Fund's NAV is  calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair
              valuation  of  affected   foreign  equity   securities  may  occur
              frequently  based on an  assessment  that events  which occur on a
              fairly  regular  basis  (such  as  U.S.   market   movements)  are
              significant.

              Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities

USAA High-Yield Opportunities Fund - 32

-----------------------------------------------------------------------------

              at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

                                                                 33 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

              Regardless  of the  length  of time you  have  held  Fund  shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

USAA High-Yield Opportunities Fund - 34

-----------------------------------------------------------------------------

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

                                                                 35 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

USAA High-Yield Opportunities Fund - 36

-----------------------------------------------------------------------------

                                                                  PERIOD ENDED
                                       YEAR ENDED JULY 31,            JULY 31,
                         -------------------------------------------------------
                            2004       2003       2002       2001      2000*
                         -------------------------------------------------------

Net asset value at
 beginning of period     $    8.18  $    7.23   $   8.95   $   9.78  $  10.00
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income        .64        .69        .83       1.03      1.08a
  Net realized and
   unrealized gain (loss)      .36        .95      (1.72)      (.80)     (.33)a
                         -------------------------------------------------------
Total from investment
 operations                   1.00       1.64       (.89)       .23       .75a

Less distributions:
 From net investment income   (.64)      (.69)      (.83)     (1.06)     (.97)
                         -------------------------------------------------------
Net asset value
 at end of period        $    8.54  $    8.18   $   7.23   $   8.95  $   9.78
                         =======================================================
Total return (%) **          12.44      23.85     (10.70)      2.68      7.80

Net assets at end
 of period (000)         $ 184,495  $ 106,988   $ 53,745   $ 53,828  $ 44,907

Ratio of expenses
 to average net
 assets (%)***                 .99b,c    1.00b,c    1.00b,c     .76b,d    .75b,d

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%)***        -          1.08b      1.12b      1.02b     1.19b

Ratio of net investment
 income to average
 net assets (%) ***           7.51       9.06       9.95      11.17     10.30

Portfolio turnover (%)       55.24     105.30      96.63     104.20     51.88


*    Fund commenced operations on August 2, 1999.

** Assumes reinvestment of all net investment income distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2000, is cumulative.

***  For the year ended July 31, 2004, average net assets were $156,267,000.

a    Calculated using average shares.

b Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                               -        -            -         (.01%)     -

c Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

d Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.75% of the Fund's average net assets.

                                                                 37 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE HIGH-YIELD OPPORTUNITIES FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE
INVESTED:

              ASSET-BACKED SECURITIES

              The Fund's assets may be invested in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates
              (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

              On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

              The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              BONDS

              A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

USAA High-Yield Opportunities Fund - 38

-----------------------------------------------------------------------------

              A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current. Lower-quality bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern. Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral). Most high-yield "junk" bonds are unsecured.

              Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

              BOND RATINGS AND HIGH-YIELD BONDS

              Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. Our research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB by Standard & Poor's and Baa by Moody's.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              DEFERRABLE SUBORDINATED SECURITIES

              Recently, securities have been issued that have long maturities and are deeply subordinated in the issuer's capital structure. They generally have

                                                                 39 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

              DERIVATIVES

              A Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

              The Fund may use these practices to adjust the risk and return characteristics of its portfolio of investments. If we judge market conditions incorrectly or employ a strategy that does not correlate well with the Fund's investments, these methods could result in a loss, regardless of whether the intent was to reduce risk or increase return. These methods may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these methods could result in a loss if the counterparty to the transaction does not perform as promised.

              EQUITY SECURITIES

              The Fund's assets may be invested in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs,

USAA High-Yield Opportunities Fund - 40

-----------------------------------------------------------------------------

              GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

              EQUITY  AND  DEBT   SECURITIES  OF   INVESTMENTS  IN  REAL  ESTATE
              INVESTMENT TRUSTS (REITS)

              The Fund's assets may be invested in equity securities of REITs and is therefore subject to certain risks associated with direct investments in REITs. In addition, the Fund may also invest its assets in debt securities of REITs and may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

              EURODOLLAR AND YANKEE OBLIGATIONS

              The Fund may invest in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

                                                                 41 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MORTGAGE-BACKED SECURITIES

              The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Frannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
              Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an

USAA High-Yield Opportunities Fund - 42

-----------------------------------------------------------------------------

              effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

              Mortgage-backed securities also include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only securities (CMBS IOs).

              A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO"class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

              CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes.

                                                                 43 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. For more information on mortgage-backed securities, see the statement of additional information.

              MUNICIPAL LEASE OBLIGATIONS

              The Fund may invest in a variety of instruments referred to as municipal lease obligations, including leases, installment purchase contracts, and certificates of participation in such leases and contracts.

              NOTES, LOAN PARTICIPATIONS, AND ASSIGNMENTS

              The Fund may invest in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan to the company. Larger loans to corporations or governments, including governments of less developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, and in the case of LDC investments, increased credit risk and volatility.

              OTHER INVESTMENT COMPANIES

              The Fund's assets may be invested in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              PERIODIC AUCTION RESET BONDS

              The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

USAA High-Yield Opportunities Fund - 44

-----------------------------------------------------------------------------

              Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

              PREFERRED STOCKS

              Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

              PRIVATE PLACEMENTS

              Private placements are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

              PUT BONDS

              The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

                                                                 45 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              SYNTHETIC INSTRUMENTS

              The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

              VARIABLE-RATE DEMAND NOTES

              The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, monthly or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

              VARIABLE-RATE AND FLOATING-RATE SECURITIES

              The  Fund's   assets  may  be   invested  in   variable-rate   and
              floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.

              * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the

USAA High-Yield Opportunities Fund - 46

-----------------------------------------------------------------------------

                  same effect on the income earned by the Fund depending on the proportion of such securities held.

              * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

              * The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

              WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

              The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

              * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

              * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

              *   Such securities can be sold before settlement date.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

                                                                 47 - Prospectus

                                   APPENDIX A
-----------------------------------------------------------------------------

              ZERO-COUPON AND PAY-IN-KIND BONDS

              A zero-coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both allow the issuer to avoid the need to generate cash to meet current interest payments. Therefore, the value of these bonds are subject to greater fluctuation in response to changes in interest rates and may involve greater credit risks than bonds paying interest in cash currently.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA High-Yield Opportunities Fund - 48

                                   APPENDIX B
-----------------------------------------------------------------------------

================================================================================
                      RATINGS OF CORPORATE DEBT SECURITIES

LONG TERM

 MOODY'S     STANDARD                           DOMINION
 INVESTORS   & POOR'S                           BOND RATING
 SERVICE     CORPORATION    FITCH RATINGS       SERVICE LIMITED     DEFINITION
----------------------------------------------------------------------------------------
 Aaa         AAA            AAA                 AAA                 Highest
 Aa          AA             AA                  AA                  High quality
 A           A              A                   A                   Upper-medium grade
 Baa         BBB            BBB                 BBB                 Medium  grade
 Ba          BB             BB                  BB                  Speculative
 BB          B              B                   B                   Highly speculative
 Caa         CCC,CC         CCC,CC              CCC                 Vulnerable to default
 Ca          C              C                   CC                  Default is imminent
 C           D              DDD,DD,D            C                   Probably in  default


SHORT TERM

      MOODY'S                  S&P                       FITCH                    DBRS           DEFINITION
----------------------------------------------------------------------------------------------------------------------
                          A-1+ Extremely strong      F1+ Exceptionally strong     R-1 (high)     Highest quality
 P-1  Superior quality    A-1  Strong quality        F1  Highest credit  quality  R-1 (middle)   Superior quality
 P-2  Strong quality      A-2  Satisfactory quality  F2  Good credit quality      R-1 (low)      Satisfactory quality
 P-3  Acceptable quality  A-3  Adequate quality      F3  Fair credit quality      R-2 (high)     Adequate quality
 NP   Not Prime           B    Speculative quality   B   Speculative              R-2 (middle)   Adequate quality
                          C    Doubtful quality      C   High default risk        R-2 (low)      Adequate quality
                                                                                  R-3 (high)     Speculative
                          D    Default               D   Default                  R-3 (middle)   Speculative
                                                                                  R-3 (low)      Speculative
======================================================================================================================

                                                                 49 - Prospectus

                                      NOTES

USAA High-Yield Opportunities Fund - 50

                                      NOTES

                                                                 51 - Prospectus

                                      NOTES

USAA High-Yield Opportunities Fund - 52

                                      NOTES

                                                                 53 - Prospectus

USAA HIGH-YIELD OPPORTUNITIES FUND
-----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA High-Yield Opportunities Fund - 54

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
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and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


40046-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                              Small Cap Stock Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]


                      USAA  SMALL CAP STOCK FUND


                      USAA

               Investments

                              [GRAPHIC OMITTED]

                One of the

               USAA Family

                of No-Load

              Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

          DECEMBER 1, 2004    As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                           3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                           3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                 4

FEES AND EXPENSES                                       8

FUND INVESTMENTS                                        9

FUND MANAGEMENT                                        12

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                     17

HOW TO INVEST                                          20

HOW TO REDEEM                                          25

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                        27

EXCHANGES                                              28

SHAREHOLDER INFORMATION                                30

FINANCIAL HIGHLIGHTS                                   35

APPENDIX A                                             37

ADDITIONAL FUND INFORMATION                            46

USAA Small Cap Stock Fund - 2

----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

              The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

              We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Wellington Management and Batterymarch are responsible for managing the portion of the Fund's assets allocated to each of them by us.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of  investing  in this Fund are stock  market risk,
              the  risk  of   investing   in   companies   with   small   MARKET
              CAPITALIZATIONS (small-cap company risk), and management risk.

          ----------------------------------------------------------------------
          [ARROW] MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.
          ----------------------------------------------------------------------

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.
                                                                  3 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              * SMALL-CAP COMPANY RISK involves the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

              Another risk described later in the prospectus is the risk of investing in foreign securities.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Small Cap Stock Fund - 4

----------------------------------------------------------------------------

[BAR CHART]
                    CALENDAR YEAR       TOTAL RETURN
                         2000*               -13.92%
                         2001                 -9.14%
                         2002                -10.93%
                         2003                 27.36%

               *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


                          NINE-MONTH YTD TOTAL RETURN
                                 5.03% (9/30/04)

     BEST QUARTER**                                     WORST QUARTER**
     17.37% 4th Qtr. 2001                         -18.89% 4th Qtr. 2000

  ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon

                                                                  5 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to December 1, 2003, which is the date on which Wellington Management and Batterymarch assumed day-to-day management of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                      SINCE
                                                                    INCEPTION
                                              PAST 1 YEAR             8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                              27.36%               3.68%

Return After Taxes on Distributions              27.36%               3.68%

Return After Taxes on Distributions
and Sale of Fund Shares                          17.79%               3.16%
--------------------------------------------------------------------------------

Russell 2000(R) Index*
(reflects no deduction for
fees, expenses, or taxes)                        47.25%               6.63%+

--------------------------------------------------------------------------------
S&P SmallCap 600(R) Index**
(reflects no deduction for
fees, expenses, or taxes)                        38.79%              10.00%+
--------------------------------------------------------------------------------

Lipper Small-Cap Core Funds Index***
(reflects no deduction for taxes)                40.90%               9.49%+


* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of October 31, 2004, the average market capitalization was approximately $950 million; the median market capitalization was approximately $504 million. The largest company in the index had an approximate market capitalization of $2.9 billion.

USAA Small Cap Stock Fund - 6

----------------------------------------------------------------------------

** The S&P SmallCap 600 Index is an unmanaged market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

*** The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 600 Index.

+ The performance of the Russell 2000 Index, the S&P SmallCap 600 Index, and the Lipper Small-Cap Core Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 23 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          -------------------------------------------------------
          [ARROW]     FUND NUMBER                         81

          [ARROW]     NEWSPAPER SYMBOL                    SmCpStk

          [ARROW]     TICKER SYMBOL                       USCAX
          -------------------------------------------------------

                                                                  7 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets (ANA).

      MANAGEMENT       DISTRIBUTION       OTHER          TOTAL ANNUAL
         FEES          (12b-1) FEES      EXPENSES       OPERATING EXPENSES
     ----------------------------------------------------------------------
        .73%a              None            .67%              1.40%b,c

 a A performance fee adjustment decreased the base management fee of 0.75% by 0.02% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Core Funds Index.

b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.36%.

USAA Small Cap Stock Fund - 8

----------------------------------------------------------------------------

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.40% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. For the fiscal year ended July 31, 2004, the Fund incurred reimbursable expenses of $11,000, which was less than 0.01%. We can modify or terminate this arrangement at any time.

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR          3 YEARS        5 YEARS        10 YEARS
       ----------------------------------------------------------
          $143             $443           $766          $1,680


FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The term "equity securities" is generally used to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

                                                                  9 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              [ARROW] WHAT DEFINES SMALL-CAP STOCKS?

              Small-cap stocks are those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of September 30, 2004, the largest market capitalization stock in either index was approximately $3.5 billion. Keep in mind that the market capitalization of the companies listed in each index may change with market conditions and the composition of either index.

              [ARROW] WILL THE FUND CONTINUE TO HOLD THESE SECURITIES IF THEIR MARKET CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

              For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

              SMALL-CAP COMPANY RISK. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines,

USAA Small Cap Stock Fund - 10

----------------------------------------------------------------------------

              markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              Wellington Management's small cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

                                                                 11 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process.

              Stocks are sold when they achieve Wellington Management's target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

              Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is generally run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower P/E's and better forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria.

              Stocks  will be  considered  for  sale if they  appreciate  beyond
              Batterymarch's   market   capitalization   limits,   or  if  their
              quantitative ranking falls into the sell category.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 37.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

USAA Small Cap Stock Fund - 12

----------------------------------------------------------------------------

          -----------------------------------------------------------
          [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
                  USAA INVESTMENT MANAGEMENT COMPANY
                  APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
          -----------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance)

                                                                 13 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS) 1                  OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------------
       +/- 100 to 400                                 +/- 4
       +/- 401 to 700                                 +/- 5
     +/- 701 and greater                              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.75% by 0.02%.

              We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.40% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2004, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.73% of average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into Investment Subadvisory Agreements with Wellington Management and Batterymarch, under which Wellington Management and Batterymarch each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

USAA Small Cap Stock Fund - 14

----------------------------------------------------------------------------

              Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2004, Wellington Management had approximately $428 billion in assets under management.

              Batterymarch is a registered investment adviser founded in 1969 and is located at 200 Clarendon Street, Boston, Massachusetts
              02116. Batterymarch provides asset management services for corporations, pension plans, mutual funds, and trusts. As of September 30, 2004, Batterymarch had assets under management of approximately $11.6 billion.

              Wellington Management and Batterymarch are compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGERS

              WELLINGTON MANAGEMENT

              Stephen T. O'Brien, CFA, senior vice president, equity portfolio manager, joined Wellington Management in 1983. Mr. O'Brien has 34 years of investment experience and is responsible for the day-to-day management of the portion of the Fund managed by Wellington Management. He received his MBA from the University of Pittsburgh and his BA in Economics from Assumption College.

              Timothy J. McCormack, CFA, vice president, and equity portfolio manager, joined Wellington Management in 2000. Mr. McCormack is a member of the Small Cap Value team, where his responsibilities include company research and portfolio management. Prior to joining the firm, he worked at Oppenheimer Capital in New York City, where he was a portfolio manager focusing on small cap value funds. Mr. McCormack received his MBA from The Wharton School of the University of Pennsylvania and his BS in Business Administration from Georgetown University.

                                                                 15 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              Shaun F. Pedersen, vice president, joined Wellington Management in 2004. Mr. Pederson is an equity research analyst for the Small Cap Value Team and conducts fundamental analysis and makes buy/sell recommendations to portfolio managers based on his findings and market conditions. He has over ten years of investment experience and has followed a value-oriented approach for his entire career. Prior to joining the firm, he worked at Thomas Weisel Asset Management where he was a portfolio manager and research analyst focused on small cap value (2001 - 2004). Prior to that, he was a member of a value team at The Boston Company (1996 - 2000). Mr. Pedersen received his MBA from Columbia University's Graduate School of Business and his BA in History from Connecticut College.

              BATTERYMARCH

              William L. Elcock is Chief Executive Officer and senior portfolio manager of Batterymarch and leads the Batterymarch investment team performing subadvisory services for the Fund. He manages the firm's business operations, with overall responsibility for all major management decisions and spends a significant portion of his time directing Batterymarch's U.S. investment strategies. Mr.
              Elcock joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as deputy chief executive officer. Mr. Elcock was named Chief Executive Officer in 2002.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USAA Small Cap Stock Fund - 16

----------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

                                                                17 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calender year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 28.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 27.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differ-

USAA Small Cap Stock Fund - 18

----------------------------------------------------------------------------

                  ences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the

                                                                19 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

USAA Small Cap Stock Fund - 20

----------------------------------------------------------------------------

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 33 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

                                                                 21 - Prospectus

USAA SMALL CAP STOCK FUND
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              The Fund or the Fund's  transfer  agent may enter into  agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an
              authorized   Servicing   Agent  even  though  the  orders  may  be
              transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

USAA Small Cap Stock Fund - 22

----------------------------------------------------------------------------

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY...

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                                                                 23 - Prospectus

USAA SMALL CAP STOCK FUND
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                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA Small Cap Stock Fund - 24

----------------------------------------------------------------------------

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

              *   Access usaa.com.

                                                                 25 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              *   Send your written instructions to:

                         REGULAR MAIL:
                         USAA Investment Management Company
                         P.O. Box 659453
                         San Antonio, TX 78265-9825

                         REGISTERED OR EXPRESS MAIL:
                         USAA Investment Management Company
                         9800 Fredericksburg Road
                         San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

USAA Small Cap Stock Fund - 26

----------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

                                                                 27 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost

USAA Small Cap Stock Fund - 28

----------------------------------------------------------------------------

              basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 26.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 19.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

                                                                 29 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the val-

USAA Small Cap Stock Fund - 30

----------------------------------------------------------------------------

              ues of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.
                                                                 31 - Prospectus

USAA SMALL CAP STOCK FUND
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              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

USAA Small Cap Stock Fund - 32

----------------------------------------------------------------------------

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

                                                                 33 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

USAA Small Cap Stock Fund - 34

----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

                                                                 35 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

                                                                    PERIOD ENDED
                                        YEAR ENDED JULY 31,           JULY 31,
                         -------------------------------------------------------
                            2004       2003        2002       2001      2000*
                         -------------------------------------------------------
Net asset value at
 beginning of period     $   10.38  $    9.61   $   10.34  $  13.17  $   10.00
                         -------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss         (.04)a     (.08)a      (.06)a    (.11)a     (.10)a
  Net realized and
   unrealized gain (loss)     1.48a       .85a       (.67)a   (2.72)a     3.27a
                         -------------------------------------------------------
Total from investment
 operations                   1.44a       .77a       (.73)a   (2.83)a     3.17a
                         -------------------------------------------------------
Net asset value
 at end of period        $   11.82  $   10.38   $    9.61    $ 10.34 $   13.17a
                         =======================================================
Total return (%) **          13.87       8.01       (7.06)   (21.49)     31.70

Net assets at end
 of period (000)         $ 192,264  $ 125,480   $ 102,890  $ 89,120  $ 100,980

Ratio of expenses
 to average net
 assets (%)***                1.40b,c    1.40b,c     1.40b,c   1.46c      1.43c

Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%) ***       1.40c      1.69c       1.71c     -           -

Ratio of net investment
 loss  to average net
 assets (%)***                (.35)      (.85)       (.57)    (1.00)      (.77)

Portfolio turnover (%)      184.27     170.37      200.14    145.32      36.73


 *   Fund commenced operations on August 2, 1999.

** Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2000, is cumulative.

***  For the year ended July 31, 2004, average net assets were $165,519,000.

a Calculated using average shares. For the year ended July 31, 2004, average shares were 14,185,000.

b Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.40% of the Fund's average net assets.

c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                             (.04%)      -           -         -           -

USAA Small Cap Stock Fund - 36

                                   APPENDIX A
----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE SMALL CAP STOCK FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the

                                                                 37 - Prospectus

                                   APPENDIX A
----------------------------------------------------------------------------

              option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that

USAA Small Cap Stock Fund - 38

                                   APPENDIX A
----------------------------------------------------------------------------

              the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 39 - Prospectus

                                      NOTES
USAA Small Cap Stock Fund - 40

                                      NOTES
                                                                 41 - Prospectus

                                      NOTES
USAA Small Cap Stock Fund - 42

                                      NOTES
                                                                 43 - Prospectus

                                      NOTES
USAA Small Cap Stock Fund - 44

                                      NOTES
                                                                 45 - Prospectus

USAA SMALL CAP STOCK FUND
----------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Small Cap Stock Fund - 44

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
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and others electronically.
Sign up at USAA.COM.

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES



40047-1204                                   (C)2004, USAA. All rights reserved.

                                     Part A


                               Prospectus for the
                               Capital Growth Fund
                               is included herein

[USAA
EAGLE
LOGO (R)]



                     USAA   CAPITAL GROWTH FUND



                     USAA

              Investments

                            [GRAPHIC OMITTED]

               One of the

           USAA Family of

     No-Load Mutual Funds


                            P r o s p e c t u s
--------------------------------------------------------------------------------

         DECEMBER 1, 2004   As  with  other  mutual  funds,  the  Securities and
                            Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                                     3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                                     3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                           4

FEES AND EXPENSES                                                 8

FUND INVESTMENTS                                                 10

FUND MANAGEMENT                                                  12

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                               15

HOW TO INVEST                                                    19

HOW TO REDEEM                                                    23

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                  25

EXCHANGES                                                        27

SHAREHOLDER INFORMATION                                          29

FINANCIAL HIGHLIGHTS                                             33

APPENDIX A                                                       35

ADDITIONAL FUND INFORMATION                                      38

USAA Capital Growth Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?

              The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in equity securities of companies with the prospect of rapidly growing earnings. To a great extent, these investments will tend to be in companies with small-market capitalizations.

              The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

              We are the Fund's investment adviser. We have retained Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser of the Fund. Batterymarch is responsible for investing the Fund's assets.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 10 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

              The main risks of  investing  in this Fund are stock  market risk,
              the   risk   of   investing   in   companies   with   small-MARKET
              CAPITALIZATIONS (small-cap stock risk), and management risk.

              ------------------------------------------------------------
              [ARROW] MARKET  CAPITALIZATION  IS THE TOTAL MARKET VALUE
                      OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.
              ------------------------------------------------------------

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

                                                                  3 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              * SMALL-CAP COMPANY RISK involves the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Another risk described later in the prospectus is the risk of investing in foreign securities.

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. While the portfolio will be broadly diversified, we expect the Fund to be significantly more volatile than the average equity mutual fund due to the Fund's investments in smaller, less well-known companies.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

USAA Capital Growth Fund - 4

--------------------------------------------------------------------------------

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

[BAR CHART]
                         CALENDAR YEAR   TOTAL RETURN
                              2001*          -31.22%
                              2002           -27.65%
                              2003            55.29%

                   *FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.


                             NINE-MONTH YTD TOTAL RETURN
                                   1.39% (9/30/04)


              BEST QUARTER**                             WORST QUARTER
              20.81% 2nd Qtr. 2003                       -29.90% 1st Qtr. 2001

              ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable  only to the time  period  covered by the bar chart.

                                                                  5 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This may be particularly true for the period prior to June 28, 2002, which is the date on which Batterymarch assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Capital Growth Fund - 6

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                      SINCE
                                                                    INCEPTION
                                                   PAST 1 YEAR       10/27/00
--------------------------------------------------------------------------------
Return Before Taxes                                  55.29%         -12.84%

Return After
Taxes on  Distributions                              55.29%         -12.84%

Return After Taxes on  Distributions
and Sale of Fund Shares                              35.94%         -10.64%
--------------------------------------------------------------------------------

Russell  2000(R) Growth Index*
(reflects no deduction
for fees, expenses, or taxes)                        48.54%          -6.19%+

--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Index**
(reflects no deduction for taxes)                    44.77%          -5.95%+
--------------------------------------------------------------------------------

* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Small-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

+ The performance of the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index is calculated with a commencement date of October 31, 2000, while the Fund's inception date is October 27, 2000. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  7 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

              ------------------------------------------------------------
              [ARROW}     FUND NUMBER                         72

              [ARROW]     NEWSPAPER SYMBOL                    CAPGR

              [ARROW]     TICKER SYMBOL                       USCGX
              ------------------------------------------------------------

FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM

USAA Capital Growth Fund - 8

--------------------------------------------------------------------------------

              TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets (ANA).

     MANAGEMENT        DISTRIBUTION        OTHER           TOTAL ANNUAL
        FEES           (12b-1) FEES       EXPENSES       OPERATING EXPENSES
     -----------------------------------------------------------------------
        .86%a             None              .88%               1.74%b,c

     a A performance fee adjustment increased the base management fee of 0.85% by 0.01% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Growth Funds Index.

     b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.65%.

     c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                   Actual Total Annual
        Total Annual                               Operating Expenses
         Operating        Reimbursement                   After
          Expenses          From IMCO                 Reimbursement
        --------------------------------------------------------------
            1.74%             0.74%                       1.00%

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

                                                                  9 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                    1 Year       3 Years       5 Years        10 Years
                ---------------------------------------------------------
                     $177          $548          $944           $2,052

FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in equity securities of companies with the prospect of rapidly growing earnings. Many of these investments will be in companies with small-market capitalizations. The term "equity securities" is generally used to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              Batterymarch may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

USAA Capital Growth Fund - 10

--------------------------------------------------------------------------------

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              SMALL-CAP COMPANY RISK. The Fund invests in small-cap equity securities. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

                                                                 11 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is generally run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower P/E's and better forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. Stocks will be considered for sale if they appreciate beyond Batterymarch's market capitalization limits, or if their quantitative ranking falls into the sell category.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              ----------------------------------------------------------
              [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                       USAA INVESTMENT MANAGEMENT COMPANY
                       APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
              ----------------------------------------------------------

USAA Capital Growth Fund - 12

--------------------------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of eighty-five one hundredths of one percent (0.85%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 13 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
                RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
               (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
              ---------------------------------------------------------------
                 +/- 100 to 400                          +/- 4
                 +/- 401 to 700                          +/- 5
               +/- 701 and greater                       +/- 6

               1 Based on the difference  between average annual  performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.85% by 0.01%.

              We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2004, including the performance adjustment and reimbursements to the Fund, was equal to 0.12% of average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with Batterymarch, under which Batterymarch provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              Batterymarch is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services for corporations, pension plans, mutual funds, and trusts. As of September 30, 2004,

USAA Capital Growth Fund - 14

--------------------------------------------------------------------------------

              Batterymarch had assets under management of approximately $11.6 billion.

              Batterymarch is compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGER

              William L. Elcock is Chief Executive Officer and senior portfolio manager of Batterymarch and leads the Batterymarch investment team performing subadvisory services for the Fund. He manages the firm's business operations, with overall responsibility for all major management decisions, and spends a significant portion of his time directing Batterymarch's U.S. investment strategies. Mr. Elcock joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as deputy chief executive officer. Mr. Elcock was named Chief Executive Officer in 2002.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys

                                                                 15 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money

USAA Capital Growth Fund - 16

--------------------------------------------------------------------------------

              market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              * Each fund (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

                                                                 17 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              THE FUND'S RIGHT TO REJECT  PURCHASE AND EXCHANGE
              ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance,

USAA Capital Growth Fund - 18

--------------------------------------------------------------------------------

              however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

                                                                 19 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an
              authorized   Servicing   Agent  even  though  the  orders

USAA Capital Growth Fund - 20

--------------------------------------------------------------------------------

              may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              *    $3,000   [$500   Uniform   Gifts/Transfers   to  Minors   Act
                   (UGMA/UTMA) accounts and $250 for IRAs].

                   Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

              ADDITIONAL PURCHASES

              *    $50 minimum per transaction, per account.

              AUTOMATIC INVESTING

              * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                   There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY...

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and

                                                                 21 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                   personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *    To open an account, send your application and check to:

                          REGULAR MAIL:
                          USAA Investment Management Company
                          P.O. Box 659453
                          San Antonio, TX 78265-9825

                          REGISTERED OR EXPRESS MAIL:
                          USAA Investment Management Company
                          9800 Fredericksburg Road
                          San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                          REGULAR MAIL:
                          USAA Investment Management Company
                          P.O. Box 659453
                          San Antonio, TX 78265-9825

                          REGISTERED OR EXPRESS MAIL:
                          USAA Investment Management Company
                          9800 Fredericksburg Road
                          San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Capital Growth Fund - 22

--------------------------------------------------------------------------------

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              *    If you  would  like  to open a new  account  or  exchange  to
                   another   fund  in  the  USAA  family  of  funds,   call  for
                   instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

                                                                 23 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

              *    Access usaa.com.

              *    Send your written instructions to:

                          REGULAR MAIL:
                          USAA Investment Management Company
                          P.O. Box 659453
                          San Antonio, TX 78265-9825

                          REGISTERED OR EXPRESS MAIL:
                          USAA Investment Management Company
                          9800 Fredericksburg Road
                          San Antonio, TX 78240

USAA Capital Growth Fund - 24

--------------------------------------------------------------------------------

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and

                                                                 25 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

USAA Capital Growth Fund - 26

--------------------------------------------------------------------------------

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              *    restrict  or   liquidate   an  account   when   necessary  or
                   appropriate to comply with federal law.

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

                                                                 27 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 25.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 18.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *    Transactions   done  under   automatic   purchase  plans  and
                   systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *    Transactions   done   to   effect   an  IRA   conversion   or
                   redistribution to a different retirement account.

              In   addition, each fund reserves the right to terminate or change the terms of an exchange offer.

USAA Capital Growth Fund - 28

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

              ----------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
              [ARROW]   NAV PER SHARE  =    --------------------------------
                                                     NUMBER OF SHARES
                                                        OUTSTANDING
              ----------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has

                                                                 29 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when

USAA Capital Growth Fund - 30

--------------------------------------------------------------------------------

              considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through

                                                                 31 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              * underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA Capital Growth Fund - 32

--------------------------------------------------------------------------------

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              The information for the fiscal years ended July 31, 2002, 2003, and 2004, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund from inception through July 31, 2001, was audited by another independent public accounting firm.

                                                                 33 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                     YEAR ENDED JULY 31,          PERIOD ENDED
                               2004        2003         2002     JULY 31, 2001*
                            ----------------------------------------------------
Net asset value at
  beginning of period       $   5.42     $   4.26     $   6.30     $  10.00
                            ----------------------------------------------------
Income (loss) from
  investment operations:
   Net investment loss          (.02)a       (.01)a       (.04)a       (.04)a
   Net realized and
     unrealized gain (loss)      .87a        1.17a       (2.00)a      (3.66)a
                            ----------------------------------------------------
Total from investment
  operations                     .85a        1.16a      (2.04)a       (3.70)a
                            ----------------------------------------------------
Net asset value at
  end of period             $   6.27     $   5.42     $   4.26     $   6.30
                            ====================================================
Total return (%) **            15.68        27.23       (32.54)      (37.00)

Net assets at
  end of period (000)       $ 79,026     $ 45,995     $ 28,301     $ 26,544

Ratio of expenses
  to average net
  assets (%) ***                1.00c,d      1.00c,d      1.00c,d      1.85b,c,d

Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%) ***        1.74c        2.41c        2.54c        2.43b,c

Ratio of net investment
  loss to average
  net assets (%) ***            (.34)        (.28)        (.69)        (.84)b

Portfolio turnover (%)        194.75       151.07       188.09         8.49


*     Fund commenced operations on October 27, 2000.

** Totals returns for periods of less than one year are not annualized. The return for the period ended July 31, 2001, is cumulative.

***   For the year ended July 31, 2004, average net assets were $69,554,000.

a Calculated using average shares. For the year ended July 31, 2004, average shares were 10,862,000.

b Annualized. The ratio is not necessarily indicative of 12 months of operations.

c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follow:
                                (.09%)       (.07)%       -             -

d Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.85%.

USAA Capital Growth Fund - 34

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE CAPITAL GROWTH FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the

                                                                 35 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

              option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the

USAA Capital Growth Fund - 36

--------------------------------------------------------------------------------

              borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

              ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Capital Growth Fund - 38

                  INVESTMENT            USAA Investment Management Company
                    ADVISER,            P.O. Box 659453
              ADMINISTRATOR,            San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT            USAA Shareholder Account Services
                                        P.O. Box 659453
                                        San Antonio, Texas 78265-9825


                   CUSTODIAN            State Street Bank and Trust Company
                                        P. O. Box 1713
                                        Boston, Massachusetts 02105


                   TELEPHONE            Call toll free - Central Time
            ASSISTANCE HOURS            Monday - Friday 7 a.m. to 10 p.m.
                                        Saturday 8:30 a.m. to 5 p.m.
                                        Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT            1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL            24-Hour Service (from any phone)
           FUND PRICE QUOTES            1-800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND            (from touch-tone phones only)
           USAA TOUCHLINE(R)            For account balance, last transaction,
                                        fund prices, or to exchange/redeem fund
                                        shares
                                        1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS            usaa.com


INVESTMENT COMPANY ACT FILE NO. 811-2429

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
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Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


36837-1204                                  (C)2004, USAA. All rights reserved.

                                    Part A


                               Prospectus for the
                                   Value Fund
                               is included herein

[USAA EAGLE LOGO (R)]

                     USAA   VALUE FUND


                     USAA

              Investments

                              [GRAPHIC OMITTED]


               One of the

              USAA Family

               of No-Load

             Mutual Funds


                              P r o s p e c t u s

--------------------------------------------------------------------------------

         DECEMBER 1, 2004     As with other mutual  funds,  the  Securities  and
                              Exchange    Commission   has   not   approved   or
                              disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                              Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
----------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND STRATEGY?                                               3

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?                                               3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                     4

FEES AND EXPENSES                                           7

FUND INVESTMENTS                                            9

FUND MANAGEMENT                                             11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                          15

HOW TO INVEST                                               19

HOW TO REDEEM                                               23

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                             25

EXCHANGES                                                   27

SHAREHOLDER INFORMATION                                     28

FINANCIAL HIGHLIGHTS                                        33

APPENDIX A                                                  35

ADDITIONAL FUND INFORMATION                                 38

USAA Value Fund - 2

----------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

              The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is investing primarily in equity securities of companies that are considered to be undervalued.

              The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

              We are the Fund's investment adviser. We have retained Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadviser of the Fund. BHMS is responsible for investing the Fund's assets.

              Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

              The main risks of investing in this Fund are stock market risk and management risk.

              * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline
                  regardless   of  the   success  or  failure  of  a   company's
                  operations.

              * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

              Another risk described later in the prospectus is the risk of investing in foreign securities.

                                                                  3 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

              An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

              Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund emphasizes a "value" style of investing, changes in the financial condition or prospects of specific companies may result in the individual stocks of the companies selected by the Fund to decline in value. This may result in a decline in the value of the Fund as well.

              The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

              TOTAL RETURN

              All mutual funds must use the same formula to calculate TOTAL RETURN.

          ----------------------------------------------------------------------
          [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
          ----------------------------------------------------------------------

USAA Value Fund - 4

----------------------------------------------------------------------------

[BAR CHART]
               CALENDAR YEAR     TOTAL RETURN
                     2002*        -18.31%
                     2003          27.55%

            *FUND BEGAN OPERATIONS ON AUGUST 3, 2001.


                           NINE-MONTH YTD TOTAL RETURN
                                 6.27% (9/30/04)

     BEST QUARTER**                                     WORST QUARTER**
     14.94% 2nd Qtr. 2003                        -16.48% .3rd Qtr. 2002

  ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

              The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon

                                                                  5 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following chart are not relevant to you.

              Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

              This  may be  particularly  true for the  period  prior to July 1,
              2004,  which  is  the  date  on  which  BHMS  assumed   day-to-day
              management of the Fund's assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                    SINCE
                                                                  INCEPTION
                                           PAST 1 YEAR              8/3/01
--------------------------------------------------------------------------------
Return Before Taxes                           27.55%                6.46%

Return After Taxes on Distributions           27.24%                6.17%

Return After Taxes on Distributions
and Sale of Fund Shares                       18.32%                5.41%
--------------------------------------------------------------------------------

Russell 3000(R) Value Index*
(reflects no deduction for fees,
expenses, or taxes)                           31.14%                2.90%+

--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds
Index** (reflects no deduction
for taxes)                                    32.78%                2.63%+
--------------------------------------------------------------------------------

  * The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  ** The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000

USAA Value Fund - 6

----------------------------------------------------------------------------

     securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

  + The performance of the Lipper Multi-Cap Value Funds Index and the Russell 3000 Value Index is calculated with a commencement date of July 31, 2001, while the Fund's inception date is August 3, 2001. There may be a slight variation in the comparative performance numbers because of this difference.

              CURRENT PRICE AND TOTAL RETURN INFORMATION

              Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 21 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

              Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ---------------------------------------------------------
          [ARROW]     FUND NUMBER                         76

          [ARROW]     NEWSPAPER SYMBOL                    ValueFd

          [ARROW]     TICKER SYMBOL                       UVALX
          ---------------------------------------------------------


FEES AND EXPENSES

              This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

              SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

              There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request

                                                                  7 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

              ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

              Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursements or credits from fee offset arrangements, if any, during the past fiscal year ended July 31, 2004, and are calculated as a percentage of average net assets (ANA).

     MANAGEMENT       DISTRIBUTION           OTHER            TOTAL ANNUAL
       FEES           (12b-1) FEES          EXPENSES       OPERATING EXPENSES
     ------------------------------------------------------------------------
        .78%a            None                .52%               1.30%b,c

a A performance fee adjustment increased the base management fee of 0.75% by 0.03% for the most recent fiscal year. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Value Funds Index.

b Through arrangements with the Fund's custodian, realized credits, if any, generated from cash balances in the Fund's bank accounts, are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.26%.

c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.15% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                     Actual Total Annual
              Total Annual                            Operating Expenses
               Operating        Reimbursement                After
               Expenses          From IMCO              Reimbursement
             -------------------------------------------------------------
                 1.30%              .15%                     1.15%

USAA Value Fund - 8

----------------------------------------------------------------------------

          ----------------------------------------------------------------------
          [ARROW] 12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
          ----------------------------------------------------------------------

              EXAMPLE

              This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

         1 YEAR     3 YEARS        5 YEARS        10 YEARS
        ---------------------------------------------------
          $132        $412           $713          $1,568


FUND INVESTMENTS

              PRINCIPAL INVESTMENT STRATEGIES AND RISKS

              [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

              The Fund's principal investment strategy is the investment of its assets primarily in equity securities of companies that are considered to be undervalued. The term "equity securities" is generally used to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

              As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

              STOCK MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles,

                                                                  9 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

              MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

              [ARROW] WHAT IS A VALUE FUND?

              Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

              [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

              Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

              FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

              * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

USAA Value Fund - 10

----------------------------------------------------------------------------

              * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

              [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

              BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

              When BHMS believes a stock has lost its value characteristics and has become overvalued, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

              For additional information about investment policies and the types of securities in which the Fund's assets may be invested, see APPENDIX A on page 35.

FUND MANAGEMENT

              USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -----------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $49 BILLION AS OF OCTOBER 31, 2004
     -----------------------------------------------------------

                                                                 11 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors.

              The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

              For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA Value Fund - 12

----------------------------------------------------------------------------

      OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------------
          +/- 100 to 400                                 +/- 4
          +/- 401 to 700                                 +/- 5
        +/- 701 and greater                              +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee of 0.75% by 0.03%.

              We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.15% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2004, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.63% of average net assets.

              In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

              We have entered into an Investment Subadvisory Agreement with BHMS, under which BHMS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

              BHMS, located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429, has been in the investment management business since 1979. The firm manages more than $30 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and

                                                                 13 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

              BHMS is compensated directly by IMCO and not by the Fund.

              PORTFOLIO MANAGERS

              BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers for the Fund are Tim Culler, Mark Giambrone, and James McClure.

              TIMOTHY J. CULLER, CFA

              Mr. Culler joined BHMS as a principal in April 1999 from INVESCO Capital Management, where he served as its Chief Investment Officer. Prior to his nine years at INVESCO, Mr. Culler served as a securities analyst and a portfolio manager at First Union National Bank in Charlotte, where he began his 20-year career in the investment management industry. Mr. Culler graduated from Miami University in Ohio with BA and MA degrees.

              MARK GIAMBRONE, CPA

              Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 12-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and received an MBA from the University of Chicago.

              JAMES S. MCCLURE, CFA

              Mr. McClure joined BHMS as a principal in July 1995 from Goldman Sachs Asset Management, where he had been a vice president and senior portfolio manager. During his 32-year investment career, he has served as the Chief Investment Officer, and then president and chief operating officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president

USAA Value Fund - 14

----------------------------------------------------------------------------

              at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company. Mr. McClure graduated from the University of Texas where he earned both his BA and MBA.

              CHANGE OF SUBADVISERS

              We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of
              Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

              THE IDEA BEHIND MUTUAL FUNDS

              Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

                                                                 15 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              USING FUNDS IN AN INVESTMENT PROGRAM

              In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

              You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

              EXCESSIVE SHORT-TERM TRADING

              The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

              Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Directors/Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

              To deter such trading activities, the USAA family of funds' policies and procedures include:

              * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per

USAA Value Fund - 16

----------------------------------------------------------------------------

                  calender year (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 27.

              * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

              *   Each  fund  (except  for the  money  market  funds,  the  USAA
                  Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 25.

              * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value
                  (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

              THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

              The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally,

                                                                 17 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order, in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

              The   following   transactions   are  exempt  from  the  excessive
              short-term trading activity policies described above:

              * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

              * Purchases and sales pursuant to automatic investment or withdrawal plans; and

              * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

              If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

              The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

              Some investors purchase USAA fund shares through a financial intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information avail-

USAA Value Fund - 18

----------------------------------------------------------------------------

              able to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders. of its clients and restrict or limit excessive short-term traders.

HOW TO INVEST

              OPENING AN ACCOUNT

              You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

              As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

              TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

              If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary.

                                                                 19 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

              TAX ID NUMBER

              Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 31 for additional tax information.

              EFFECTIVE DATE

              When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

              The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to accept orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent accepts the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV. The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order, with payment for the order being made on the next business day.

              If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following

USAA Value Fund - 20

----------------------------------------------------------------------------

              foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

              MINIMUM INVESTMENTS

              INITIAL PURCHASE

              *   $3,000 [$2,000 for IRAs].

                  Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

              ADDITIONAL PURCHASES

              *   $50 minimum per transaction, per account.

                  There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

              HOW TO PURCHASE BY...

              INTERNET ACCESS - USAA.COM

              * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

              MAIL

              *   To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                                                                 21 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

              BANK WIRE

              * To open or add to your account, call 1-800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

              ELECTRONIC FUNDS TRANSFER (EFT)

              * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

              PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

              * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

              USAA TOUCHLINE(R)1-800-531-8777 (IN SAN ANTONIO, 498-8777)

              * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund

USAA Value Fund - 22

----------------------------------------------------------------------------

                  in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

              USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

              * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

              You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

              We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED

                                                                 23 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

              HOW TO REDEEM BY...

              INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE (R)

              *   Access usaa.com.

              *   Send your written instructions to:

                       REGULAR MAIL:
                       USAA Investment Management Company
                       P.O. Box 659453
                       San Antonio, TX 78265-9825

                       REGISTERED OR EXPRESS MAIL:
                       USAA Investment Management Company
                       9800 Fredericksburg Road
                       San Antonio, TX 78240

              * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

              * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

              * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

              Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone commu-

USAA Value Fund - 24

----------------------------------------------------------------------------

              nications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

              USAA BROKERAGE SERVICES

              * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

              SHORT-TERM TRADING FEE

              Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

              Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

              Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

                                                                 25 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              ACCOUNT BALANCE

              USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

              FUND RIGHTS

              The Fund reserves the right to:

              * reject or restrict purchase or exchange orders when in the best interest of the Fund;

              * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

              * calculate the NAV per share on a business day that the NYSE is closed;

              * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

              * redeem an account with less than ten shares, with certain limitations; and

              * restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Value Fund - 26

----------------------------------------------------------------------------

EXCHANGES

              EXCHANGE PRIVILEGE

              The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

              Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share
              purchases  also  apply  to  exchanges.   For  federal  income  tax
              purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

              IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
              TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

              The Fund has undertaken certain procedures regarding telephone transactions as described on page 24.

              EXCHANGE LIMITATIONS

              To minimize fund costs and to protect the fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the

                                                                 27 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

              For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

              *   Transactions   done  under   automatic   purchase   plans  and
                  systematic withdrawal plans;

              * Transactions done to meet minimum distribution requirements from retirement accounts; and

              *   Transactions   done   to   effect   an   IRA   conversion   or
                  redistribution to a different retirement account.

              In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

              SHARE PRICE CALCULATION

              The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          -------------------------------------------------------------------
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          -------------------------------------------------------------------

USAA Value Fund - 28

----------------------------------------------------------------------------

              VALUATION OF SECURITIES

              Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Directors, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

                                                                 29 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

              Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

              For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

              DIVIDENDS AND OTHER DISTRIBUTIONS

              The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

              We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

USAA Value Fund - 30

----------------------------------------------------------------------------

          ----------------------------------------------------------------------
          [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

          [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ----------------------------------------------------------------------

              We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

              TAXES

              This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

              SHAREHOLDER TAXATION

              Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

                                                                 31 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

              Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

              WITHHOLDING

              Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

              *   underreports dividend or interest income or

              * fails to certify that he or she is not subject to backup withholding.

              To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

              REPORTING

              The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

              SHAREHOLDER MAILINGS

              HOUSEHOLDING

              Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Value Fund - 32

----------------------------------------------------------------------------

              ELECTRONIC DELIVERY

              Log  on to  usaa.com  and  sign  up to  receive  your  statements,
              confirmations,   financial  reports,   and  prospectuses  via  the
              Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

              The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

              This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                 33 - Prospectus

USAA VALUE FUND
----------------------------------------------------------------------------

                                          YEAR ENDED JULY 31,    PERIOD ENDED
                                          2004         2003      JULY 31, 2002*
                                       -----------------------------------------
Net asset value at beginning of
 period                                $    9.99     $   9.63     $   10.00
                                       -----------------------------------------
Income (loss) from investment
 operations:
  Net investment income                      .21          .14           .02b
  Net realized and unrealized
   gain (loss)                              1.64          .29          (.36)b
                                       -----------------------------------------
Total from investment operations            1.85          .43          (.34)b
                                       -----------------------------------------
Less distributions:
 From net investment income                 (.19)        (.07)         (.01)
 From realized capital gains                -            (.00)d        (.02)
                                       -----------------------------------------
Total distributions                         (.19)        (.07)         (.03)
                                       -----------------------------------------
Net asset value at end of period       $   11.65     $   9.99     $    9.63
                                       =========================================
Total return (%) **                        18.52         4.57         (3.40)

Net assets at end of period (000)      $ 109,503     $ 78,388     $  63,883

Ratio of expenses to
 average net assets (%) ***                 1.15c,e      1.15c,e       1.15a,c,e

Ratio of expenses to average net
 assets, excluding reimbursements (%) ***   1.30c        1.46c         1.48a,c

Ratio of net investment income
 to average net assets (%) ***              1.96         1.66           .20a

Portfolio turnover (%)                    175.60        99.80        162.94


 *   Fund commenced operations on August 3, 2001.

 ** Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2002, is cumulative.

 *** For the year ended July 31, 2004, average net assets were $96,270,000.

 a Annualized. The ratio is not necessarily indicative of 12 months of operations.

 b   Calculated based on average shares.

 c Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                             (.04%)      (.04%)         -

 d   Represents  less than  $0.01 per share.

 e Effective August 3, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.15% of the Fund's average net assets.

USAA Value Fund - 34

                                   APPENDIX A
----------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE VALUE FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

              AMERICAN DEPOSITARY RECEIPTS (ADRS)

              The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              CONVERTIBLE SECURITIES

              The Fund's assets may be invested in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

              FORWARD CURRENCY CONTRACTS

              The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing the currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

              FUTURES AND OPTIONS

              Under certain circumstances, the Fund may buy and sell certain types of futures contracts and options. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on

                                                                 35 - Prospectus

USAA VALUE FUND
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              the type of option,  the  underlying  asset at an  exercise  price during the option period. For more information on futures and options, see the statement of additional information.

              ASSET COVERAGE

              The Fund's assets may be invested, as described above, in futures contracts, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts.

              GLOBAL DEPOSITARY RECEIPTS (GDRS)

              The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

              INITIAL PUBLIC OFFERINGS (IPOS)

              The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

              LENDING OF SECURITIES

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as

USAA Value Fund - 36

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              collateral.  Risks to the Fund in securities-lending  transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral).

              MONEY MARKET INSTRUMENTS

              The Fund's assets may be invested in investment-grade U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

              OTHER INVESTMENT COMPANIES

              The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 37 - Prospectus

USAA VALUE FUND
---------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

              If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

              To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
              Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Value Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       1-800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       1-800-531-8066 in San Antonio, 498-8066


                                   (from touch-tone phones only) For account
                 MUTUAL FUND       balance, last transaction, fund prices, or
           USAA TOUCHLINE(R)       to exchange/redeem  fund shares
                                   1-800-531-8777 in San Antonio, 498-8777


             INTERNET ACCESS       USAA.COM

                                                                     [GRAPHIC]
Investment Company Act File No. 811-2429                              Recycled
                                                                        Paper

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EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
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and others electronically.
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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


38854-1204                                   (C)2004, USAA. All rights reserved.

                                     Part B


                   Statement of Additional Information for the
                  Aggressive Growth Fund, Growth Fund, Growth &
                  Income Fund, Income Stock Fund, Income Fund,
               Short-Term Bond Fund, Money Market Fund, Science &
     Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund,
                       and Value Fund are included herein


                  Not included in this Post-Effective Amendment
               is the Statement of Additional Information for the
                 S&P 500 Index Fund, Extended Market Index Fund,
                            and Nasdaq-100 Index Fund

[USAA EAGLE LOGO (R)]  USAA                              STATEMENT OF
                       MUTUAL                            ADDITIONAL INFORMATION
                       FUND, INC.                        DECEMBER 1, 2004

--------------------------------------------------------------------------------

                             USAA MUTUAL FUND, INC.

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of seventeen no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified.

         You may obtain a free copy of a prospectus dated December 1, 2004, for each Fund by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with each Fund's prospectus.

         The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended July 31, 2004, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
     PAGE
     2        Valuation of Securities
     3        Conditions of Purchase and Redemption
     3        Additional Information Regarding Redemption of Shares
     5        Investment Plans
     6        Investment Policies
     19       Investment Restrictions
     21       Portfolio Transactions
     25       Description of Shares
     26       Tax Considerations
     28       Directors and Officers of the Company
     35       The Company's Manager
     44       General Information
     44       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

         A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. New Year's Day 2005 falls on a Saturday, but the NYSE will be open for trading on both Friday, December 31, 2004, and Monday, January 3, 2005. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         The value of the  securities  of each Fund (other than the Money Market
Fund) is determined by one or more of the following methods:

         Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Directors, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

         Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

         Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith at fair value using valuation procedures approved by the Board of Directors. Valuing securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

         The value of the Money Market Fund's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

         The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

         The Board of Directors has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

         The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Science & Technology, First Start Growth, High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, or Value Funds and less than 500 shares of the Money Market Fund provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and

(3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at theNAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

         The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

         For the mutual  protection  of the investor and the Funds,  the Company may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

         Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owner(s) will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

         When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

         The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

         The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

         The Company, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

         You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the last business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the First Start Growth, Income, Short-Term Bond and Money Market Funds, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-govern-mental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE Plan - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

         Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

         This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

         Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Fund, Inc. and USAA Investment Trust.

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval, except for the High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, and Value Funds. The investment objective(s) for these Funds is (are) not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of the High-Yield Opportunities, Intermediate-Term Bond, Small Cap Stock, Capital Growth, or Value Funds, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

         Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Directors has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Directors: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Directors.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mort-gage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

         Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

         The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest a portion of their assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

MASTER DEMAND NOTES

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

         Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Company's Board of Directors and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

         The convertible securities in which the Funds will invest (except the Income, Short-Term Bond, and Intermediate-Term Bond Funds) may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Aggressive Growth, Growth, Growth & Income, Income Stock, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest up to 20% of their assets and the Science & Technology Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

         Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

         A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protectitself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

         The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for
currency   parities  will  be  incorporated  into  the
longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

         Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund (except the Short-Term Bond, Intermediate-Term Bond, and Money Market Funds) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 10%) of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates. A Fund will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities that provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, monthly, or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Income, Short-Term Bond, Intermediate-Term Bond and High-Yield Opportunities Funds may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the High-Yield Opportunities Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund (except the Aggressive Growth Fund, Growth Fund, Income Fund, and the Money Market Fund) may buy and sell options on currencies, securities, and securities indexes. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

         The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund (except the Aggressive Growth Fund, the Growth Fund, the Income Fund and the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.
Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

         Each Fund (except the Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

MORTGAGE-BACKED SECURITIES

The Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

         The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mort-gage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS IOs), and mortgage dollar rolls.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

         CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in com-mercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

         SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO"class), while the other class will receive all of the principal (the principal-only or "PO"class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds (except the High-Yield Opportunities Fund) will only purchase CMBS IOs rated AA and higher.

         In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

The Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securi-ties depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

         On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

         The  weighted   average  life  of  such  securities  is  likely  to  be
substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

HYBRID INSTRUMENTS

The High-yield Opportunities Fund may invest in hybrid instruments (a type of potentially high-risk derivative), which can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the High-Yield Opportunities Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

          Each of the Aggressive Growth, Growth, Income, and Money Market Funds may not:

(1) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager own individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer.

(2) Purchase from or sell to any officer or Director of the Company or its Manager any securities other than shares of the capital stock of the Funds.

(3) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(4) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(5)     Invest in companies for the purpose of exercising control or management.

(6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(7) Invest in warrants more than 2% of the value of its assets, taken at the lower of cost or market value. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value.

(8) Mortgage, pledge, or hypothecate any of its assets. A security covered by a call is not consideredpledged.

(9) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. Banks are not considered a single industry for purposes of this policy (solely with respect to the Money Market Fund), nor shall this limitation apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

(10) Invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(11) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options there on, and other similar instruments.

(12) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(13) Engage in margin transactions or arbitrage or short sales, or in put, call, straddle, or spread activities.

(14) Allow its Manager or officers or Directors of itself or its Manager to take long or short positions in shares of a Fund, except that such persons may purchase shares for their own account for investment purposes only at the price available to the public at the moment of such purchase.

(15) Change the nature of its business so as to cease to be an investment company.

(16)    Issue senior securities, except as permitted under the 1940 Act.

          In addition, with respect to the Money Market Fund's exclusion of investment in banks for purposes of industry concentration limits contained in investment restriction 9, certificates of deposit, time deposits, banker's acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

          Each of the Growth & Income, Income Stock, and Short-Term Bond Funds may not:

(1) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(4) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

(5)     Purchase  or sell  commodities,  except  that  each  Fund may  invest in
        financial  futures  contracts,   options  thereon,   and  other  similar
        instruments.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(7) Change the nature of its business so as to cease to be an investment company.

(8)     Issue senior securities, except as permitted under the 1940 Act.

          Each   of   the   Science   &   Technology,    First   Start   Growth,
Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may not:

(1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2) Invest 25% or more of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

(3)     Issue senior securities, except as permitted under the 1940 Act.

(4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory under writer in the distribution of any restricted securities or not readily marketable securities.

(5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options there on, and similar instruments.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

          With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

         Each of the following Funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name: High-Yield Opportunities Fund invests at least 80% of its assets in high yield securities; Income Stock Fund invests at least 80% of its assets in stocks; Intermediate-Term Bond Fund invests at least 80% of its assets in debt securities; Science & Technology Fund invests at least 80% of its assets in securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Short-Term Bond Fund invests at least 80% of its assets in debt securities; and Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

                             PORTFOLIO TRANSACTIONS

The Manager or the applicable Subadviser, subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Sub-adviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

         The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadvisers. The Company's Board of Directors has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Company's Board of Directors has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Company's Board of Directors has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

         In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases;
real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

         In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Company. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

         The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

         To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

         The Company pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

         During the fiscal year ended July 31, 2004, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular Morgan Stanley broker-dealers.
                                                       VALUE OF SECURITIES
REGULAR BROKER-DEALER                                   AS OF JULY 31, 2004

Merrill Lynch, Pierce, Fenner & Smith, Inc.
     Growth Fund                                           $  8,359,000
     Growth & Income Fund                                  $ 16,204,000
     First Start Growth Fund                               $  5,427,000
     Aggressive Growth Fund                                $ 26,961,000
     Intermediate-Term Bond Fund                           $  1,000,000
Morgan Stanley & Company
     Income Stock Fund                                     $  7,937,000
     Income Fund                                           $ 10,010,000
     Intermediate-Term Bond Fund                           $    936,000
Citigroup Global Markets
     Growth Fund                                           $ 13,560,000
     First Start Growth Fund                               $  8,433,000
     Aggressive Growth Fund                                $ 41,975,000
     Income Stock Fund                                     $ 25,572,000
     Growth & Income Fund                                  $ 31,757,000
     Short-Term Bond Fund                                  $  1,999,000
     Intermediate-Term Bond Fund                           $  1,999,000
     Income Fund                                           $  9,994,000
     Value Fund                                            $  1,702,000
Bank One Corp.
     Income Fund                                           $ 11,654,000
     Money Market Fund                                     $  5,012,000
Goldman Sachs
     Growth Fund                                           $  4,812,000
     First Start Growth Fund                               $  3,462,000
     Aggressive Growth Fund                                $ 16,826,000

Citicorp
     Income Fund                                           $    526,000
Bank of America
     Income Stock Fund                                     $ 13,046,000
     Growth & Income Fund                                  $ 31,896,000
     Value Fund                                            $  2,287,000
Morgan Stanley
     Income Fund                                           $  4,679,000
Bear Stearns
     Income Stock Fund                                     $  8,183,000
Credit Suisse First Boston
     Income Fund                                           $ 25,042,000
CIBC
     Income Fund                                           $  5,446,000
First National Bank of Boston
     Money Market Fund                                     $ 10,082,000
JP Morgan Chase & Co.
     Income Stock Fund                                     $ 27,967,000
     Value Fund                                            $    702,000

BROKERAGE COMMISSIONS

          During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

   FUND                              2002             2003          2004

   Aggressive Growth Fund         $ 4,147,594*    $ 2,204,739*    $ 2,003,957
   Growth Fund                    $ 2,279,857*    $ 1,001,144*    $ 1,575,387**
   Growth & Income Fund           $ 2,172,968*    $ 1,804,244*    $ 2,243,259
   Income Stock Fund              $ 6,680,552*    $ 4,064,914*,** $ 1,695,078
   Income Fund                          --        $    30,120     $    17,380
   Science & Technology Fund      $ 1,605,306*    $ 1,684,400*    $ 2,027,417**
   First Start Growth Fund        $   530,303*    $   443,667*    $   409,256
   High-Yield Opportunities Fund  $     3,000     $     4,908     $     1,815
   Small Cap Stock Fund           $   538,188*    $   748,266*    $   616,933**
   Capital Growth Fund            $   178,527*    $   185,939*    $   353,567***
   Value Fund                     $   392,979*    $   262,345*    $   312,050**

 * A change of investment management resulted in a repositioning of the portfolio at the end of fiscal 2002 that continued into the beginning of fiscal 2003. The repositioning in late June 2002 led to an increase in transactions and related brokerage fees.

 ** The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio. The Growth Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund changed subadvisers in July 2004, August 2003, December 2003, and July 2004, respectively, which resulted in a repositioning of their portfolios.

 *** An increase in the Capital Growth Fund's assets led to an increase in transactions and related brokerage fees.

          During the last three fiscal years ended July 31, the Fund paid the following brokerage fees related to the "science" sector of the Fund to USAA Brokerage Services, an affiliated discount brokerage service of the Manager:

   FUND                                 2002           2003           2004

   Science & Technology Fund           $3,491         $12,380         $500*

 * The fiscal 2004 commissions paid were 0.03% of total fund commissions and the related transactions were 0.132% of total fund transactions.

          Marsico Capital Management, LLC, a subadviser of the Aggressive Growth Fund, Growth Fund, and First Start Growth Fund, executed some Fund portfolio transactions through its brokerage affiliate, Banc of America Securities. The Funds paid the following brokerage commissions for such transactions:

   FUND                                 2002           2003           2004

   Aggressive Growth Fund           $ 108,729         $ 6,930           --
   Growth Fund                      $  46,622         $ 4,196           --
   First Start Growth Fund          $  18,759         $ 1,252           --

         The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2004, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

                                                       COMMISSIONS/UNDERWRITING
   FUND                            TRANSACTION AMOUNT         CONCESSIONS

   Aggressive Growth Fund            $  89,339,641           $ 132,154
   Growth Fund                       $ 187,243,432           $ 210,879
   Growth & Income Fund              $ 114,766,731           $ 165,785
   Science & Technology Fund         $  92,894,885           $  85,649
   First Start Growth Fund           $  17,712,027           $  27,000
   Intermediate-Term Bond Fund       $   1,000,000           $     263
   Small Cap Stock Fund              $   1,063,001           $   2,140
   Capital Growth Fund               $   4,133,470           $  11,048
   Value Fund                        $  12,559,943           $  24,274

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

          For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

         FUND                                      2003          2004

         Aggressive Growth Fund                   110.24%*        87.54%
         Growth Fund                               54.10%*       119.52%**
         Growth & Income Fund                      66.01%*        72.93%
         Income Stock Fund                        141.55%*,**     54.35%
         Income Fund                               60.54%         28.25%
         Short-Term Bond Fund                      67.33%         32.02%
         Science & Technology Fund                 19.07%*       150.73%**
         First Start Growth Fund                  118.90%*        83.82%
         Intermediate-Term Bond Fund               97.15%         24.01%
         High-Yield Opportunities Fund            105.30%         55.24%
         Small Cap Stock Fund                     170.37%*       184.27%**
         Capital Growth Fund                      151.07%*       194.75%***
         Value Fund                                99.80%*       175.60%**


         * A change of investment management resulted in a repositioning of the portfolio at the end of fiscal 2002 that continued into the beginning of fiscal 2003. The repositioning in late June 2002 led to an increase in trading and portfolio turnover.

         ** The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio. The Growth Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund changed subadvisers in July 2004, August 2003, December 2003, and July 2004, respectively, which resulted in a repositioning of their portfolios.

         *** An increase in the Capital Growth Fund's assets and a change in market conditions resulted in changes to the Fund's portfolio positions and an increase the Fund's portfolio turnover rate.

                              DESCRIPTION OF SHARES

The Funds are a series of the Company and are diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are seventeen mutual funds in the Company, fourteen of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Growth, Income, and Money Market Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981. The Aggressive Growth Fund was established by the Board of Directors on July 8, 1981, and commenced public offering of its shares on October 19, 1981. The Income Stock Fund was established by the Board of Directors on January 23, 1987, and commenced public offering of its shares on May 4, 1987. The Growth & Income and Short-Term Bond Funds were established by the Board of Directors on March 23, 1993, and commenced public offering of their shares on June 1, 1993. The Science & Technology and First Start Growth Funds were established by the Board of Directors on May 9, 1997, and commenced public offering of their shares on August 4, 1997. The Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established by the Board of Directors on May 6, 1999, and commenced public offering of their shares on August 2, 1999. The Capital Growth Fund was established by the Board of Directors on July 19, 2000, and commenced public offering of its shares on October 27, 2000. The Value Fund was established by the Board of Directors on April 26, 2001, and commenced public offering of its shares on August 3, 2001.

         Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Directors determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Directors. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

         Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

         Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain (the excess of short-term capital gains over short-term capital losses), and net gains from certain foreign currency transactions (investment company taxable income) for the taxable year (Distribution Requirement).

         To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

         A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

         Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-mar-ket rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale"rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

         If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors consists of six Directors who supervise the business affairs of the Company. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

         Set forth below are the Non-Interested Directors, the Interested Director, and officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED DIRECTORS

===================================================================================================================================
NAME, ADDRESS*           POSITION(S) TERM OF         PRINCIPAL OCCUPATION(S)              NUMBER OF              OTHER PUBLIC
AND AGE                  HELD WITH   OFFICE** AND    DURING PAST 5 YEARS                  PORTFOLIOS IN FUND     DIRECTORSHIPS
                         FUND        LENGTH OF                                            COMPLEX OVERSEEN       HELD BY TRUSTEE
                                     TIME SERVED                                          BY TRUSTEE

====================================================================================================================================
Barbara B. Dreeben (59)  Director    Director since  President, Postal Addvantage         Four registered        None
                                     January 1994    (7/92-present), which is a postal    investment companies
                                                     mail list management service.        consisting of 38 funds
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,         Director    Director since  Institute Analyst, Southwest         Four registered        None
Ph.D. (58)                           January 1997    Research Institute (3/02-present);   investment companies
                                                     Staff Analyst, Southwest Research    consisting of 38 funds
                                                     Institute (9/98-3/02)which
                                                     focuses in the fields of
                                                     technological research.
------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr (59) Director    Director since  President of Reimherr Business       Four registered        None
                                     January 2000    Consulting (5/95-present),           investment companies
                                                     which performs business valuations   consisting of 38 funds
                                                     of large companies to include the
                                                     development of annual business
                                                     plans, budgets, and internal financial
                                                     reporting.
------------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks,         Director    Director since  Charles E and Sarah M Seay Regents   Four registered        None
Ph.D. (54)                           May 2000        Chair Professor of Finance,          investment companies
                                                     University of Texas at Austin        consisting of 38 funds
                                                     (9/96-present).
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker (61)   Director*** Director since  Vice President, Beldon Roofing       Four registered        None
                                     January 1992    Company (7/85-present).              investment companies
                                                                                          consisting of 38 funds

===================================================================================================================================

* The address for each Non-Interested Director is USAA Investment Management Company, P. O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Director is twenty (20) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders forelection or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors,provided that at least two-thirds of the Directors have been elected by the shareholders.

*** Effective November 17, 2004, Mr. Zucker is  serving as  interim Chair of the
    Fund's Board of Directors.

          Director and officers of the Company who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED DIRECTORS
====================================================================================================================================
NAME, ADDRESS*        POSITION(S)    TERM OF          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       NUMBER OF       OTHER PUBLIC
AND AGE               HELD WITH      OFFICE AND                                                         PORTFOLIOS     DIRECTORSHIPS
                      FUND           LENGTH OF                                                          IN FUND
                                     TIME SERVED                                                        COMPLEX
                                                                                                        OVERSEEN BY
                                                                                                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.        Director,      Director since   President and Chief Executive Officer, Director,  Five registered     None
Claus (43)            President,     February 2001    and Vice Chairman of the Board of Directors,      investment
                      and Vice                        USAA Investment Management Company (IMCO)         companies
                      Chairman of the                 (2/01-present); Senior  Vice President of         consisting of
                      Board of Directors              Investment Sales and Service, IMCO (7/00-2/01);   43 funds
                                                      Vice President, Investment Sales and Service,
                                                      IMCO (12/94-7/00). Mr. Claus also serves as
                                                      President, Director, and Chairman of the Board
                                                      of Directors of USAA Shareholder Account Services.
                                                      He also holds the officer position of Senior Vice
                                                      President of the USAA Life Investment Trust, a
                                                      registered investment company offering five
                                                      individual funds.
====================================================================================================================================

* The address of the Interested Director and each officer is P.O Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*        POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      NUMBER OF       OTHER PUBLIC
AND AGE               HELD WITH       OFFICE AND                                                       PORTFOLIOS      DIRECTORSHIPS
                      FUND            LENGTH OF                                                        IN FUND COMPLEX
                                      TIME SERVED                                                      OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson   Vice President  Vice President  Senior Vice President, Fixed Income Investments, Five registered      None
(53)                                  since May 2002  IMCO (9/02-present); Vice President, Fixed       investment
                                                      Income Investments, IMCO (5/02-9/02); Vice       companies
                                                      President, Mutual Portfolios, IMCO, (12/99-      consisting of
                                                      5/02). Mr. Gladson  also funds  holds the        43 funds
                                                      officer position of Vice President of the
                                                      USAA Life Investment Trust, a registered
                                                      investment company offering five individual
                                                      funds.

------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (57)    Vice President  Vice President  Vice President, Equity Investments, IMCO (1/99-  Five registered      None
                                      since May 2002  present). Mr. Wester also holds the officer      investment
                                                      position of Vice President of the USAA Life      companies
                                                      Investment Trust, registered investment          consisting of
                                                      company offering five  individual funds.         43 funds

------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (41)   Secretary       Secretary since Senior Vice President, USAA Life Insurance       Five registered      None
                                      September 2002  Company (USAA Life)/IMCO/USAA Financial Planning investment
                                                      Services (FPS) General Counsel, USAA (10/03-     companies
                                                      present); Senior Vice President, Securities      consisting of
                                                      Counsel, USAA (12/02-10/03); Senior Vice         43 funds
                                                      President, Securities Counsel and Compliance,
                                                      IMCO (1/02-12/02); Vice President, Securities
                                                      Counsel & Compliance, IMCO (7/00-1/02); and
                                                      Assistant Vice  President,  Securities Counsel,
                                                      USAA (2/98-7/00). Mr. Howard also holds the officer
                                                      positions of  Senior Vice  President, Secretary
                                                      and Counsel for USAA Life,  IMCO, FPS, USAA
                                                      Shareholder Account Services and USAA Financial
                                                      Advisors, Inc. (FAI); and Secretary of the USAA
                                                      Life Investment  Trust, a registered investment
                                                      company offering  five individual funds.

------------------------------------------------------------------------------------------------------------------------------------
David M. Holmes (44)  Treasurer       Treasurer since Senior Vice President, Life/IMCO/FPS Senior      Five registered      None
                                      June 2001       Financial Officer USAA (12/02-present); Senior   companies
                                                      Vice President, Senior Financial Officer, IMCO   consisting of
                                                      (6/01-12/02); Vice President, Senior Financial   43 funds
                                                      Officer, USAA Real Estate Company (RealCo)
                                                      (12/97-5/01). Mr. Holmes also holds the officer
                                                      positions of Senior Vice President, Senior
                                                      Financial Officer and Treasurer of USAA Life,
                                                      IMCO, USAA Shareholder Account Services, FPS,
                                                      and FAI; and Treasurer of the USAA Life Investment
                                                      Trust, a registered investment company offering
                                                      five individual funds.

====================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================

NAME, ADDRESS*        POSITION(S)   TERM OF OFFICE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        NUMBER OF       OTHER PUBLIC
AND AGE               HELD WITH     AND LENGTH OF                                                      PORTFOLIOS     DIRECTORSHIPS
                      FUND          TIME SERVED                                                        IN FUND
                                                                                                       COMPLEX
                                                                                                       OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (44) Assistant     Assistant       Vice President, Securities Counsel, USAA           Five registered      None
                      Secretary     Secretary       (2/04-present); Assistant Vice President,          investment
                                    since February  Securities Counsel, USAA (1/03-2/04); Attorney,    companies
                                    2003            Morrison & Foerster, LLP (1/99-1/03). Ms.          consisting of
                                                    Smiley also holds the officer positions of Vice    43funds
                                                    President and Assistant Secretary of IMCO, FPS,
                                                    and FAI; and Assistant Secretary of the USAA
                                                    Life Investment Trust, a registered investment
                                                    company offering five individual funds.

----------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo, Jr.  Assistant     Assistant       Assistant Vice President, Portfolio Accounting/    Five registered      None
(43)                  Treasurer     Treasurer       Financial Administration, USAA (12/02-present);    investment
                                    since July      Assistant Vice President, Mutual Fund Analysis     companies
                                    2000            & Support, IMCO (10/01-12/02); Executive Director, consisting of
                                                    Mutual Fund Analysis & Support, IMCO (6/00-10/01); 43 funds
                                                    Director, Mutual Fund Analysis, IMCO (9/99-6/00).
                                                    Mr. Galindo also holds the officer position of
                                                    Investment Trust, a registered investment company
                                                    offering Assistant Treasurer of the USAA Life five
                                                    individual funds.

------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (36)  Chief         Chief           Assistant Vice President, Mutual Funds Compliance, Five registered      None
                      Compliance    Compliance      USAA (9/04-present); Assistant Vice President,     investment
                      Officer       Officer since   Investment Management  Administration &            companies
                                    September       Compliance, USAA (12/02-9/04); Assistant Vice      consisting of
                                    2004            President, Investment Management  Administration   43 funds
                                                    & Compliance, IMCO (9/01-12/02); Senior Manager,
                                                    Investment Management  Assurance and Advisory
                                                    Services, KPMG LLP (6/98-8/01). Mr. Hill also holds
                                                    the officer position of Chief  Compliance Officer
                                                    of the USAA Life Investment Trust, a registered
                                                    investment company offering five individual funds.

====================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2004, the Board of Directors held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board. Directors Claus and and Zucker are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee of the Board of Directors reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2004, the Audit Committee held meetings three times.

         PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. Directors Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2004, the Pricing and Investment Committee held meetings five times.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Directors. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2004, the Corporate Governance Committee held meetings five times.

         In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Directors, officers, and managerial level employees of the Company.

         The following table sets forth the dollar range of total equity securities beneficially owned by the Directors of the Funds listed in this SAI and in all of the USAA Funds overseen by the Directors as of the calendar year ended December 31, 2003.

                         AGGRESSIVE           GROWTH            GROWTH &
                         GROWTH FUND           FUND            INCOME FUND

INTERESTED DIRECTOR

Christopher W. Claus   Over $100,000       Over $100,000     $0 - $10,000

NON INTERESTED DIRECTORS

Barbara B. Dreeben           None               None               None
Robert L. Mason              None               None         $10,001 - $50,000
Michael F. Reimherr      $0 - $10,000           None               None
Laura T. Starks              None               None               None
Richard A. Zucker      $50,001 - $100,000       None               None

                            INCOME             INCOME           FIRST START
                          STOCK FUND            FUND            GROWTH FUND

INTERESTED DIRECTOR

Christopher W. Claus   Over $100,000             None               None

NON-INTERESTED DIRECTORS

Barbara B. Dreeben           None                None               None
Robert L. Mason        $10,001 - $50,000         None               None
Michael F. Reimherr    $50,001 - $100,000        None           $0 - $10,000
Laura T. Starks              None                None               None
Richard A. Zucker            None            Over $100,000      $0 - $10,000

                              MONEY            SCIENCE &         SMALL CAP
                           MARKET FUND      TECHNOLOGY FUND      STOCK FUND

INTERESTED DIRECTOR

Christopher W. Claus   $10,001 - $50,000         None               None

NON INTERESTED DIRECTORS

Barbara B. Dreeben           None                None               None
Robert L. Mason        $10,001 - $50,000         None               None
Michael F. Reimherr          None             $0 - $10,000          None
Laura T. Starks        $50,001 - $100,000        None               None
Richard A. Zucker        Over $100,000      $10,001 - $50,000       None

                         INTERMEDIATE-TERM     SHORT-TERM       HIGH-YIELD
                             BOND FUND         BOND FUND     OPPORTUNITIES FUND

INTERESTED DIRECTOR

Christopher W. Claus      $0 - $10,000      $10,001 - $50,000  Over $100,000

NON INTERESTED DIRECTORS

Barbara B. Dreeben           None                None               None
Robert L. Mason              None                None               None
Michael F. Reimherr          None                None          10,001 - $50,000
Laura T. Starks              None                None               None
Richard A. Zucker            None                None               None

                                                                  USAA FUND
                           CAPITAL              VALUE              COMPLEX
                         GROWTH FUND            FUND                TOTAL

INTERESTED DIRECTOR

Christopher W. Claus         None          $10,001 - $50,000    Over $100,000

NON INTERESTED DIRECTORS
Barbara B. Dreeben           None                None           Over $100,000
Robert L. Mason              None                None           Over $100,000
Michael F. Reimherr    $10,001 - $50,000         None           Over $100,000
Laura T. Starks              None                None           Over $100,000
Richard A. Zucker            None                None           Over $100,000

          The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended July 31, 2004.

NAME                              AGGREGATE            TOTAL COMPENSATION
OF                               COMPENSATION          FROM THE USAA FUNDS
DIRECTOR                       FROM THE COMPANY        AND FUND COMPLEX (B)

INTERESTED DIRECTOR

Christopher W. Claus                None (a)                   None (a)

NON INTERESTED DIRECTORS

Barbara B. Dreeben                  $ 12,625                   $ 50,500
Robert L. Mason                     $ 13,375                   $ 53,500
Michael F. Reimherr                 $ 12,625                   $ 50,500
Laura T. Starks                     $ 12,625                   $ 50,500
Richard A. Zucker                   $ 13,375                   $ 53.500

(a) Christopher W. Claus is affiliated with the Company's investment adviser, IMCO, and, accordingly, receives no remuneration from the Company or any other Fund of the USAA Fund Complex.

(b) At July 31, 2004, the USAA Fund Complex consisted of five registered investment companies offering 43 individual funds. Each non-interested Director presently serves as a Director or Trustee on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consists of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

         No compensation is paid by any fund to any Director who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the Manager or any Subadviser. As of October 31, 2004, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

         As of October 31, 2004, USAA and its affiliates owned 102,680 shares (.003%) of the Money Market Fund; 736,842 shares (7.25%) of the Value Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Science & Technology Fund.

         The Company knows of no other persons who, as of October 31, 2004, held of record or owned beneficially 5% or more of any Fund's shares.

                              THE COMPANY'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

         In addition to managing the Company's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $49 billion, of which approximately $29 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds pursuant to an Advisory Agreement, dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund.

         The Manager also provides investment management and advisory services to the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, and Value Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

         For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

         Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectuses, the SAI, and reports to prospective shareholders.

         The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2005 and October 17, 2005, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Growth Fund, High-Yield Opportunities Fund, and the Capital Growth Fund to 1.00% of each Fund's ANA, the Value Fund to 1.15% of the Fund's ANA, the First Start Growth Fund to 1.45% of the Fund's ANA, the Intermediate-Term Bond Fund to 0.65% of the Fund's ANA, and the Small Cap Stock Fund to 1.40% of the Fund's ANA, and will reimburse the Funds for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

         For the last three fiscal years ended July 31, management fees were as follows:

FUND                               2002            2003              2004
Aggressive Growth Fund          $ 3,504,271     $ 2,549,088      $ 3,375,360
Growth Fund                     $ 7,309,191     $ 4,906,620      $ 5,840,930
Growth & Income Fund            $ 6,108,206     $ 4,715,569      $ 6,139,457
Income Stock Fund               $ 9,144,221     $ 6,593,180      $ 8,005,505
Income Fund                     $ 3,720,809     $ 3,368,626      $ 3,351,475
Short-Term Bond Fund            $ 1,060,454     $   641,636      $   715,056
Money Market Fund               $ 8,908,588     $ 8,390,979      $ 7,644,056
Science & Technology Fund       $ 2,317,886     $ 1,853,300      $ 2,726,819
First Start Growth Fund         $ 1,171,631     $   964,901      $ 1,349,950
Intermediate-Term Bond Fund     $   701,114     $   662,071      $   796,430
High-Yield Opportunities Fund   $   278,543     $   374,319      $   796,345
Small Cap Stock Fund            $   722,818     $   825,891      $ 1,209,229

Capital Growth Fund             $   243,707     $   271,917      $   600,001
Value Fund                      $   330,634     $   522,653      $   747,083

         As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

FUND                                2002             2003            2004
Growth Fund                     $ 2,178,898     $ 1,979,472      $ 1,671,109
Income Fund                     $     5,173            -                -
First Start Growth Fund         $ 2,454,832     $ 2,389,250      $ 1,816,160
Intermediate-Term Bond Fund     $   240,509     $   151,154      $   213,474
High-Yield Opportunities Fund   $    68,396     $    64,376             -
Small Cap Stock Fund            $   292,909     $   299,952      $    11,037
Capital Growth Fund             $   445,010     $   452,146      $   512,947
Value Fund                      $   145,811     $   205,511      $   147,225

         The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

         FUND                                                 FEE RATE
     Aggressive Growth Fund                                          *
     First Start Growth Fund                                      .75%
     Growth Fund                                                  .75%
     Growth & Income Fund                                         .60%
     High-Yield Opportunities Fund                                .50%
     Income Fund                                                  .24%
     Income Stock Fund                                            .50%
     Intermediate-Term Bond Fund                                    **
     Science & Technology Fund                                    .75%
     Short-Term Bond Fund                                         .24%
     Small Cap Stock Fund                                         .75%
     Capital Growth Fund                                          .85%
     Value Fund                                                   .75%

     * The fee is computed at one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million.

     ** The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.


         FUND                                   LIPPER INDEX
     Aggressive Growth Fund                     Large-Cap Growth*
     First Start Growth Fund                    Large-Cap Growth
     Growth Fund                                Large-Cap Growth
     Growth & Income Fund                       Multi-Cap Core*
     High-Yield Opportunities Fund              High Yield Debt
     Income Fund                                A Rated Bond
     Income Stock Fund                          Equity Income
     Intermediate-Term Bond Fund                Intermediate Investment Grade
     Science & Technology Fund                  Science & Technology
     Short-Term Bond Fund                       Short Investment Grade Bond
     Small Cap Stock Fund                       Small-Cap Core
     Capital Growth Fund                        Small-Cap Growth*
     Value Fund                                 Multi-Cap Value

     * Prior to October 18, 2002, the Lipper Performance Index for the Aggressive Growth, Growth & Income, and Capital Growth Funds were Mid-Cap Growth, Large-Cap Core, and Mid-Cap Growth, respectively.

          With respect to the Money Market Fund, the management fee will continue to consist solely of the base fee of 0.24% of its average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

         The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:

        HIGH-YIELD OPPORTUNITIES FUND                    INCOME FUND
        INTERMEDIATE-TERM BOND FUND                 SHORT-TERM BOND FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX           ANNUAL ADJUSTMENT RATE
            (IN BASIS POINTS) 1                (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
             +/- 20 to 50                                     +/- 4
             +/- 51 to 100                                    +/- 5
          +/- 101 and greater                                 +/- 6

                                  EQUITY FUNDS:
            AGGRESSIVE GROWTH FUND                  FIRST START GROWTH FUND
                 GROWTH FUND                          GROWTH & INCOME FUND
              INCOME STOCK FUND                     SCIENCE & TECHNOLOGY FUND
             SMALL CAP STOCK FUND                     CAPITAL GROWTH FUND
                  VALUE FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
            (IN BASIS POINTS) 1                (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
            +/- 100 to 400                                    +/- 4
            +/- 401 to 700                                    +/- 5
          +/- 701 and greater                                 +/- 6

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

         For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1             2              3             4              5             6
Fund Performance (a)             6.80%        5.30%          4.30%        (7.55%)       (-5.20%)       (3.65%)
Index Performance (a)            4.75%        5.15%          4.70%        (8.50%)       (-3.75%)       (3.50%)
                                ------        -----          -----        -------       -------        -------
Over/Under Performance (b)      + 205          +15           - 40           + 95         - 145          - 15
Annual Adjustment Rate (b)        + 6            0             -4            + 5           - 6             0
Monthly Adjustment Rate (c)     .0049%         n/a         (.0033%)        .0041%       (.0049%)          n/a
Base Fee for Month            $ 221,918     $ 221,918      $ 221,918     $ 221,918      $ 221,918      $ 221,918
Performance Adjustment           41,650             0        (28,050)       34,850        (41,650)             0
                             ------------------------------------------------------------------------------------
Monthly Fee                   $ 263,568     $ 221,918      $ 193,868     $ 256,768      $ 180,268      $ 221,918
                             ====================================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

         Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Directors of the Company.

         The Subadvisory Agreements for the Growth (with respect to Loomis Sayles & Company, L.P.) and Value Funds will remain in effect until June 30, 2006. The Subadvisory Agreement for the Income Stock Fund will remain in effect until July 11, 2005. The Subadvisory Agreement for the Small Cap Stock Fund will remain in effect until November 30, 2005. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2005. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of the Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Manager (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Marsico manages. Bank of America Corporation (BOA), either individually or through its subsidiaries, owns 100% of Marsico. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

         For the Growth Fund, the Manager has entered into Subadvisory Agreements with Marsico and Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the Fund) pays Marsico and Loomis Sayles fees in the annual amounts of 0.20% of the portion of the Fund's average daily net assets that Marsico and Loomis Sayles each manage. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., which in turn is owned by CDC IXIS Asset Management.

         For  the  Growth  &  Income  Fund,  the  Manager  has  entered  into  a
Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 78 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie
A. Gabriel, Perry M. Traquina, and John R. Ryan.

         For the Income Stock Fund, the Manager has entered to a Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors.

         For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

         For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico. The Manager (not the Fund) pays Marsico a fee in the annual amount of 0.20% of the Fund's average daily net assets that Marsico manages.

         For the Small Cap Stock Fund, the Manager has entered into Subadvisory Agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.65% through May 31, 2005. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

         For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages.

         For  the  Value  Fund,  the  Manager  has  entered  into a  Subadvisory
Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS). The Manager (not the Fund) pays BHMS a fee at an annual rate equal to the following fee schedule: an annual percentage rate of 0.65% for the first $20 million in assets, 0.50% for the next $30 million in assets, 0.35% for the next $50 million in assets, 0.25% for the next $900 million in assets, and 0.20% for assets over $1 billion. The advisory fees paid to BHMS for managing the Fund's assets, for the first two years following the date on which BHMS began managing the Fund's assets, is calculated by applying the fee schedule stated above to an asset level of $170 million. Each year thereafter, fees will be calculated on the actual level of assets in the Fund using the fee schedule shown above. BHMS, a Nevada corporation and registered investment adviser, has been in the investment management business since 1979.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE AGGRESSIVE GROWTH, GROWTH, GROWTH & INCOME, INCOME STOCK, INCOME, SHORT-TERM BOND, MONEY MARKET, SCIENCE & TECHNOLOGY, FIRST START GROWTH FUND, INTERMEDIATE-TERM BOND, HIGH-YIELD OPPORTUNITIES, SMALL CAP STOCK, AND CAPITAL GROWTH FUNDS

With respect to the Advisory Agreements, at a meeting of the Board of Directors held on April 14, 2004, the Board, including a majority of the Non-Interested Directors, approved the continuation of the Advisory Agreement for each of these Funds for a one-year period ending June 30, 2005. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. Among others, the Board considered the following factors and information with respect to each Fund: (i) the services provided to the Fund by the Manager under the Advisory Agreement, including the Manager's oversight role over the Subadvisers for the appli-
cable Fund; (ii) other services provided by the Manager and its affiliates under other agreements including administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund; (iii) the personnel who provide these services; (iv) the Manager's costs of providing services and the direct and indirect benefits to the Manager from its relationship with the Fund; (v) the Manager's compensation for investment advisory services as well as the Manager's profitability under the Advisory Agreement; (vi) the compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Fund; (vii) the Manager's access to research services from brokers in connection with soft dollar arrangements; (viii) information provided by Lipper Inc. that compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds; (ix) voluntary fee waivers and expense reimbursements agreed to by the Manager; (x) whether the Fund has experienced growth in its assets and, if so, whether the Manager has experienced economies of scale; (xi) the Manager's financial condition; (xii) the Manager's experience supervising investment subadvisers; and (xiii) materials supplied by the Non-Interested Directors' independent counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

         With respect to the Subadvisory Agreements, the Board considered, among others, the following factors and information with respect to each Fund: (i) the services provided under the Subadvisory Agreement; (ii) the Subadviser's management style and long-term performance record; (iii) the Fund's performance record; (iv) the Subadviser's compensation for investment advisory services; (v) the Subadviser's current level of staffing and its overall resources; (vi) the Subadviser's financial condition; (vii) information provided by Lipper Inc. that compared the Subadviser's advisory fee rate and historical performance to those of comparable funds; (viii) the Subadviser's compliance systems; and (ix) any disciplinary history. In reviewing each Subadviser's performance, the Board considered the relatively short period of time that each Subadviser has managed the Fund(s), the Subadviser's long-term performance record over similar accounts, and the explanations of management regarding the factors that contributed to the short-term performance of the Fund(s). Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE GROWTH FUND

The Advisory Agreement for the Growth Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Money Market, Science & Technology, First Start Growth Fund, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, and Capital Growth Funds."

         The Subadvisory Agreement for the Growth Fund with respect to Loomis Sayles was considered by the Board, including the Non-Interested Directors, at a meeting of the Board held on June 23, 2004. In addition, the Non-Interested Directors met separately as a group to consider this matter.

         As part of its deliberations during the meeting, the Board reviewed information provided by management relating to the services to be rendered by Loomis Sayles under the Subadvisory Agreement and the reasonableness of the fees that would be paid under the Subadvisory Agreement by IMCO to Loomis Sayles. In making its decision to approve the Subadvisory Agreement, the Board considered the experience and success of Loomis Sayles in managing similar accounts and the qualifications of the individuals at Loomis Sayles responsible for these investment activities. The Board considered Loomis Sayles' investment performance in similar accounts. The Board also considered the reasonableness of the fees proposed to be paid to Loomis Sayles for these services, and the likelihood that IMCO and Loomis Sayles will be able to work together effectively to pursue the Fund's investment objective in the subadvisory arrangement. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE VALUE FUND

The Advisory Agreement for the Value Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Money Market, Science & Technology, First Start Growth Fund, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, and Capital Growth Funds."

         The Subadvisory Agreement for the Value Fund was considered by the Board, including the Non-Interested Directors, at a meeting of the Board held on June 23, 2004. In addition, the Non-Interested Directors met separately as a group to consider this matter.

         As part of its deliberations during the meeting, the Board reviewed information provided by management relating to the services to be rendered by BHMS under the Subadvisory Agreement and the reasonableness of the fees that would be paid under the Subadvisory Agreement by IMCO to BHMS. In making its decision to approve the Subadvisory Agreement, the Board considered the experience and success of BHMS in managing value accounts and the qualifications of the individuals at BHMS responsible for these investment activities. The Board considered HMBS' investment performance in value accounts. The Board also considered the reasonableness of the fees proposed to be paid to BHMS for these services, and the likelihood that IMCO and BHMS will be able to work together effectively to pursue the Fund's investment objective in the subadvisory arrangement. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for each Fund except the Money Market Fund and the Aggressive Growth Fund, which is one-tenth of one percent (0.10%) of the average net assets for the Money Market Fund and effective May 1, 2002, one fourth of one percent (0.25%) of the average net assets for the Aggressive Growth Fund. We may also delegate one or more of our responsibilities to others at our expense.

         For the last two fiscal years ended July 31, the Company paid IMCO the following administration and servicing fees:

FUND                                    2003                   2004
Aggressive Growth Fund              $ 1,831,423             $ 2,317,057
Growth Fund                         $ 1,063,250             $ 1,238,189
Growth & Income Fund                $ 1,247,010             $ 1,620,422
Income Stock Fund                   $ 2,183,806             $ 2,600,446
Income Fund                         $ 2,631,464             $ 2,613,488
Short-Term Bond Fund                $   561,192             $   600,430
Money Market Fund                   $ 3,496,241             $ 3,185,023
Science & Technology Fund           $   348,356             $   524,441
First Start Growth Fund             $   207,672             $   282,413
Intermediate-Term Bond Fund         $   312,784             $   379,051
High-Yield Opportunities Fund       $   113,385             $   233,937
Small Cap Stock Fund                $   156,603             $   247,961
Capital Growth Fund                 $    48,065             $   104,192
Value Fund                          $    99,251             $   144,266

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Company's Board of Directors reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the Codes of Ethics annually.

         While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethids requirements before executing permitted personal trades. A copy of the Codes of Ethics have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

         To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee will be summarized and presented to the Funds' Board of Directors at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 1-800-531-8448; (ii) at USAA.COM; and
(iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Company has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $26 per account. This fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1221, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, are the independent auditors for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICES NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

 AAA An  obligation  rated AAA has the  highest  rating  assigned  by Standard &
     Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is high ly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to fore seeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest invest- ment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safe ty remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD   DEFAULT. "DD" indicates potential recoveries in the range of 50% - 90%.

D    DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough defi nition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered ade quate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and prin cipal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is lit tle difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D      This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG        This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments   in  this  category  may  lack   sufficient   margins  of
          protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

 A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

 A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

 B Issues rated "B" are regarded as having speculative capacity for timely payment.

 C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

S&P MUNICIPAL

 SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

 SP-2    Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

 SP-3    Speculative capacity to pay principal and interest.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near- term adverse changes could result in a reduction to non-investment grade.

B       SPECULATIVE.   Minimal   capacity   for  timely   payment  of  financial
        commitments, plus vulnerability to near- term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D       DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that possesses  unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated  in this  category  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.

R-1 (middle)      Short-term  debt rated "R-1 (middle)" is of superior    credit
                  quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1  (low)" is of satisfactory  credit quality.  The overall  strength and outlook for key liquidity, debt and profitability  ratios is not normally as favorable as with higher rating  categories,  but these  considerations are still respectable.  Any qualifying negative factors that exist are  considered  manageable,  and the  entity is  normally  of sufficient  size to have some  influence in its industry.  R-2
                  (high), R-2 (middle), R-2 (low) Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt  protection  ranges  from having  reasonable  ability for timely  repayment to a level,  which is  considered  only just adequate.  The  liquidity  and debt  ratios of entities in the
                  "R-2"  classification  are not as strong as those in the "R-1"
                  category,  and the past and future trend may suggest some risk of  maintaining  the  strength  of key ratios in these  areas.
                  Alternative   sources  of  liquidity  support  are  considered
                  satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer.
                  The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)         Short-term  debt rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment ranges from mildly  speculative  to doubtful.  "R-3"  credits tend to have weak  liquidity and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature, companies  with "R-3" ratings would normally have very limited access to  alternative  sources of liquidity.  Earnings  would
                  typically  be  very   unstable,   and  the  level  of  overall
                  profitability  of the  entity is also  likely  to be low.  The
                  industry   environment   may  be  weak,  and  strong  negative
                  qualifying factors are also likely to be present.


NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

06143-1204

                             USAA MUTUAL FUND, INC.


PART C.            OTHER INFORMATION

ITEM 22.           EXHIBITS

a    (i)      Articles of Incorporation dated October 10, 1980 (1)
     (ii)     Articles of Amendment dated January 14, 1981 (1)
     (iii)    Articles Supplementary dated July 28, 1981 (1)
     (iv)     Articles Supplementary dated November 3, 1982 (1)
     (v)      Articles of Amendment dated  May 18,  1983 (1)
     (vi)     Articles Supplementary  dated August 8, 1983 (1)
     (vii)    Articles Supplementary  dated July 27, 1984 (1)
     (viii)   Articles Supplementary dated November 5, 1985 (1)
     (ix)     Articles Supplementary dated January 23, 1987 (1)
     (x)      Articles Supplementary  dated  May 13,  1987 (1)
     (xi)     Articles Supplementary dated January 25, 1989 (1)
     (xii)    Articles Supplementary dated May 2, 1991 (1)
     (xiii)   Articles Supplementary  dated  November  14,  1991  (1)
     (xiv)    Articles Supplementary  dated  April  14,  1992  (1)
     (xv)     Articles Supplementary dated November 4, 1992 (1)
     (xvi)    Articles Supplementary  dated March 23, 1993 (1)
     (xvii)   Articles Supplementary  dated May 5, 1993 (1)
     (xviii)  Articles Supplementary dated November 8, 1993 (1)
     (xix)    Articles Supplementary dated January 18, 1994 (1)
     (xx)     Articles Supplementary dated November 9, 1994 (1)
     (xxi)    Articles Supplementary dated November 8, 1995 (2)
     (xxii)   Articles Supplementary  dated  February  6,  1996 (3)
     (xxiii)  Articles Supplementary  dated  March  12,  1996  (4)
     (xxiv)   Articles Supplementary dated November 13, 1996 (7)
     (xxv)    Articles Supplementary dated May 9, 1997 (8)
     (xxvi)   Articles of Amendment dated July 9, 1997 (9)
     (xxvii) Articles Supplementary dated November 12, 1997 (10) (xxviii) Articles Supplementary dated April 3, 1998 (13)
     (xxix)   Articles Supplementary dated May 6, 1999 (14)
     (xxx)    Articles Supplementary  dated  November  18,  1999 (16)
     (xxxi)   Articles Supplementary dated July 19, 2000 (17)
     (xxxii) Articles Supplementary dated April 26, 2001 (21) (xxxiii) Articles Supplementary dated June 20, 2001 (22)
     (xxxiv)  Certificate of Correction to Articles Supplementary(22)
     (xxxv)   Articles of Amendment dated April 24, 2002 (24)
     (xxxvi)  Articles Supplementary dated April 24, 2002 (24)

b             Bylaws, as amended September 17, 2001 (23)

c             SPECIMEN CERTIFICATES FOR SHARES OF

     (i)      Growth Fund (1)
     (ii)     Income Fund (1)
     (iii)    Money Market Fund (1)
     (iv)     Aggressive Growth Fund (1)
     (v)      Income Stock Fund (1)
     (vi)     Growth & Income Fund (1)
     (vii)    Short-Term Bond Fund (1)
     (viii)   S&P 500 Index Fund (4)
     (ix)     Science & Technology Fund (9)
     (x)      First Start Growth Fund (9)
     (xi)     Intermediate-Term Bond Fund (15)
     (xii)    High-Yield Opportunities Fund (15)

ITEM NO. 22       EXHIBIT

     (xiii)   Small Cap Stock Fund (15)
     (xiv)    Extended Market Index Fund (19)
     (xv)     Nasdaq-100 Index Fund (19)
     (xvi)    Capital Growth Fund (19)
     (xvii)   Value Fund (21)

d    (i)      Advisory Agreement dated August 1, 2001 (22)
     (ii) Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (iii) Administration and Servicing Agreement dated May 1, 2001, as amended February 20, 2002, with respect to the S&P 500 Index Fund, Extended Market Index Fund, and Nasdaq-100 Index Fund (23)
     (iv) Letter Agreement to the Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (v) Management Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (vi) Advisory Agreement dated October 27, 2000 with respect to the Nasdaq-100 Index Fund (19)
     (vii) Accounting Services Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (viii)   Administration  and Servicing  Agreement dated August 1, 2001, as amended February 20, 2002, with respect to the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, Money Market Fund,
               Science  &   Technology   Fund,   First  Start   Growth  Fund,
               Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Capital Growth Fund (24)
     (ix) Letter Agreement dated August 3, 2001 to the Administration and Servicing Agreement with respect to the Value Fund (22)
     (x) Amended and Restated Investment SubAdvisory Agreement dated October 1, 2003 with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund (29)
     (xi)     Investment Accounting Agreement dated May 1, 2003 with respect to the S&P 500 Index Fund (29)
     (xii)    Advisory Agreement dated October 18, 2002 (26)
     (xiii) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Batterymarch Financial Management, Inc. with respect to Capital Growth Fund (29)
     (xiv) Subadvisory Agreement dated July 12, 2003 between IMCO and Grantham, Mayo, Van Otterloo & Co. LLC with respect to Income Stock Fund (29)
     (xv) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Marsico Capital Management, LLC with respect to Aggressive Growth Fund, Growth Fund, and First Start Growth Fund (29)
     (xvi) Amended and Restated Subadvisory Agreement dated October 18, 2002, between IMCO and Wellington Management Company, LLP with respect to Growth & Income Fund and Science & Technology Fund
               (29)
     (xvii)   Amendment  No.  2  dated   December  1,  2003,  to  Investment
               Subadvisory  Agreement  dated  October 18, 2002 as Amended and
               Restated as of May 1, 2003, with respect to Batterymarch Financial Management, Inc. (30)
     (xiii)   Amendment  No.  2  dated   December  1,  2003,  to  Investment
               Subadvisory Agreement dated October 18, 2002 as Amended and Restated as of May 1, 2003, with respect to Wellington Management Company, LLP (30)
     (xix) Subadvisory Agreement dated July 1, 2004, between IMCO and Barrow, Hanley, Mewhinney & Strauss, Inc. with respect to the Value Fund (32)
     (xx) Subadvisory Agreement dated July 1, 2004, between IMCO and Loomis, Sayles & Company, L.P. with respect to the Growth Fund
               (32)

e    (i)      Underwriting Agreement dated July 25, 1990 (1)
     (ii) Letter Agreement to the Underwriting Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)

ITEM NO. 22       EXHIBIT

     (iii) Letter Agreement to the Underwriting Agreement dated May 1, 1996 adding S&P 500 Index Fund (5)
     (iv) Letter Agreement to the Underwriting Agreement dated August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)
     (v)      Letter Agreement to the Underwriting Agreement dated August 2,
               1999   adding   Intermediate-   Term  Bond  Fund,   High-Yield
               Opportunities Fund, and Small Cap Stock Fund (15)
     (vi) Letter Agreement to the Underwriting Agreement dated October 27, 2000 adding the Extended Market Index Fund, the Nasdaq-100 Index Fund, and the Capital Growth Fund (19)
     (vii) Letter Agreement to the Underwriting Agreement dated August 3, 2001 adding the Value Fund (22)

f             Not Applicable

g    (i)      Amended and Restated Custodian Agreement dated July 1, 2001 (22)
     (ii)     Subcustodian  Agreement  dated March 24, 1994 (3)
     (iii)    Custodian  Agreement dated May 1, 2003 with respect to the S&P
               500 Index Fund (28)
     (iv) Subcustodian Agreement dated May 1, 2003 with respect to the S&P 500 Index Fund (28)
     (v) Letter Agreement to the Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (vi) Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (vii) Addendum to the Custody Letter Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (viii) Letter Agreement dated August 3, 2001 to the Custodian Agreement with respect to the Value Fund (22)
     (ix) Amendment to the Amended and Restated Custodian Agreement dated July 1, 2002 (27)

h    (i)      Articles of Merger dated January 30, 1981 (1)
     (ii)     Transfer Agency Agreement dated November 13, 2002 (26)
     (iii)    Master  Revolving  Credit  Facility  Agreement  with  Bank  of
              America/State Street dated January 8, 2004 (30)
     (iv) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 8, 2004 (30)
     (v) Master-Feeder Participation Agreement dated October 27, 2000 with respect to the Extended Market Index Fund (19)
     (vi)     License  Agreement for Nasdaq-100  Index Fund dated October 27,
               2000 (19)
     (vii) Sublicense Agreement for Extended Market Index Fund dated October 27, 2000 (19)
     (viii) Commodity Customer's Agreement for the Nasdaq-100 Index Fund dated October 27, 2000 (19)

i    (i)      Opinion  and  Consent  of  Counsel  with  respect  to the
               Aggressive Growth Fund, Growth Fund, Income Fund, Income Stock Fund, Growth & Income Fund, Short-Term Bond Fund, Science & Technology, First Start Growth Fund, Money Market Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (filed herewith)
     (ii) Opinion and Consent of Counsel with respect to the S&P 500 Index Fund (Member Shares and Reward Shares), Extended Market Index Fund, and Nasdaq-100 Index Fund (31)

j             Independent Auditors' Consent (filed herewith)

k             Omitted financial statements - Not Applicable

ITEM NO. 22     EXHIBIT

              SUBSCRIPTIONS AND INVESTMENT LETTERS
l    (i)      Subscription  and  Investment  Letter for Growth & Income Fund and
               Short-Term Bond Fund (1)
     (ii)     Subscription  and Investment  Letter for S&P 500 Index Fund (5)
     (iii) Subscription and Investment Letter for Science & Technology Fund and First Start Growth Fund (9)
     (iv) Subscription and Investment Letter for the Intermediate-Term Bond Fund, High-Yield Opportunities Fund, and Small Cap Stock Fund
               (15)
     (v)      Subscription and Investment Letter for the Extended  Market
               Index Fund, Nasdaq-100 Index Fund, and Capital Growth Fund (19)
     vi)      Subscription and Investment Letter for the Value Fund (22)

m             12b-1 Plan - Not Applicable

n             Amended 18f-3 Plan (25)

o             Reserved

p             CODE OF ETHICS

     (i)      USAA Investment Management Company (31)
     (ii)     Northern Trust Investments (27)
     (iii)    Merrill Lynch Investment Managers (30)
     (iv)     Barclays Global Investors, N.A. (18)
     (v)      Batterymarch Financial Management, Inc. (25)
     (vi)     The Boston Company Asset Management, LLC (25)
     (vii)    Dresdner RCM Global Investors LLC (25)
     (viii)   Eagle Asset Management, Inc. (25)
     (ix)     Marsico Capital Management, LLC (31)
     (x)      Wellington Management Company, LLP (25)
     (xi)     Westwood Management Corporation (25)

q             POWERS OF ATTORNEY
              Powers of Attorney for Robert G. Davis dated  March 6, 2003 and
               Christopher W. Claus, David M. Holmes, Barbara B. Dreeben, Robert L. Mason, Laura T. Starks, Michael F. Reimherr, and Richard A. Zucker dated February 27, 2003 (28)

(1)  Previously  filed with  Post-Effective  Amendment No. 38 of the  Registrant
     (No.  2-49560)  filed  with  the  Securities  and   Exchange  Commission on
     September 29, 1995.

(2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

(3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

(4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

(5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

(6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

(7)  Previously filed with  Post-Effective  Amendment No. 44  of  the Registrant
     (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

(8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

(9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

(10) Previously filed with  Post-Effective  Amendment No. 47  of  the Registrant
     (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

(11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

(12) Previously filed with Post-Effective Amendment No. 49 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1998.

(13) Previously filed with Post-Effective Amendment No. 50 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1999.

(14) Previously filed with Post-Effective Amendment No. 51 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 14, 1999.

(15) Previously filed with Post-Effective Amendment No. 52 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 1999.

(16) Previously filed with Post-Effective Amendment No. 53 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2000.

(17) Previously filed with Post-Effective Amendment No. 54 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on August 4, 2000.

(18) Previously filed with Post-Effective Amendment No. 55 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 27, 2000.

(19) Previously filed with Post-Effective Amendment No. 56 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 30, 2000.

(20) Previously filed with Post-Effective Amendment No. 57 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 30, 2001.

(21) Previously filed with Post-Effective Amendment No. 58 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 18, 2001.

(22) Previously filed with Post-Effective Amendment No. 59 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2001.

(23) Previously filed with Post-Effective Amendment No. 60 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on March 1, 2002.

(24) Previously filed with Post-Effective Amendment No. 61 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 29, 2002.

(25) Previously filed with Post-Effective Amendment No. 62 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 2, 2002.

(26) Previously filed with Post-Effective Amendment No. 63 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 27, 2002.

(27) Previously filed with Post-Effective Amendment No. 64 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 28, 2003.

(28) Previously filed with Post-Effective Amendment No. 65 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2003.

(28) Previously filed with Post-Effective Amendment No. 66 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 2, 2003.

(29) Previously filed with Post-Effective Amendment No. 67 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 26, 2003.

(30) Previously filed with Post-Effective Amendment No. 68 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on March 1, 2004.

(31) Previously filed with Post-Effective Amendment No. 69 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 28, 2004.

(31) Previously filed with Post-Effective Amendment No. 70 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 2004.

Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Directors and Officers of the Company" in the Statement of Additional Information.

Item 24. INDEMNIFICATION

Protection for the liability of the adviser and underwriter and for the officers and directors of the Registrant is provided by two methods:

(a) THE DIRECTOR AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of the Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant.

(b) STATUTORY INDEMNIFICATION PROVISIONS. Under Section 2-418 of the Maryland General Corporation Law, the Registrant is authorized to indemnify any past or present director, officer, agent or employee against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with any proceeding in which he is a party by reason of having served as a director, officer, agent or employee, if he acted in good faith and reasonably believed that, (i) in the case of conduct in his official capacity with the Registrant, that his conduct was in the best interests of the Registrant, or (ii) in all other cases, that his conduct was at least not opposed to the best interests of the Registrant. In the case of any criminal proceeding, said director, officer, agent, or employee must in addition have had no reasonable cause to believe that his conduct was unlawful. In the case of a proceeding by or in the right of the Registrant, indemnification may only be made against reasonable expenses and may not be made in respect of any proceeding in which the director, officer, agent, or employee shall have been adjudged to be liable to the Registrant. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent creates a rebuttable presumption that the director, officer, agent, or employee did not meet the requisite standard of conduct for indemnification. No indemnification may be made in respect of any proceeding charging improper personal benefit to the director, officer, agent, or employee whether or not involving action in such person's official capacity, if such person was adjudged to be liable on the basis that improper personal benefit was received. If such director, officer, agent, or employee is successful, on the merits or otherwise, in defense of any such proceeding against him, he shall be indemnified against the reasonable expenses incurred by him (unless such indemnification is limited by the Registrant's charter, which it is not). Additionally, a court of appropriate jurisdiction may order indemnification in certain circumstances even if the appropriate standard of conduct set forth above was not met.

     Indemnification may not be made unless authorized in the specific case after determination that the applicable standard of conduct has been met. Such determination shall be made by either: (i) the board of directors by either (x) a majority vote of a quorum consisting of directors not parties to the proceeding or (y) if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not at the time parties to such proceeding who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) above, or, if the requisite quorum of the board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

     Reasonable expenses may be reimbursed or paid by the Registrant in advance of final disposition of a proceeding after a determination, made in accordance with the procedures set forth in the preceding paragraph, that the facts then known to those making the determination would not preclude indemnification under the applicable standards provided the Registrant receives (i) a written affirmation of the good faith belief of the person seeking indemnification that the applicable standard of conduct necessary for indemnification has been met, and (ii) written undertaking to repay the advanced sums if it is ultimately determined that the applicable standard of conduct has not been met.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the Registrant's Articles of Incorporation or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund and Portfolio Management" and to the section of the Statement of Additional Information captioned "Directors and Officers of the Company."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers: Item 26. Principal Underwriters

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's cur rent Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) The Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202, serves as a subadviser to the Growth Fund, Aggressive Growth Fund, and First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e)     Barrow,  Hanley,  Mewhinney  &  Strauss,  Inc.  (BHMS),  located at 3232
        McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429, serves as a subadviser to the Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund and the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as a subadviser to the S&P 500 Index Fund and the Nasdaq-100 Index Fund. The information required by this
        Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust.

(b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

NAME AND PRINCIPAL            POSITION AND OFFICES        POSITION AND OFFICES
 BUSINESS ADDRESS             WITH UNDERWRITER            WITH REGISTRANT

Christopher W. Claus          Chief Executive Officer,    President, Director
9800 Fredericksburg Road      President, Director, and    and Vice Chairman of
San Antonio, TX 78288         Vice Chairman of the        the Board of Directors
                              Board of Directors

Mark S. Howard                Senior Vice President,      Secretary
9800 Fredericksburg Road      Secretary and Counsel
San Antonio, TX 78288

David M. Holmes               Senior Vice President,      Treasurer
9800 Fredericksburg Road      Senior Financial Officer,
San Antonio, TX 78288         and Treasurer

Clifford A. Gladson           Senior Vice President,      Vice President
9800 Fredericksburg Road      Fixed Income Investments
San Antonio, TX 78288

Jeffrey Hill                  Assistant Vice President,   Chief Compliance
9800 Fredericksburg Road      Mutual Funds Compliance     Officer
San Antonio, TX 78288

Mark S. Rapp                  Senior Vice President,      None
9800 Fredericksburg Road      Marketing
San Antonio, TX 78288

Terri L. Luensmann            Senior Vice President,      None
9800 Fredericksburg Road      Investment Operations
San Antonio, TX 78288

(c)     Not Applicable

Item 27. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare,  maintain,  and preserve the records required by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

USAA Investment Management Company          Northern Trust Investments, N.A.
9800 Fredericksburg Road                    50 S. LaSalle Street
San Antonio, Texas 78288                    Chicago, Illinois 60675

USAA Shareholder Account Services           Chase Manhattan Bank
9800 Fredericksburg Road                    4 Chase MetroTech
San Antonio, Texas 78288                    18th Floor
                                            Brooklyn, New York  11245

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth
Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management,LLC
1200  Seventeenth  Street
Suite 1300
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund, Aggressive Growth Fund, and First Start Growth Fund)

Barrow,Hanley, Mewhinney & Strauss, Inc.
3232  McKinney  Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Value
Fund)

Batterymarch Financial Management, Inc.
200  Clarendon   Street
Boston, Massachusetts  02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund and Small Cap Stock Fund)

Northern Trust  Investments,  N.A.
50 S. LaSalle Street
Chicago,  Illinois 60675
(records relating to its functions as a subadviser to the S&P 500 Index Fund and the Nasdaq-100 Index Fund)

Item 28. MANAGEMENT SERVICES

         Not Applicable

Item 29. UNDERTAKINGS

         None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 18th day of November, 2004.

                                            USAA MUTUAL FUND, INC.


                                            /S/ Christopher W. Claus
                                            -----------------------------------
                                            Christopher W. Claus President

     Pursuant to the requirements of the Securities Act, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


(SIGNATURE)                   (TITLE)                       (DATE)

                             Director and President
/s/ Christopher W. Claus     (Principal Executive Officer)  November 18, 2004
-------------------------
Christopher W. Claus


                             Treasurer (Principal           November 18, 2004
/s/ David Holmes             Financial and
-------------------------    Accounting Officer)
David Holmes


/s/ Barbara B. Dreeben                                      November 18, 2004
-------------------------
Barbara B. Dreeben           Director


/s/ Robert L. Mason                                         November 18, 2004
-------------------------
Robert L. Mason              Director


/s/ Michael F. Reimherr                                     November 18, 2004
-------------------------
Michael F. Reimherr          Director


/s/ Laura T. Starks                                         November 18, 2004
-------------------------
Laura T. Starks              Director


/s/ Richard A. Zucker                                       November 18, 2004
-------------------------
Richard A. Zucker            Director

EXHIBIT        ITEM                                                    PAGE NO.

i        Opinion and Consent of Counsel with respect to the
         Aggressive Growth Fund, Growth Fund, Income Fund, Income
         Stock Fund, Growth & Income Fund, Short-Term Bond Fund,
         Science & Technology Fund, First Start Growth Fund,
         Money Market Fund, Intermediate-Term Bond Fund,
         High-Yield Opportunities Fund, Small Cap Stock Fund,
         Capital Growth Fund, and Value Fund                               699

j        Independent Auditors' Consent                                     703